EXHIBIT 10.28

                                                TIAA Appl. #VR-14
                                                     M -000473100

                         PROMISSORY NOTE
                       Bedford Portfolio #4


$22,150,000                                       Dated:
                                                  November 22,
                                                  1999


          FOR VALUE RECEIVED, BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Borrower"), having its principal place of business at 270 Lafayette Circle, Lafayette, California 94549, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender"), or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of TWENTY TWO MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($22,150,000) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, the "Principal"), in lawful money of the United States of America, with interest on the Principal from the date of this Promissory Note (this "Note") through and including December 1, 2006 (the "Maturity Date") at the fixed rate of seven and ninety-five one-hundredths percent (7.95%) per annum (the "Fixed Interest Rate").

          This Note is secured by, among other things, the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, Bedford Portfolio #4 - California Properties), the Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing Statement (Bedford Portfolio #4 - Arizona Property) and the Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing Statement (Bedford Portfolio #4 - Washington Property) (collectively referred to as the "Deed of Trust") dated the date of this Note made by Borrower for the benefit of Lender as security for the Loan. All capitalized terms not expressly defined in this Note will have the definitions set forth in the Deed of Trust.


     Section 1.     Payments of Principal and Fixed Interest.

     (a)  Borrower will make monthly installment payments ("Debt
Service Payments") as follows:

     (i) On December 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On January 1, 2000 and on the first day of each succeeding calendar month through and including December 1, 2006, payments in the amount of One Hundred Seventy Thousand Two Hundred Twenty-Four and 28/100 Dollars ($170,224.28), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b) On the Maturity Date, Borrower will pay the Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

     Section 2.     Prepayment Provisions.

     (a)  The following definitions apply:

"Discount Rate" means the yield on a U.S. Treasury issue selected by Lender, as published in the Wall Street Journal, two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date, and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.

"Default Discount Rate" means the Discount Rate less 300 basis points.

"Discounted Value" means the Discounted Value of a Note Payment based on the following formula:

           NP
     (1 + R/12)n  =  Discounted Value

     NP   =    Amount of Note Payment


     R    =    Discount Rate or Default Discount Rate as the case may
               be.

     n    =    The number of months between the date of prepayment
               and the scheduled date of the Note Payment being discounted rounded to the nearest integer.

"Note Payments" means (i) the scheduled Debt Service Payments for the period from the date of prepayment through the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

"Prepayment Date Principal" means the Principal on the date of prepayment.

     (b) This Note may not be prepaid in full or in part before July 1, 2001. Commencing on December 1, 2001, provided there is no Event of Default that is not cured within the applicable cure period, Borrower may prepay this Note in full, but not in part, on the first day of any calendar month, upon 90 days prior notice to Lender and upon payment in full of the Debt which will include a payment (the "Prepayment Premium") equal to the greater of (i) an amount equal to 1% (the "Prepayment Percentage") times the Prepayment Date Principal or (ii) the amount by which the sum of the Discounted Values of Note Payments, calculated at the Discount Rate plus 50 basis points, exceeds the Prepayment Date Principal. Provided there is no Event of Default that is not cured within the applicable cure period, this Note may be prepaid in full without payment of the Prepayment Premium during the last 90 days of the Term.

     (c) After an Event of Default or upon any prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy all or any part of the Debt, any decree of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale) and any tender of payment during any redemption period after foreclosure, will include an amount (the "Evasion Premium") equal to the greater of (i) an amount equal to the product of the Prepayment Premium plus 300 basis points times the Prepayment Date Principal, or (ii) the amount by which the sum of the Discounted Values of the Note Payments, calculated at the Default Discount Rate, exceeds the Prepayment Date Principal.

     (d)  Borrower acknowledges that:

     (i)  a prepayment will cause damage to Lender;

     (ii) the Evasion Premium is intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid;

     (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

     (iv) the Evasion Premium represents Lender and Borrower's reasonable estimate of Lender's damages for the prepayment and is not a penalty.

     (e) BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT LENDER WOULD NOT LEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE WITHOUT BORROWER'S AGREEMENT, AS SET FORTH ABOVE, TO PAY LENDER A PREPAYMENT PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER OR UNDER THE DEED OF TRUST INCLUDING, WITHOUT LIMITATION, A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY ENCUMBERED BY THE DEED OF TRUST AND BORROWER ACKNOWLEDGES THAT (I) THE GENERAL PARTNERS, PRINCIPALS OR MEMBERS, AS THE CASE MAY BE, OF BORROWER ARE KNOWLEDGEABLE REAL ESTATE DEVELOPERS OR INVESTORS, (II) BORROWER FULLY UNDERSTANDS THE EFFECT OF THE ABOVE WAIVER, (III) THE MAKING OF THE LOAN BY LENDER AT THE RATE SET FORTH ABOVE IS SUFFICIENT CONSIDERATION FOR SUCH WAIVER, AND (IV) LENDER WOULD NOT MAKE THE LOAN WITHOUT SUCH WAIVER, AND BORROWER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON BORROWER'S BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW.

     INITIALS:____________

     Section 3.     Events of Default:

     (a)  It is an "Event of Default" under this Note:

     (i) if Borrower fails to pay any amount due, as and when required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or

     (ii) if an Event of Default occurs under any other Loan
     Document.

     (b) If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable ("Acceleration") and exercise any of the other Remedies.

     Section 4. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs.

     Section 5.     Late Charges.

     (a) If Borrower fails to pay any Debt Service Payment when due and the failure continues for a period of 5 days or more or fails to pay any amount due under the Loan Documents on the Maturity Date, Borrower agrees to pay to Lender an amount (a "Late Charge") equal to five cents ($.05) for each one dollar ($1.00) of the delinquent payment.

     (b)  Borrower acknowledges that:

     (i)   a delinquent payment will cause damage to Lender;

     (ii) the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

     (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by the delinquency; and

     (iv) the Late Charge represents Lender and Borrower's reasonable estimate of Lender's damages from the delinquency and is not a penalty.

     Section 6.     Limitation of Liability.   This Note is subject
to the limitations on liability set forth in the Article of the Deed of Trust entitled "Limitation of Liability".

     Section 7.     WAIVERS.   IN ADDITION TO THE WAIVERS SET FORTH
IN THE ARTICLE OF THE DEED OF TRUST ENTITLED "WAIVERS", BORROWER WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL BORROWERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL BORROWER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.

     Section 8. Commercial Loan. The Loan is made for the purpose of carrying on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.

     Section 9. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate.
If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

     Section 10. Applicable Law. The Loan Documents shall be governed by and will be construed in accordance with the Laws of the State of New York, without regard to conflicts of laws principles, except as set forth below. The parties acknowledge that the State of New York is the principal place of business of Lender and has a substantial relationship to the underlying transactions relating to the Loan and to the parties involved. Notwithstanding the foregoing, Borrower and Lender agree that the laws of the State in which the Property is located shall govern the creation and perfection of liens on the Property and the procedures for enforcing remedies directly related to the Property including the appointment of trustees, the foreclosure or foreclosure sale of the Property, the appointment of receiver and any other remedy with respect to the Property.

     Section 11. Time of the Essence. Time is of the essence with respect to the payment and performance of the Obligations.

     Section 12. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

     Section 13. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to the Deed of Trust entitled "Rules of Construction".

     Section 14.    Deed of Trust Provisions Incorporated.   To the
extent not otherwise set forth in this Note, the provisions of the Articles of the Deed of Trust entitled "Expenses and Duty to Defend", "Waivers", "Notices", and "Miscellaneous" are applicable to this Note and deemed incorporated by reference as if set forth at length in this Note.

     Section 15.    Joint and Several Liability; Successors and
Assigns.   If Borrower consists of more than one entity, the
obligations and liabilities of each such entity will be joint and several. This Note binds Borrower and successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

     Section 16. Absolute Obligation. Except for the Section of this Note entitled "Limitation of Liability", no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Fixed Interest Rate and any other amounts due and payable under this Note, as and when required.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.


                              BEDFORD PROPERTY INVESTORS, INC.,
                              a Maryland corporation


                            By: /s/Hanh Kihara
                                   Hanh Kihara
                                 Senior Vice President and
                                 Chief Financial Officer





                                                TIAA Appl. #VR-14
                                                      M-000473100


          DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
         SECURITY AGREEMENT AND FIXTURE FILING STATEMENT
Bedford Portfolio #4 - Arizona Properties

                         by and between

     BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation
                           as Borrower

                               and

 FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation as Trustee

                        for the benefit of

           TEACHERS INSURANCE AND ANNUITY ASSOCIATION
                OF AMERICA, a New York corporation
                            as Lender

                       Properties Known As

  Ford Motor Building, 1355 S. Clearview Avenue, Mesa, Arizona

  After Recordation This Deed of Trust Should Be Returned To:

                   Beverly J. Quail, Esquire
             Ballard Spahr Andrews & Ingersoll LLP
                  1225 17th Street, Suite 2300
                     Denver, Colorado 80202

                        TABLE OF CONTENTS


                                                             Page

RECITALS:
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION. . . . . . . . . . . . . .1
Section 1.1.           Definitions . . . . . . . . . . . . . . .1
Section 1.2.           Rules of Construction . . . . . . . . . .1

ARTICLE II

GRANTING CLAUSES . . . . . . . . . . . . . . . . . . . . . . . .2
Section 2.1.           Encumbered Property . . . . . . . . . . .2
Section 2.2.           Habendum Clause . . . . . . . . . . . . .4
Section 2.3.           Security Agreement. . . . . . . . . . . .4
Section 2.4.           Conditions to Grant . . . . . . . . . . .5

ARTICLE III

OBLIGATIONS SECURED. . . . . . . . . . . . . . . . . . . . . . .5
Section 3.1.           The Obligations . . . . . . . . . . . . .5

ARTICLE IV

TITLE AND AUTHORITY. . . . . . . . . . . . . . . . . . . . . . .5
Section 4.1.           Title to the Property . . . . . . . . . .5
Section 4.2.           Authority . . . . . . . . . . . . . . . .6
Section 4.3.           No Foreign Person . . . . . . . . . . . .6
Section 4.4.           Litigation. . . . . . . . . . . . . . . .6

ARTICLE V

PROPERTY STATUS, MAINTENANCE AND LEASES. . . . . . . . . . . . .7
Section 5.1.           Status of the Property. . . . . . . . . .7
Section 5.2.           Maintenance of the Property . . . . . . .7
Section 5.3.           Change in Use . . . . . . . . . . . . . .7
Section 5.4.           Waste . . . . . . . . . . . . . . . . . .7
Section 5.5.           Inspection of the Property. . . . . . . .8
Section 5.6.           Leases and Rents. . . . . . . . . . . . .8
Section 5.7.           Parking . . . . . . . . . . . . . . . . .8
Section 5.8.           Separate Tax Lot. . . . . . . . . . . . .8
Section 5.9.           Changes in Zoning or Restrictive Covenants9
Section 5.10.          Lender's Right to Appear. . . . . . . . .9
Section 5.11.          Community Facilities District . . . . . .9

ARTICLE VI

IMPOSITIONS AND ACCUMULATIONS. . . . . . . . . . . . . . . . . .9
Section 6.1.           Impositions . . . . . . . . . . . . . . .9
Section 6.2.           Accumulations . . . . . . . . . . . . . 10
Section 6.3.           Changes in Tax Laws . . . . . . . . . . 12

ARTICLE VII

INSURANCE, CASUALTY, CONDEMNATION
AND RESTORATION. . . . . . . . . . . . . . . . . . . . . . . . 12
Section 7.1.           Insurance Coverages . . . . . . . . . . 12
Section 7.2.           Casualty and Condemnation . . . . . . . 14
Section 7.3.           Application of Proceeds . . . . . . . . 14
Section 7.4.           Conditions to Availability of Proceeds for Restoration
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Section 7.5.           Restoration . . . . . . . . . . . . . . 16

ARTICLE VIII

COMPLIANCE WITH LAW AND AGREEMENTS . . . . . . . . . . . . . . 18
Section 8.1.           Compliance with Law . . . . . . . . . . 18
Section 8.2.           Compliance with Agreements. . . . . . . 18
Section 8.3.           ERISA Compliance. . . . . . . . . . . . 19
Section 8.4.           Section 6045(e) Filing. . . . . . . . . 19

ARTICLE IX

ENVIRONMENTAL. . . . . . . . . . . . . . . . . . . . . . . . . 19
Section 9.1.           Environmental Representations and Warranties19
Section 9.2.           Environmental Covenants . . . . . . . . 20

ARTICLE X

FINANCIAL REPORTING. . . . . . . . . . . . . . . . . . . . . . 21
Section 10.1.          Financial Reporting . . . . . . . . . . 21
Section 10.2.          Annual Budget . . . . . . . . . . . . . 22

ARTICLE XI

EXPENSES AND DUTY TO DEFEND. . . . . . . . . . . . . . . . . . 22
Section 11.1.          Payment of Expenses . . . . . . . . . . 22
Section 11.2.          Duty to Defend. . . . . . . . . . . . . 23

ARTICLE XII

TRANSFERS, LIENS AND ENCUMBRANCES. . . . . . . . . . . . . . . 23
Section 12.1.          Prohibitions on Transfers, Liens and Encumbrances23
Section 12.2.          Permitted Transfers . . . . . . . . . . 24
Section 12.3.          Right to Contest Lien . . . . . . . . . 25
Section 12.4.          Reconveyance Rights . . . . . . . . . . 26
Section 12.5.          Substitution. . . . . . . . . . . . . . 28

ARTICLE XIII

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS . . . . . 29
Section 13.1.          Further Assurances. . . . . . . . . . . 29
Section 13.2.          Estoppel Certificates . . . . . . . . . 29

ARTICLE XIV

DEFAULTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . 30
Section 14.1.          Events of Default . . . . . . . . . . . 30
Section 14.2.          Remedies. . . . . . . . . . . . . . . . 31
Section 14.3.          General Provisions Pertaining to Remedies33
Section 14.4.          Foreclosure by Power of Sale. . . . . . 33
Section 14.5.          General Provisions Pertaining to Receiver and other
Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Section 14.6.          General Provisions Pertaining to Foreclosures and the
Power of Sale. . . . . . . . . . . . . . . . . . . . . . . . . 35
Section 14.7.          Application of Proceeds . . . . . . . . 36
Section 14.8.          Power of Attorney . . . . . . . . . . . 36
Section 14.9.          Tenant at Sufferance. . . . . . . . . . 36

ARTICLE XV

LIMITATION OF LIABILITY. . . . . . . . . . . . . . . . . . . . 37
Section 15.1.          Limitation of Liability . . . . . . . . 37

ARTICLE XVI

WAIVERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Section 16.1.          WAIVER OF STATUTE OF LIMITATIONS. . . . 39
Section 16.2.          WAIVER OF NOTICE. . . . . . . . . . . . 39
Section 16.3.          WAIVER OF MARSHALLING AND OTHER MATTERS 39
Section 16.4.          WAIVER OF TRIAL BY JURY . . . . . . . . 40
Section 16.5.          WAIVER OF COUNTERCLAIM. . . . . . . . . 40
Section 16.6.          WAIVER OF JUDICIAL NOTICE AND HEARING . 40
Section 16.7.          WAIVER OF SUBROGATION . . . . . . . . . 40
Section 16.8.          GENERAL WAIVER. . . . . . . . . . . . . 40

ARTICLE XVII

NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
Section 17.1.          Notices . . . . . . . . . . . . . . . . 41
Section 17.2.          Change in Borrower's Name or Place of Business42

ARTICLE XVIII

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . 42
Section 18.1.          Applicable Law. . . . . . . . . . . . . 42
Section 18.2.          Usury Limitations . . . . . . . . . . . 43
Section 18.3.          Lender's Discretion . . . . . . . . . . 43
Section 18.4.          Unenforceable Provisions. . . . . . . . 43
Section 18.5.          Survival of Borrower's Obligations. . . 43
Section 18.6.          Relationship Between Borrower and Lender;
   No Third Party Beneficiaries. . . . . . . . . . . . . . . . 43
Section 18.7.          Partial Reconveyances or Releases, Extensions, Waivers
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 18.8.          Service of Process. . . . . . . . . . . 44
Section 18.9.          Entire Agreement. . . . . . . . . . . . 44
Section 18.10.         No Oral Amendment . . . . . . . . . . . 44
Section 18.11.         Severability. . . . . . . . . . . . . . 44
Section 18.12.         Covenants Run with the Land . . . . . . 45
Section 18.13.         Time of the Essence . . . . . . . . . . 45
Section 18.14.         Subrogation . . . . . . . . . . . . . . 45
Section 18.15.         Joint and Several Liability . . . . . . 45
Section 18.16.         Successors and Assigns. . . . . . . . . 45
Section 18.17.         Duplicates and Counterparts . . . . . . 45
Section 18.18.         Deed of Trust as Mortgage . . . . . . . 45

ARTICLE XIX

TRUSTEE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 45
Section 19.1           Acceptance of Trust . . . . . . . . . . 45

Exhibit ALEGAL DESCRIPTION . . . . . . . . . . . . . . . . . . 48

Exhibit B

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 49

Exhibit CRULES OF CONSTRUCTION . . . . . . . . . . . . . . . . 55

                                                TIAA Appl. #VR-14
                                                      M-000473100

          DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
              SECURITY AGREEMENT AND FIXTURE FILING
            Bedford Portfolio # 4 - Arizona Properties

        THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING STATEMENT made this ____ day of November, l999, by BEDFORD PROPERTY INVESTORS, INC. ("Borrower"), a Maryland corporation, having its principal place of business at 270 Lafayette Circle, Lafayette, California 94549, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation ("Trustee"), having an address of P.O. Box 3915, Phoenix, Arizona 85030, for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation, having an address at 730 Third Avenue, New York, New York l0017.


                            RECITALS:

        A. Lender agreed to make and Borrower agreed to accept a loan (the "Loan") in the maximum principal amount of $22,150,000.

        B. To evidence the Loan, Borrower executed and delivered to Lender a promissory note (the "Note"), dated the date of this Deed of Trust, in the principal amount of TWENTY TWO MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 Dollars ($22,150,000)(that amount or so much as is outstanding from time to time is referred to as the "Principal"), promising to pay the Principal with interest thereon to the order of Lender as set forth in the Note and with the balance, if any, of the Debt being due and payable on December 1, 2006 (the "Maturity Date").

        C. To secure the Note and the Obligations, this Deed of Trust conveys, among other things, Borrower's fee interest in the real property located in the City of Mesa, County of Maricopa, State of Arizona more particularly described in Exhibit A (the "Land").


                            ARTICLE I

              DEFINITIONS AND RULES OF CONSTRUCTION

   Section 1.1. Definitions. Capitalized terms used in this Deed of Trust are defined in Exhibit B or in the text with a cross-reference in Exhibit B.

   Section 1.2. Rules of Construction. This Deed of Trust will be interpreted in accordance with the rules of construction set forth in Exhibit C.


                            ARTICLE II

                         GRANTING CLAUSES

   Section 2.1. Encumbered Property. Borrower irrevocably grants, mortgages, warrants, sells, conveys, assigns and pledges to Trustee for the benefit of Lender in trust, WITH POWER OF SALE, and grants to Trustee for the benefit of Lender a security interest in, any and all of the following property, rights, interests and estates now or in the future owned or held by Borrower (the "Property") for the uses and purposes set forth in this Deed of Trust:

             (i)  the Land;

             (ii) all buildings and improvements located on the
                  Land (the "Improvements");

             (iii) all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, in each instance adjoining or otherwise appurtenant to or benefitting the Land or the Improvements;

             (iv) all materials intended for construction, re-
                  construction, alteration or repair of the Improvements, such materials to be deemed included in the Land and the Improvements immediately on delivery to the Land; all fixtures and personal property that are attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by tenants), including: furniture; furnishings; machinery; motors; elevators; fittings; microwave ovens; refrigerators; office systems and equipment; plumbing, heating, ventilating and air conditioning systems and equipment; maintenance and landscaping equipment; lighting, cooking, laundry, dry cleaning, refrigerating, incinerating and sprinkler systems and equipment; telecommunications systems and equipment; computer or word processing systems and equipment; security systems and equipment; and equipment leases for any of the property described in this subsection (the "Fixtures and Personal Property");

             (v) all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting Borrower or the Land, the Improvements or the Fixtures and Personal Property, but expressly excluding the Leases (the "Property Documents");

             (vi) all inventory (including all goods, merchandise,
                  raw materials, incidentals, office supplies and packaging materials) held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, all documents of title evidencing any part of any of the foregoing and all returned or repossessed goods arising from or relating to any sale or disposition of inventory;

             (vii) all intangible personal property relating to the Land, the Improvements or the Fixtures and Personal Property, including choses in action and causes of action (except those personal to Borrower), corporate and other business records, inventions, designs, promotional materials, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, claims for refunds or rebates of taxes, insurance surpluses, refunds or rebates of taxes and any letter of credit, guarantee, claim, security interest or other security held by or granted to Borrower to secure payment by an account debtor of any of the accounts of Borrower arising out of the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, and documents covering all of the foregoing; all accounts, accounts receivable, documents, instruments, money, deposit accounts, funds deposited in accounts established with a bank, savings and loan association, trust company or other financial institution in connection with the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, including any reserve accounts or escrow accounts, and all investments of the funds and all other general intangibles;

             (viii)    all awards and other compensation paid
                       after the date of this Deed of Trust for any Condemnation (the "Condemnation
                       Awards");

             (ix) all proceeds of and all unearned premiums on the
                  Policies (the "Insurance Proceeds");

             (x) all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Land, the Improvements or the Fixtures and Personal Property;

             (xi) all books, records and other information,
                  wherever located, which are in Borrower's possession, custody or control or to which Borrower is entitled at law or in equity and which are related to the Property, including all computer or other equipment used to record, store, manage, manipulate or access the information (the "Books and Records");

             (xii) all deposits and letters of credit held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments together with interest thereon, if any (the "Accumulations") and the account or accounts in which such deposits are or may be held; and

             (xiii) all after-acquired title to or remainder or reversion in any of the property described in this Section; all additions, accessions and extensions to, improvements of and substitutions or replacements for any of such property; all products and all cash and non-cash proceeds, immediate or remote, of any sale or other disposition of any of such property, excluding sales or other dispositions of inventory in the ordinary course of the business of operating the Land or the Improvements; and all additional lands, estates, interests, rights or other property acquired by Borrower after the date of this Deed of Trust for use in connection with the Land and Improvements, all without the need for any additional mortgage, assignment, pledge or conveyance to Lender but Borrower will execute and deliver to Lender, upon Lender's request, any documents reasonably requested by Lender to further evidence the foregoing.

   Section 2.2.   Habendum Clause.  The Property is conveyed to
Trustee, TO HAVE AND TO HOLD the Property IN TRUST, FOREVER, for the purpose of securing the Note and the Obligations.

   Section 2.3.   Security Agreement.

        (a) This Deed of Trust is a real property mortgage and also a "security agreement" and a "financing statement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all of Borrower's other right, title and interest, whether tangible or intangible, in the Property. By executing and delivering this Deed of Trust, Borrower grants to Trustee, as security for the Obligations, a security interest in the Property to the full extent that any of the Property may be subject to the Uniform Commercial Code.

        (b) Borrower desires and intends that this Deed of Trust also constitute a Fixture Filing between Borrower as debtor and Lender as secured party, as defined in the Uniform Commercial Code. To this end, Borrower acknowledges that (i) this Deed of Trust covers goods which are or are to become fixtures on the Land; (ii) this financing statement is to be recorded; (iii) Borrower is the record owner of such property; (iv) products of collateral are also covered. Except as otherwise provided in the Loan Documents, no financing statement in favor of any secured party other than Lender covering the personal property described herein or any portion thereof is on file in any public office. Provided that obsolete and worn-out articles may be removed concurrently with the replacement or renewal thereof with property of at least equal value or usefulness in the operation of the Property; Borrower will not otherwise remove or permit the removal of the collateral or any part thereof without the prior written permission of Lender.

   Section 2.4. Conditions to Grant. This Deed of Trust is made on the express condition that if Borrower pays and performs the Obligations in full in accordance with the Loan Documents, then unless expressly provided otherwise in the Loan Documents, the Loan Documents will be released at Borrower's expense.


                           ARTICLE III

                       OBLIGATIONS SECURED

   Section 3.1. The Obligations. This Deed of Trust secures the Principal, the Interest, the Late Charges, the Prepayment Premiums, the Expenses, any additional advances made by Lender in connection with the Property or the Loan and all other amounts payable under the Loan Documents (the "Debt") and also secures both the timely payment of the Debt as and when required and the timely performance of all other obligations and covenants to be performed under the Loan Documents (the "Obligations").


                            ARTICLE IV

                       TITLE AND AUTHORITY

   Section 4.1.   Title to the Property.

        (a) Subject to the conveyance effectuated by this Deed of Trust, Borrower has and will continue to have good and marketable title in fee simple absolute to the Land and the Improvements and good and marketable title to the Fixtures and Personal Property, in each case, free and clear of liens, encumbrances and charges except the Permitted Exceptions. To Borrower's knowledge, there are no facts or circumstances that might give rise to a lien, encumbrance or charge on the Property.

        (b) Borrower owns and will continue to own all of the other Property free and clear of all liens, encumbrances and charges except the Permitted Exceptions.

        (c) This Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to the Permitted Exceptions.

   Section 4.2.   Authority.

        (a) Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the Laws of the state or commonwealth in which it was organized or incorporated and
(ii) duly qualified to conduct business, in good standing, in the state or commonwealth where the Property is located.

        (b) Borrower has and will continue to have all approvals required by Law or otherwise and full right, power and authority to
(i) own and operate the Property and carry on Borrower's business as now conducted or as proposed to be conducted; (ii) execute and deliver the Loan Documents; (iii) grant, mortgage, warrant the title to, convey, assign and pledge the Property to Lender pursuant to the provisions of this Deed of Trust; and (iv) perform the Obligations.

        (c) The execution and delivery of the Loan Documents and the performance of the Obligations do not and will not conflict with or result in a default under any Laws or any Leases or Property Documents and do not and will not conflict with or result in a default under any agreement binding upon any party to the Loan Documents.

        (d) The Loan Documents constitute and will continue to constitute legal, valid and binding obligations of all parties to the Loan Documents enforceable in accordance with their respective terms.

   Section 4.3. No Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

   Section 4.4. Litigation. There are no Proceedings or, to Borrower's knowledge, investigations against or affecting Borrower or the Property and, to Borrower's knowledge, there are no facts or circumstances that might give rise to a Proceeding or an investigation against or affecting Borrower or the Property. Borrower will give Lender prompt notice of the commencement of any Proceeding or investigation against or affecting the Property or Borrower which could have a material adverse effect on the Property or on Lender's interests in the Property or under the Loan Documents. Borrower also will deliver to Lender such additional information relating to the Proceeding or investigation as Lender may request from time to time.


                            ARTICLE V

             PROPERTY STATUS, MAINTENANCE AND LEASES

   Section 5.1.   Status of the Property.

        (a) Borrower has obtained and will maintain in full force and effect all certificates, licenses, permits and approvals that are issued or required by Law or by any entity having jurisdiction over the Property or over Borrower or that are necessary for the Permitted Use, for occupancy and operation of the Property for the conveyance described in this Deed of Trust and for the conduct of Borrower's business on the Property in accordance with the Permitted Use.

        (b) The Property is and will continue to be serviced by all public utilities required for the Permitted Use of the Property.

        (c) All roads and streets necessary for service of and access to the Property for the current or contemplated use of the Property have been completed and are and will continue to be serviceable, physically open and dedicated to and accepted by the Government for use by the public.

        (d)  The Property is free from damage caused by a Casualty.

        (e) Except as disclosed in writing to Lender, all costs and expenses of labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

   Section 5.2. Maintenance of the Property. Borrower will maintain the Property in thorough repair and good and safe condition, suitable for the Permitted Use, including, to the extent necessary, replacing the Fixtures and Personal Property with property at least equal in quality and condition to that being replaced and free of liens. Borrower will not erect any new buildings, building additions or other structures on the Land or otherwise materially alter the Improvements without Lender's prior consent which may be withheld in Lender's sole discretion. Lender shall be deemed to have consented if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein. In the event that Borrower does not manage the Property itself, the Property will be managed by a property manager satisfactory to Lender pursuant to a management agreement satisfactory to Lender and terminable by Borrower upon 30 days notice to the property manager.

   Section 5.3. Change in Use. Borrower will use and permit the use of the Property for the Permitted Use and for no other purpose.

   Section 5.4. Waste. Borrower will not commit or permit any waste (including economic and non-physical waste), impairment or deterioration of the Property or any alteration, demolition or removal of any of the Property, excluding any tenant alterations of a non-structural nature, without Lender's prior consent which may be withheld in Lender's sole discretion. Lender shall be deemed to have consented if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein.

   Section 5.5. Inspection of the Property. Subject to the rights of tenants under the Leases, Lender has the right to enter and inspect the Property on reasonable prior notice, except during the existence of an Event of Default, when no prior notice is required. Lender has the right to engage an independent expert to review and report on Borrower's compliance with Borrower's obligations under this Deed of Trust to maintain the Property, comply with Law and refrain from waste, impairment or deterioration of the Property and the alteration, demolition or removal of any of the Property except as may be permitted by the provisions of this Deed of Trust. If the independent expert's report discloses material failure to comply with such obligations or if Lender engages the independent expert after the occurrence of an Event of Default, then the independent expert's review and report will be at Borrower's expense, payable within 3 days after demand.

   Section 5.6.   Leases and Rents.

        (a) Borrower assigns the Leases and the Rents to Lender absolutely and unconditionally and not merely as additional collateral or security for the payment and performance of the Obligations, but subject to a license back to Borrower of the right to collect the Rents unless and until an Event of Default occurs at which time the license will terminate automatically, all as more particularly set forth in the Assignment, the provisions of which are incorporated in this Deed of Trust by reference.

        (b) Borrower appoints Lender as Borrower's attorney-in-fact to execute unilaterally and record, at Lender's election, a document subordinating this Deed of Trust to the Leases, provided that the subordination will not affect (i) the priority of Lender's entitlement to Insurance Proceeds or Condemnation Awards or (ii) the priority of this Deed of Trust over intervening liens or liens arising under or with respect to the Leases.

   Section 5.7. Parking. Borrower will provide, maintain, monitor and light parking areas within the Property, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate the greatest of: (i) the number of parking spaces required by Law; or (ii) the number of parking spaces required by the Leases and the Property Documents. The parking areas will be reserved and used exclusively for ingress, egress and parking for Borrower and the tenants under the Leases and their respective employees, customers and invitees and in accordance with the Leases and the Property Documents.

   Section 5.8. Separate Tax Lot. The Property is and will remain assessed for real estate tax purposes as one or more wholly independent tax lots, separate from any property that is not part of the Property.

   Section 5.9.   Changes in Zoning or Restrictive Covenants.
Borrower will not (i) initiate, join in or consent to any change in any Laws pertaining to zoning, any restrictive covenant or other restriction which would restrict the Permitted Uses for the Property;
(ii) permit the Property to be used to fulfil any requirements of Law for the construction or maintenance of any improvements on property that is not part of the Property; (iii) permit the Property to be used for any purpose not included in the Permitted Use; or (iv) impair the integrity of the Property as a single, legally subdivided zoning lot separate from all other property.

   Section 5.10. Lender's Right to Appear. If Lender determines, in its sole discretion, that Borrower is not adequately protecting Lender's interest in the Property, upon written notice to Borrower, except in the case of an emergency, Lender has the right to appear in and defend any Proceeding brought regarding the Property and to bring any Proceeding, in the name and on behalf of Borrower or in Lender's name.

   Section 5.11. Community Facilities District. Without obtaining the prior written consent of Lender, Borrower shall not consent to, or vote in favor of, the inclusion of all or any part of the Property in any Community Facilities District formed pursuant to the Community Facilities District Act, A.R.S. Section 48-701, et seq., as amended from time to time. Borrower shall immediately give notice to Lender of any notification or advice that Borrower may receive from any municipality or other third party of any intent or proposal to include all or any part of the Property in a Community Facilities District. Lender shall have the right to file a written objection to the inclusion of all or any part of the Property in a Community Facilities District, either in its own name or in the name of Borrower, and to appear at, and participate in, any hearing with respect to the formation of any such district.


                            ARTICLE VI

                  IMPOSITIONS AND ACCUMULATIONS

   Section 6.1.   Impositions.

        (a) Borrower will pay each Imposition, unless the Imposition is payable directly by the tenant, at least 15 days before the date (the "Imposition Penalty Date") that is the earlier of (i) the date on which the Imposition becomes delinquent and (ii) the date on which any penalty, interest or charge for non-payment of the Imposition accrues. If the Imposition is to be paid directly by a tenant, Borrower shall deliver to Lender proof, in form and content acceptable to Lender, of tenant's payment of such Impositions 15 days before the Imposition Penalty Date.

        (b) At least 10 days before each Imposition Penalty Date, Borrower will deliver to Lender a receipted bill or other evidence of payment.

        (c) Borrower, at its own expense, may contest any Taxes or Assessments, provided that the following conditions are met:

             (i)  not less than 30 days prior to the Imposition
                  Penalty Date, Borrower delivers to Lender notice of the proposed contest;

             (ii) the contest is by a Proceeding promptly
                  initiated and conducted diligently and in good faith;

             (iii)     there is no Event of Default;

             (iv) the Proceeding suspends the collection of the
                  contested Taxes or Assessments;

             (v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

             (vi) the Proceeding precludes imposition of criminal
                  or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit; and

             (vii)     Borrower either deposits with the
                       Accumulations Depositary reserves or
                       furnishes a bond or other security
                       satisfactory to Lender, in either case in an amount sufficient to pay the contested Taxes or Assessments, together with all interest and penalties or Borrower pays all of the contested Taxes or Assessments under protest.

        (d) Installment Payments. If any future Assessment is payable in installments, Borrower will nevertheless pay the Assessment in its entirety on the day the first installment becomes due and payable or a lien, unless Lender, in its sole discretion, approves payment of the Assessment in installments.

   Section 6.2.   Accumulations.

        (a) If required by Lender pursuant to Subsection 6.2(j) hereof, Borrower will make an initial deposit with either Lender or a mortgage servicer or financial institution designated or approved by Lender from time to time to receive, hold and disburse the Accumulations in accordance with this Section (the "Accumulations Depositary"). On the first day of each calendar month during the Term, Borrower will deposit with the Accumulations Depositary an amount equal to one-twelfth (1/12) of the annual Taxes and Assessments as determined by Lender or its designee. At least 45 days before each Imposition Penalty Date, Borrower will deliver to the Accumulations Depositary any bills and other documents that are necessary to pay the Taxes and Assessments.

        (b) The Accumulations will be applied to the payment of Taxes and Assessments. Any excess Accumulations after payment of Taxes and Assessments will be returned to Borrower or credited against future payments of the Accumulations, at Lender's election or as required by Law. If the Accumulations are not sufficient to pay Taxes and Assessments, Borrower will pay the deficiency to the Accumulations Depositary within 5 days of demand. At any time after an Event of Default occurs, Lender may apply the Accumulations as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (c)  The Accumulations Depositary will hold the
Accumulations as additional security for the Obligations until applied in accordance with the provisions of this Deed of Trust. If Lender is not the Accumulations Depositary, the Accumulations Depositary will deliver the Accumulations to Lender upon Lender's demand at any time after an Event of Default.

        (d) If the Property is sold or conveyed, other than by foreclosure or transfer in lieu of foreclosure, and the Property remains subject to this Deed of Trust, all right, title and interest of Borrower to the Accumulations will automatically, and without necessity of further assignment, be held for the account of the new owner, subject to the provisions of this Section and Borrower will have no further interest in the Accumulations.

        (e) Borrower waives all right to demand, receive or collect any interest or other return on the Accumulations which will be held in a non-interest bearing account (except as required by Law) and may be commingled with other monies held by the Accumulations
Depositary and will not be held in trust.

        (f) Lender has the right to pay, or to direct the Accumulations Depositary to pay, any Taxes or Assessments unless Borrower is contesting the Taxes or Assessments in accordance with the provisions of this Deed of Trust, in which event any payment of the contested Taxes or Assessments will be made under protest in the manner prescribed by Law or, at Lender's election, will be withheld.

        (g) If Lender assigns this Deed of Trust, Lender will pay, or cause the Accumulations Depositary to pay, the unapplied balance of the Accumulations to or at the direction of the assignee. Simultaneously with the payment, Lender and the Accumulations Depositary will be released from all liability with respect to the Accumulations and Borrower will look solely to the assignee with respect to the Accumulations. When the Obligations have been fully satisfied, any unapplied balance of the Accumulations will be returned to Borrower.

        (h) Notwithstanding the requirements set forth in subsections (a) through (g) of this Section 6.2 and provided Borrower pays the Taxes and Assessments to the taxing authority when due, as an alternative to the requirements set forth in subsections (a) through
(g), subject to the limitation in subsection 6.2(j) hereof, at Closing, Borrower shall, at Borrower's option, either (1) deposit an amount equal to the annual real estate taxes for the Property next due in an interest bearing account with an agent acceptable to Lender or approved by Lender or (2) deposit a Letter of Credit equal to such amount in a form satisfactory to Lender, which Letter of Credit shall be renewed from time to time at least 30 days prior to the expiration date thereof, pursuant to an agreement satisfactory to Lender to be held by a depository, satisfactory to Lender, in Lender's sole discretion. The amount deposited pursuant to this Subsection 6.2(h) shall be held as additional security for the Obligations for the term of the Loan. So long as there is no default under the Loan Documents and so long as Borrower has deposited the required amount or provided Lender with an acceptable Letter of Credit, Borrower shall pay real estate taxes for the Property directly to the appropriate tax authority.

        (i)  So long as there is no default under the Loan
Documents, real estate tax escrows will not be required for any tenant with a credit rating equivalent to a Standard and Poors rating of BBB-if the tenant's lease states that real estate taxes are to be paid directly by the tenant and Borrower provides Lender written evidence within 30 days after payment verifying payment of real estate taxes.

        (j) If there is an Event of Default, Lender may, in Lender's sole discretion, in addition to all of its other rights and remedies under the Loan Documents, draw down on the deposited amount or Letter of Credit, as the case may be, to pay the real estate taxes and require Borrower to comply with the provisions set forth in subsections 6.2(a) through (g) hereof rather than the provisions of Subsection 6.2(h) hereof, and the requirement to make such deposits shall not relieve Borrower of the obligation to remedy and cure the Event of Default.

   Section 6.3. Changes in Tax Laws. If a Law requires the deduction of the Debt from the value of the Property for the purpose of taxation or imposes a tax, either directly or indirectly, on the Debt, any Loan Document or Lender's interest in the Property, Borrower will pay the tax with interest and penalties, if any. If Lender determines that Borrower's payment of the tax may be unlawful, unenforceable, usurious or taxable to Lender, the Debt will become immediately due and payable on 60 days' prior notice unless the tax must be paid within the 60-day period, in which case, the Debt will be due and payable within the lesser period in accordance with this
Section 6.3. Notwithstanding anything herein to the contrary, no Prepayment Premium or Evasion Premium (as such terms are defined in the Note) shall be due or payable in the event that all or any portion of the Debt is prepaid as a result of the payment to Lender of the Debt pursuant to this Section 6.3.


                           ARTICLE VII

                INSURANCE, CASUALTY, CONDEMNATION
                         AND RESTORATION

   Section 7.1.   Insurance Coverages.

        (a) Borrower will maintain such insurance coverages and endorsements in form and substance and in amounts as Lender may require in its sole discretion, from time to time. Until Lender notifies Borrower of changes in Lender's requirements, Borrower will maintain not less than the insurance coverages and endorsements Lender required for closing of the Loan for all insurance except earthquake insurance. Borrower will maintain not less than a $20,000,000 earthquake insurance policy.

        (b) The insurance, including renewals, required under this Section will be issued on valid and enforceable policies and
endorsements satisfactory to Lender (the "Policies").     Each Policy
will contain a standard waiver of subrogation and a replacement cost endorsement and will provide that Lender will receive not less than 30 days' prior written notice of any cancellation, termination or non-renewal of a Policy or any material change other than an increase in coverage and that Lender will be named under a standard mortgage endorsement as loss payee.

        (c) The insurance companies issuing the Policies (the "Insurers") must be authorized to do business in the State or Commonwealth where the Property is located, must have been in business for at least 5 years, must carry an A.M. Best Company, Inc. policy holder rating of A or better and an A.M. Best Company, Inc. financial category rating of Class X or better and must be otherwise satisfactory to Lender. Lender may select an alternative credit rating agency and may impose different credit rating standards for the Insurers. Notwithstanding Lender's right to approve the Insurers and to establish credit rating standards for the Insurers, Lender will not be responsible for the solvency of any Insurer.

        (d)  Notwithstanding Lender's rights under this Article,
Lender will not be liable for any loss, damage or injury resulting from the inadequacy or lack of any insurance coverage.

        (e) Borrower will comply with the provisions of the Policies and with the requirements, notices and demands imposed by the Insurers and applicable to Borrower or the Property.

        (f) Borrower will pay the Insurance Premiums for each Policy not less than 5 days before the expiration date of the Policy being replaced or renewed and will deliver to Lender an original or, if a blanket policy, a certified copy of each Policy marked "Paid" not less than 15 days prior to the expiration date of the Policy being replaced or renewed.

        (g) Borrower will not carry separate insurance concurrent in kind or form or contributing in the event of loss with any other insurance carried by Borrower.

        (h) Borrower will not carry any of the insurance required under this Section on a blanket or umbrella policy without in each instance Lender's prior approval which may be withheld in Lender's sole discretion. If Lender approves, Borrower will deliver to Lender a certified copy of the blanket policy which will allocate to the Property the amount of coverage required under this Section and otherwise will provide the same coverage and protection as would a separate policy insuring only the Property. Lender shall be deemed to have approved the policy if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein.

        (i) Borrower will give the Insurers prompt notice of any change in ownership or occupancy of the Property. This subsection does not abrogate the prohibitions on transfers set forth in this Deed of Trust.

        (j) If the Property is sold at a foreclosure sale or otherwise is transferred so as to extinguish the Obligations, all of Borrower's right, title and interest in and to the Policies then in force will be transferred automatically to the purchaser or transferee.

   Section 7.2.   Casualty and Condemnation.

        (a) Borrower will give Lender notice of any Casualty promptly after it occurs and will give Lender notice of any Condemnation Proceeding promptly after Borrower receives notice of commencement or notice that such a Condemnation Proceeding will be
commencing.   Borrower promptly will deliver to Lender copies of all
documents Borrower delivers or receives relating to the Casualty or the Condemnation Proceeding, as the case may be.

        (b) Borrower authorizes Lender, at Lender's option, to act on Borrower's behalf to collect, adjust and compromise any claims for loss, damage or destruction under the Policies on such terms as Lender determines in Lender's sole discretion. If there is no Event of Default which remains uncured within the applicable cure period, Lender shall consult with Borrower before collecting, adjusting or compromising said claims. Borrower authorizes Lender to act, at Lender's option, on Borrower's behalf in connection with any Condemnation Proceeding. Borrower will execute and deliver to Lender all documents requested by Lender and all documents as may be required by Law to confirm such authorizations. Nothing in this Section will be construed to limit or prevent Lender from joining with Borrower either as a co-defendant or as a co-plaintiff in any Condemnation Proceeding.

        (c) If Lender elects not to act on Borrower's behalf as provided in this Section, then Borrower promptly will file and prosecute all claims (including Lender's claims) relating to the Casualty and will prosecute or defend (including defense of Lender's interest) any Condemnation Proceeding. Borrower will have the authority to settle or compromise the claims or Condemnation Proceeding, as the case may be, provided that Lender has approved in Lender's sole discretion any compromise or settlement that exceeds $250,000.00. Any check for Insurance Proceeds or Condemnation Awards, as the case may be (the "Proceeds") will be made payable to Lender and Borrower. Borrower will endorse the check to Lender immediately upon Lender presenting the check to Borrower for endorsement or if Borrower receives the check first, will endorse the check immediately upon receipt and forward it to Lender. If any Proceeds are paid to Borrower, Borrower immediately will deposit the Proceeds with Lender, to be applied or disbursed in accordance with the provisions of this Deed of Trust. Lender will be responsible for only the Proceeds actually received by Lender.

   Section 7.3. Application of Proceeds. After deducting any third party and out-of-pocket costs incurred by Lender in collecting the Proceeds, Lender may, in its sole discretion, (i) apply the Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion of the Debt; (ii) apply the Proceeds to restore the Improvements, provided that Lender will not be obligated to see to the proper application of the Proceeds and provided furtherthat any amounts released for Restoration will not be deemed a payment on the Debt; or (iii) deliver the Proceeds to Borrower.

   Section 7.4.   Conditions to Availability of Proceeds for
Restoration.   Notwithstanding the preceding Section, after a Casualty
or a Condemnation (a "Destruction Event"), Lender will make the Proceeds (less any third party and out-of-pocket costs incurred by Lender in collecting the Proceeds) available for Restoration in accordance with the conditions for disbursements set forth in the Section entitled "Restoration", provided that the following conditions are met:


             (i)  Bedford Property Investors, Inc. or the
                  transferee under a Permitted Transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;

             (ii) no monetary default under the Loan Documents
                  exists at the time of the Destruction Event and no Event of Default has occurred during the 12 months prior to the Destruction Event;

             (iii) all Leases in effect immediately prior to the Destruction Event and all Property Documents in effect immediately prior to the Destruction Event that are essential to the use and operation of the Property continue in full force and effect notwithstanding the Destruction Event;

             (iv) if the Destruction Event is a Condemnation,
                  Borrower delivers to Lender evidence reasonably satisfactory to Lender that the Improvements can be restored to an economically and architecturally viable unit;

             (v) Borrower delivers to Lender evidence reasonably satisfactory to Lender that the Proceeds are sufficient to complete Restoration or if the Proceeds are insufficient to complete Restoration, Borrower first deposits with Lender funds ("Additional Funds") that when added to the Proceeds will be sufficient to complete Restoration;

             (vi) if the Destruction Event is a Casualty, Borrower
                  delivers to Lender evidence reasonably
                  satisfactory to Lender that the Insurer under each affected Policy has not denied liability under the Policy as to Borrower or the insured under the Policy;

             (vii) Lender is reasonably satisfied that the proceeds of any business interruption insurance in effect together with other available gross revenues from the Property are sufficient to pay Debt Service Payments after paying the Impositions, Insurance Premiums, reasonable and customary operating expenses and capital expenditures until Restoration is complete;

             (viii) Lender is reasonably satisfied that Restoration will be completed on or before the date (the "Restoration Completion Date") that is the earliest of: (A) 12 months prior to the Maturity Date; (B) 12 months after the Destruction Event; (C) the earliest date required for completion of Restoration under any Lease or any Property Document; or (D) any date required by Law; and

             (ix) the annual Rents (excluding security deposits)
                  under Leases in effect on the date of the Destruction Event are providing debt service coverage for the annual Debt Service Payments of
                  1.15 after payment of annual Insurance Premiums, Impositions and operating expenses of the Property (including ground rent, if any), provided that, if the Rents do not provide such debt service coverage, then Borrower expressly authorizes and directs Lender to apply an amount from the Proceeds to reduction of Principal in order to reduce the annual Debt Service Payments sufficiently for such debt service coverage to be achieved. The reduced debt service payments will be calculated using the Fixed Interest Rate and an amortization schedule that will achieve the same proportionate amortization of the reduced Principal over the then remaining Term as would have been achieved if the Principal and the originally scheduled Debt Service Payments had not been reduced. Borrower will execute any documentation that Lender deems reasonably necessary to evidence the reduced Principal and debt service payments.

   Section 7.5.   Restoration.

        (a) If the total Proceeds for any Destruction Event are $250,000.00 or less and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse to Borrower the entire amount received by Lender and Borrower will commence Restoration promptly after the Destruction Event and complete Restoration not later than the Restoration Completion Date.

        (b) If the Proceeds for any Destruction Event exceed $250,000.00 and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse the Proceeds and any Additional Funds (the "Restoration Funds") upon Borrower's request as Restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs, provided that the following conditions are met:

             (i) Borrower commences Restoration promptly after the Destruction Event and completes Restoration on or before the Restoration Completion Date;

             (ii) if Lender requests, Borrower delivers to Lender
                  prior to commencing Restoration, for Lender's approval, plans and specifications and a detailed budget for the Restoration;

             (iii) Borrower delivers to Lender reasonably satisfactory evidence of the costs of Restoration incurred prior to the date of the request, and such other documents as Lender may request including mechanics' lien, waivers and title insurance endorsements;

             (iv) Borrower pays all costs of Restoration whether
                  or not the Restoration Funds are sufficient and, if at any time during Restoration, Lender determines that the undisbursed balance of the Restoration Funds is insufficient to complete Restoration, Borrower shall either: (1) deposit with Lender, as part of the Restoration Funds, an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender; or (2) provide Lender with a letter of credit, in form and content satisfactory to Lender, in an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender ; and

             (v) there is no default under the Loan Documents at the time Borrower requests funds or at the time
                  Lender disburses funds.

        (c) If an Event of Default occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for Restoration and may apply any remaining Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (d) Lender may elect at any time prior to commencement of Restoration or while work is in progress to retain, at Borrower's expense, an independent engineer or other consultant to review the plans and specifications, to inspect the work as it progresses and to provide reports. If any matter included in a report by the engineer or consultant engaged by Lender is not in compliance with approved plans and specifications, Lender may suspend disbursement of the Restoration Funds until the matters contained in the report are resolved to Lender's satisfaction.

        (e) If Borrower fails to commence and complete Restoration in accordance with the terms of this Article, then in addition to the Remedies, Lender may elect to restore the Improvements on Borrower's behalf and reimburse itself out of the Restoration Funds for costs and expenses incurred by Lender in restoring the Improvements, or Lender may apply the Restoration Funds as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (f) Lender may commingle the Restoration Funds with its general assets and will not be liable to pay any interest or other return on the Restoration Funds unless otherwise required by Law. Lender will not hold any Restoration Funds in trust. Lender may elect to deposit the Restoration Funds with a depositary satisfactory to Lender under a disbursement and security agreement satisfactory to Lender.

        (g) Borrower will pay all of Lender's out-of-pocket and third party expenses incurred in connection with a Destruction Event or Restoration. If Borrower fails to do so, then in addition to the Remedies, Lender may from time to time reimburse itself out of the Restoration Funds.

        (h) Any excess Proceeds, excluding any proceeds from business interruption insurance maintained by Borrower, remaining after Restoration less than $100,000, shall be delivered to Borrower. If the excess Proceeds remaining after Restoration are more than $100,000, Lender may elect, in its sole discretion to apply any excess as a credit against any portion of the Debt as selected by Lender in its sole discretion or to deliver the excess to Borrower.


                           ARTICLE VIII

                COMPLIANCE WITH LAW AND AGREEMENTS

   Section 8.1. Compliance with Law. Borrower, the Property and the use of the Property comply and will continue to comply with Law and with all agreements and conditions necessary to preserve and extend all rights, licenses, permits, privileges, franchises and concessions (including zoning variances, special exceptions and non-conforming uses) relating to the Property or Borrower. Borrower will notify Lender of the commencement of any investigation or Proceeding relating to a possible violation of Law immediately after Borrower receives notice thereof and, will deliver promptly to Lender copies of all documents Borrower receives or delivers in connection with the investigation or Proceeding. Borrower will not alter the Property in any manner that would increase Borrower's responsibilities for compliance with Law.

   Section 8.2. Compliance with Agreements. There are no defaults, events of defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Documents. Borrower will pay and perform all of its obligations under the Property Documents as and when required by the Property Documents. Borrower will cause all other parties to the Property Documents to pay and perform their obligations under the Property Documents as and when required by the Property Documents. Borrower will not amend or waive any provisions of the Property Documents; exercise any options under the Property Documents; give any approval required or permitted under the Property Documents that would adversely affect the Property or Lender's rights and interests under the Loan Documents; cancel or surrender any of the Property Documents; or release or discharge or permit the release or discharge of any party to or entity bound by any of the Property Documents, without, in each instance, Lender's prior approval (excepting therefrom all service contracts or other agreements entered into in the normal course of business that are cancelable upon not more than 30 days notice). Lender shall be deemed to have approved the same if it has not responded within 90 days of receipt of Borrower's written request to the Lender at the addresses set forth herein. Borrower will deliver promptly to Lender copies of any notices of default or of termination that Borrower receives or delivers relating to any Property Document.

   Section 8.3.   ERISA Compliance.

        (a) Borrower is not and will continue not to be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") that is subject to Title I of ERISA or a "plan" as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and Borrower's assets do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

        (b) Borrower is not and will continue not to be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with Borrower are not and will not be subject to any Laws regulating investments of and fiduciary obligations with respect to governmental plans.

        (c) Borrower will not engage in any transaction which would cause any obligation or any action under the Loan Documents, including Lender's exercise of the Remedies, to be a non-exempt prohibited transaction under ERISA.

   Section 8.4. Section 6045(e) Filing. Borrower will supply or cause to be supplied to Lender either (i) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Borrower's attorney or other person responsible for the preparation of the form, together with a certificate from the person who prepared the form to the effect that the form has, to the best of the preparer's knowledge, been accurately prepared and that the preparer will timely file the form; or (ii) a certification from Borrower that the Loan is a refinancing of the Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Under no circumstances will Lender or Lender's counsel be obligated to file the reports or returns.


                            ARTICLE IX

                          ENVIRONMENTAL

   Section 9.1.   Environmental Representations and Warranties.

   Except as disclosed in the Environmental Report and to Borrower's knowledge as of the date of this Deed of Trust:

             (i) no Environmental Activity has occurred or is occurring on the Property other than the use, storage, and disposal of Hazardous Substances which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws and (C) has not resulted in Material Environmental Contamination of the Property; and

             (ii) no Environmental Activity has occurred or is
                  occurring on any property in the vicinity of the Property which has resulted in Material
                  Environmental Contamination of the Property.

   Section 9.2.   Environmental Covenants.

        (a)  Borrower will not cause or permit any Material
Environmental Contamination of the Property.

        (b) No Environmental Activity will occur on the Property other than the use, storage and disposal of Hazardous Substances which
(A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws; and
(C) does not create a risk of Material Environmental Contamination of the Property.

        (c) Borrower will notify Lender promptly upon Borrower becoming aware of (i) any Material Environmental Contamination of the Property or (ii) any Environmental Activity with respect to the Property that is not in accordance with the preceding subsection (b). Borrower promptly will deliver to Lender copies of all documents delivered to or received by Borrower regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any Material Environmental Contamination of the Property or Environmental Activity or concerning Borrower's status as a potentially responsible party (as defined in the Environmental Laws). Borrower's notification of Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Loan Documents resulting from the violation of Environmental Laws or the Material Environmental Contamination of the Property or Environmental Activity that is the subject of the notice. If Borrower receives notice of a suspected violation of Environmental Laws in the vicinity of the Property that poses a risk of Material Environmental Contamination of the Property, Borrower will give Lender notice and copies of any documents received relating to such suspected violation.


        (d) From time to time at Lender's request, Borrower will deliver to Lender any information known and documents available to Borrower relating to the environmental condition of the Property.

        (e) Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Borrower's compliance with this Section on an annual basis or at any time for reasonable cause or after an Event of Default. In connection with the assessment: (i) Lender or consultant may enter and inspect the Property and perform tests of the air, soil, ground water and building materials; (ii) Borrower will cooperate and use best efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant; (iii) Borrower will receive a copy of any final report prepared after the assessment, to be delivered to Borrower not more than 10 days after Borrower requests a copy and executes Lender's standard confidentiality and waiver of liability letter; (iv) Borrower will accept custody of and arrange for lawful disposal of any Hazardous Substances required to be disposed of as a result of the tests; (v) Lender will not have liability to Borrower with respect to the results of the assessment; (vi) Lender will not be responsible for any damage to the Property resulting from the tests described in this subsection and Borrower will look solely to the consultants to reimburse Borrower for any such damage and (vii) Borrower acknowledges that the results of the assessment are to be solely for Lender's benefit and Borrower may not rely on such results for any purpose. The consultant's assessment and reports will be at Borrower's expense (i) if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report or any environmental report previously ordered by Lender; (ii) if Lender engaged the consultant when Lender had reasonable cause to believe Borrower was not in compliance with the terms of this Article and, after written notice from Lender, Borrower failed to provide promptly reasonable evidence that Borrower is in compliance; or (iii) if Lender engaged the consultant or after the occurrence of an Event of Default.

        (f) If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to direct the Trustee to reconvey any portion of the Property affected by the Environmental Activity and Borrower will accept the reconveyance.


                            ARTICLE X

                       FINANCIAL REPORTING

   Section 10.1.  Financial Reporting.

        (a) Borrower will deliver to Lender within 90 days after the close of each Fiscal Year an annual financial statement, certified by the chief financial officer of Borrower (the "Annual Financial Statement") for the Property for the Fiscal Year, which will include a comparative balance sheet, a cash flow statement, an income and expense statement, a detailed breakdown of all receipts and expenses and all supporting schedules. Upon request of Lender, Borrower will also deliver to Lender within 90 days after the close of each Fiscal Year the Form 10-K Annual Report to the Security and Exchange Commission for Borrower. The Annual Financial Statement for the Property will be:

             (i) accompanied by an opinion of the CPA that, in all material respects, the Annual Financial
                  Statement fairly presents the financial position of the Property;

             (ii) accompanied by an opinion of the chief financial
                  officer of Borrower that, in all material respects, the Annual Financial Statement fairly presents the financial position of the Property;

             (iii) separate and distinct from any consolidated statement or report for Borrower or any other entity or any other property.

   Section 10.2. Annual Budget. Not less than 30 days prior to the end of each Fiscal Year, Borrower will deliver to Lender, a detailed comparative budget (the "Budget") for the Property for the next succeeding Fiscal Year showing anticipated operating expenses, Insurance Premiums, Impositions, leasing commissions, capital improvement costs, tenant improvement costs and any other information Lender requests. Unless Lender notifies Borrower within 60 days after Lender receives the Budget that Lender disputes information in the Budget, the Budget as submitted will constitute the Budget for the next succeeding Fiscal Year. If Lender concludes in good faith that a Budget needs material revision, Borrower will submit a revised Budget to Lender, together with a detailed explanation of the revisions. Borrower waives any defense or right of offset to the Obligations, and any claim or counterclaim against Lender, arising out of any discussions between Borrower and Lender regarding any Budget or revised Budget delivered to Lender or the resolution of any disagreements relating to a Budget or revised Budget including any defense, right of offset, claim or counterclaim alleging in substance, that by virtue of such delivery, discussions or resolution, Lender has interfered with, influenced or controlled Borrower or the operations at the Property.


                            ARTICLE XI

                   EXPENSES AND DUTY TO DEFEND

   Section 11.1.  Payment of Expenses.

        (a)  Borrower is obligated to pay all fees and expenses
(the "Expenses") incurred by Lender, Trustee or that are otherwise payable in connection with the Loan, the Property or Borrower, including attorneys' fees and expenses and any fees and expenses relating to (i) the preparation, execution, acknowledgment, delivery and recording or filing of the Loan Documents; (ii) any Proceeding or other claim asserted against Lender; (iii) any inspection, assessment, survey and test permitted under the Loan Documents; (iv) any Destruction Event; (v) the preservation of Trustee's title, Lender's security and the exercise of any rights or remedies available at Law, in equity or otherwise; and (vi) the Leases and the Property Documents.

        (b) Borrower will pay the Expenses promptly on demand, together with any applicable interest, premiums or penalties. If Lender pays any of the Expenses, Borrower will reimburse Lender the amount paid by Lender promptly upon demand, together with interest on such amount at the Fixed Interest Rate from the date Lender paid the Expenses through the fifth day after demand. Interest on such amount will be at the Default Interest Rate from the sixth day after demand through and including the date Borrower reimburses Lender. The Expenses together with any applicable interest, premiums or penalties constitute a portion of the Debt secured by this Deed of Trust.

   Section 11.2. Duty to Defend. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Property, Borrower or the Loan, Borrower will indemnify and hold harmless the party and will defend the party with attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Borrower's expense, to defend or to assist in the defense of the party. In all events, case strategy will be determined by Lender if Lender so elects and no Proceeding will be settled without Lender's prior approval which may be withheld in its sole discretion. Lender shall be deemed to have approved if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein, provided however, Lender shall not incur any liability or costs relating to any settlement pursuant to this Section 11.2.


                           ARTICLE XII

                TRANSFERS, LIENS AND ENCUMBRANCES

   Section 12.1.  Prohibitions on Transfers, Liens and
Encumbrances.

        (a) Borrower acknowledges that in making the Loan, Lender is relying to a material extent on the business expertise and net worth of Borrower and Borrower's general partners, members or principals and on the continuing interest that each of them has, directly or indirectly, in the Property. Accordingly, except as specifically set forth in this Deed of Trust, Borrower (i) will not, and will not permit its partners, members or principals to, effect a Transfer without Lender's prior approval, which may be withheld in Lender's sole discretion and (ii) will keep the Property free from all liens and encumbrances other than the lien of this Deed of Trust and the Permitted Exceptions. Lender shall be deemed to have approved a Transfer if it has not responded within 90 days of receipt of Borrower's written request providing any information required by Lender as to the proposed Transfer to the Lender at the addresses set forth herein. A "Transfer" is defined as any sale, grant, lease (other than bona fide third-party space leases with tenants), conveyance, assignment or other transfer of, or any encumbrance or pledge against, the Property, any interest in the Property, any interest of Borrower's partners, members or principals in the Property, or any change in Borrower's composition, in each instance whether voluntary or involuntary, direct or indirect, by operation of law or otherwise and including the grant of an option or the execution of an agreement relating to any of the foregoing matters. A Transfer shall not include the public trading of shares of the Borrower in accordance with applicable law.

        (b)  Borrower represents, warrants and covenants that:

             (i) Borrower is a publically traded Maryland corporation whose five largest shareholders as of August 1999 (the "Existing Shareholders") are: Bedford Preferred No. 1 Limited Partnership; Heitman PRA Security Advisors, Inc.; ICM Asset Management; Lend Lease Rosen Real Estate Securities, LLC; and Peter Bedford.

   Section 12.2.  Permitted Transfers.

        (a) Notwithstanding the prohibitions regarding Transfers, a Permitted Transfer (as defined in (b) below) may occur, providedthat the following conditions are met:

             (i) at least 30 days prior to the proposed Permitted Transfer, Borrower delivers to Lender a notice that is sufficiently detailed to enable Lender to determine that the proposed Permitted
                  Transfer complies with the terms of this Section;

             (ii) there is no default under the Loan Documents
                  either when Lender receives the notice or when the proposed Permitted Transfer occurs;

             (iii) the proposed Permitted Transfer will not result in a violation of any of the covenants contained in the Section entitled, "ERISA Compliance" and Borrower will deliver to Lender such documentation of compliance as Lender requests in its sole discretion;

             (iv) when Lender receives the notice and when the
                  proposed Permitted Transfer occurs, the
                  transferee has never been an adverse party to Lender in any litigation to which Lender was a party; the transferee has never defaulted on a loan from Lender or on any contract or other agreement with Lender; the transferee has never threatened litigation against Lender; and the transferee is free from bankruptcy (for purposes of this subsection "transferee" includes the transferee's constituent entities at all levels and "Lender" includes Lender's subsidiaries);

             (v) Borrower pays all of Lender's expenses relating to the Transfer including Lender's attorneys' fees regardless of whether or not the proposed
                  Transfer is consummated; and

             (vi) Lender is satisfied that the Property will
                  continue to be managed by a manager satisfactory to Lender.

        (b) Upon compliance with the conditions set forth in the preceding subsection, the following Transfers (the "Permitted
Transfers") may occur without Lender's prior consent as provided for in Section 12.1.

             (i) Transfers of shares in Borrower among the Existing Shareholders;

             (ii) Public trading of shares in Borrower in accordance with applicable law (for public trading of Borrower's shares, Borrower will not be required to notify Lender in the event of trading in its shares and Borrower shall not be required to reimburse the Lender for the review of trades); and

             (iii) A one-time sale of the Property together with the Property as defined in the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - California Properties) and the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement (Bedford Portfolio #4 - Washington Property) both dated the date of this Deed of Trust, executed by Borrower and which also secures the Note ("Portfolio #4"), to one, unaffiliated, bona fide purchaser, provided that the following conditions are met:

                  (A)  the transferee has a net worth of at least
        $25,000,000;

                  (B)  the transferee is (i) an Institutional
        Investor or (ii) a developer or manager of first-class commercial real estate comparable to the Property and having a reputation in the industry at least equivalent to that of Borrower as of the date of this Deed of Trust;

                  (C) the transferee has expressly assumed the obligations of Borrower under the Property Documents and under the Loan Documents; and

                  (D) subsequent to the Transfer, the Property is managed by a property manager satisfactory to Lender; and

                  (E) Borrower pays to Lender a transfer fee of one-half percent (0.5%) of the outstanding Principal.

   Section 12.3. Right to Contest Liens. Borrower, at its own expense, may contest the amount, validity or application, in whole or in part, of any mechanic's, materialmen's or environmental liens in which event Lender will refrain from exercising any of the Remedies, provided that the following conditions are met:

             (i) Borrower delivers to Lender notice of the proposed contest not more than 30 days after the lien is filed;

             (ii) the contest is by a Proceeding promptly
                  initiated and conducted in good faith and with due diligence;

             (iii) there is no Event of Default other than the Event of Default arising from the filing of the lien;

             (iv) the Proceeding suspends enforcement of
                  collection of the lien, imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit;

             (v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Document;

             (vi) Borrower sets aside reserves or furnishes a bond
                  or other security satisfactory to Lender, in either case, in an amount sufficient to pay the claim giving rise to the lien, together with all interest and penalties, or Borrower pays the contested lien under protest; and

             (vii)     with respect to an environmental lien,
                       Borrower is using best efforts to mitigate or prevent any deterioration of the Property resulting from the alleged violation of any Environmental Laws or the alleged Environmental Activity.

   Section 12.4. Reconveyance Rights. Borrower may obtain the reconveyance from Trustee of the property listed in Exhibit A and the property listed in Exhibit A-1, Exhibit A-2 or Exhibit A-3 of the Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing Statement (Bedford Portfolio #4 - California Properties) and the property listed in Exhibit A of the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement (Bedford Portfolio #4 - Washington Property), both dated the date of this Deed of Trust and both of which also secure the Note (each of the five described properties being referred to as a "Release Parcel") at any time more than 24 months after the execution of this Deed of Trust, provided that the following conditions are met for each reconveyance:

             (i)  Borrower shall not be entitled to the
                  reconveyance of more than two Release Parcels; one reconveyance of a Release Parcel shall be solely for the purpose of a sale and a transfer of the Release Parcel to a bona fide purchaser. The reconveyance of any Release Parcel shall occur simultaneously with the addition of one or more new properties to secure the Loan, in accordance with the provisions of Section 12.5 of this Deed of Trust and the securing of the lien of the Lender's mortgage to encumber the Substitution Property (as defined in Section 12.5);

             (ii) not less than 60 days prior to the proposed date of reconveyance, Borrower delivers to Lender a notice setting forth (A) the proposed date of the reconveyance, (B) the name of the proposed transferee (if the Release Parcel is adjacent to a property still covered by this Deed of Trust); (C) the intended use of the Release Parcel; (D) any other information reasonably necessary for Lender to analyze the terms of the
                       reconveyance.   Not less than 30 days prior
                       to the proposed reconveyance, Borrower will deliver to Lender a copy of the contract of sale or ground lease;

             (iii) on the date Borrower delivers to Lender notice of the proposed reconveyance and on the date of the reconveyance, there is no default under the Loan Documents on either the notice date or the release date;

             (iv) Borrower delivers to Lender evidence
                  satisfactory to Lender that Borrower has complied with any requirements of the Property Documents or the Leases applicable to the reconveyance, that the reconveyance does not violate any of the provisions of the Property Documents or the Leases and, to the extent necessary to comply with the Property Documents or the Leases, that the transferee has assumed all of Borrower's obligations relating to the Release Parcel under the Property Documents;

             (v) Borrower delivers to Lender an endorsement to Lender's title insurance policy satisfactory to Lender that (A) extends the effective date of the policy to the effective date of the reconveyance; (B) confirms no change in the priority of the lien of Lender's Deed of Trust on the balance of the Property and on the Portfolio #4 California and Washington Properties or in the amount of coverage; (C) consents to the reconveyance; (D) waives any defense resulting from the reconveyance; (E) to the extent of the value of the Release Parcel, waives any right of subrogation; and (F) includes the Substitution Property (as defined in Section 12.5) or in the alternative a separate title insurance policy that affects the foregoing;

             (vi) not less than 10 days prior to the date of the
                  reconveyance, Borrower delivers to Lender consents to the reconveyance and substitution by entities holding liens affecting the Property or holding any other interest in the Property that would be affected by the reconveyance and substitution, including parties to any Property Documents or to any Leases;

             (vii) Borrower pays all expenses relating to the reconveyance of the Release Parcel and the addition of the Substitution Property, including Lender's reasonable attorney's fees if outside counsel is engaged by Lender;

             (viii) Borrower delivers to Lender copies of the executed documents evidencing the transfer of the Release Parcel as provided in subsection (i) above;

             (ix) Borrower delivers to Lender any other
                  information, approvals and documents reasonably required by Lender relating to the reconveyance and the substitution;

             (x) The remaining Property together with the remaining Portfolio #4 California and Washington Properties together with the Substitution
                  Property must have a loan to value ratio of no more than 65% and provide a debt service coverage ratio of at least 1.50 times the debt service coverage (in a manner reasonably determined by Lender); and

             (xi) Borrower must prepay 110% of the difference
                  between the Principal of the Loan allocable to the Release Parcel that is being released and 65% of the appraised value for the Substitution Property with a prepayment premium equal to the Prepayment Percentage (as defined in the Note) times the resulting difference. For purposes of this Subsection 12.4 (xi) only, if the prepayment premium payable hereunder is calculated on the Discounted Value (defined in the Note), then the discount rate used to calculate the prepayment premium shall equal the Discount Rate (defined in the Note) plus 50 basis points. Allocation of the original outstanding principal balance will be determined by Lender's appraisal at Closing. The additional 10% principal proceeds from a prepayment pursuant to this Subsection 12.4(xi) shall be applied at par to a pro-rata reduction of the Principal balance of the Loan allocated among the remaining Property, the remaining Portfolio #4 California and Washington Properties and the Substitution Property.

   Section 12.5.  Substitution.  In conjunction with the
reconveyance of a Release Parcel (described in Section 12.4),
Borrower shall provide to Lender, as security for the Loan, the replacement and substitution of one or more new properties to secure the Loan, as provided herein (the "Substitution Property"). In connection with providing the Substitution Property, Borrower shall, at Borrower's expense, execute and deliver to Lender loan documents, including an additional deed of trust or mortgage, an assignment of leases, a UCC-1 financing statement, and any other document, including title policy, that Lender may require, in form and content acceptable to Lender in Lender's sole discretion, necessary in order to add the Substitution Property as collateral for the Loan. Borrower shall also provide for the Substitution Property all items required for the Property by the Loan Application and Commitment Agreement dated September 3, 1999 by and between Lender and Borrower for the Loan. Lender shall have the sole and absolute discretion to either approve or disapprove any proposed substitution, provided that such approval shall not be unreasonably withheld so long as the Substitution Property is (i) of comparable quality as the Release Parcel being replaced, and (ii) Borrower demonstrates to Lender's satisfaction that the Substitution Property has a fair market value of no less than 90% of the fair market value of the Release Parcel immediately prior to substitution. Lender shall be deemed to have approved the proposed substitution if it has not responded within 90 days of Borrower's written request providing all information required by Lender as to the proposed substitution at the addresses set forth herein. In all cases, Lender shall have 90 days to respond from the date of Lender's receipt of the last information provided by Borrower. Any substitutions shall be on terms and conditions acceptable to Lender and shall be subject to Lender's internal approval process. The Substitution Property together with the other properties comprising the Property and the Portfolio #4 California and Washington Properties shall be subject to a maximum loan-to-value ratio of 65%, have, at a minimum, a debt service coverage ratio equal to 1.50, and a lease expiration profile acceptable to Lender. Furthermore, Lender will not approve a substitution that would negatively impact the loan portfolio with regard to its geographic diversity, credit risk, leasing pro formas, tenant quality, lease expiration risk and other similar factors, including the ability to legally cross-default and cross-collateralize the Substitution Property with the remainder of the portfolio, to be determined in Lender's sole discretion. Borrower shall provide Lender with such information and documentation (including leases and other property documents) as Lender shall deem necessary to make an informed decision and properly evaluate the proposed substitution. The Substitution Property will be required to have a value of not less than 90% of the fair market value of the Release Parcel to be reconveyed. Borrower shall be responsible for all costs and expenses, including, without limitation, reasonable attorney's fees (if outside counsel is engaged by Lender), incurred by Lender in connection with any proposed transaction along with title insurance premium and engineering, environmental and appraisal reports associated with such substitution.


                           ARTICLE XIII

       ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

   Section 13.1.  Further Assurances.

        (a) Borrower will execute, acknowledge and deliver to Lender or to any other entity Lender designates any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect Lender's first lien on and prior security interest in the Property or to carry out the intent or facilitate the performance of the provisions of the Loan Documents.

        (b) Borrower appoints Lender as Borrower's attorney-in-fact to perform, at Lender's election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender's election and only to the extent Borrower has failed 3 days after written notice to Borrower to comply with the terms of this Section.

   Section 13.2.  Estoppel Certificates.

        (a) Within 10 days of Lender's request, but in no case more often that twice in any 18 month period, except where Lender is selling all or part of the Loan Borrower will deliver to Lender or to any entity Lender designates a certificate certifying (i) the original principal amount of the Note; (ii) the unpaid principal amount of the Note; (iii) the Fixed Interest Rate; (iv) the amount of the then current Debt Service Payments; (v) the Maturity Date; (vi) the date a Debt Service Payment was last made; (vii) that, except as may be disclosed in the statement, there are no defaults or events which, with the passage of time or the giving of notice, would constitute an Event of Default; and (viii) there are no offsets or defenses against any portion of the Obligations except as may be disclosed in the statement.

        (b) If Lender requests, Borrower promptly will deliver to Lender or to any entity Lender designates a certificate from each party to any Property Document, certifying that the Property Document is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Document and that there are no defenses or offsets against the performance of its obligations under the Property Document.

        (c) If Lender requests, Borrower promptly will deliver to Lender, or to any entity Lender designates, a certificate from each tenant under a Lease then affecting the Property, certifying to any facts regarding the Lease as Lender may require, including that the Lease is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Lease by any party, that the rent has not been paid more than one month in advance and that the tenant claims no defense or offset against the performance of its obligations under the Lease.


                           ARTICLE XIV

                      DEFAULTS AND REMEDIES

   Section 14.1. Events of Default. The term "Event of Default" means the occurrence of any of the following events:

             (i) if Borrower fails to pay any amount due, as and when required, under any Loan Document and the failure continues for a period of 5 days;

             (ii) if Borrower makes a general assignment for the
                  benefit of creditors or generally is not paying, or is unable to pay, or admits in writing its inability to pay, its debts as they become due; or if Borrower or any other party commences any Proceeding (A) relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, in each instance with respect to Borrower; (B) seeking to have an order for relief entered with respect to Borrower; (C) seeking attachment, distraint or execution of a judgment with respect to Borrower; (D) seeking to adjudicate Borrower as bankrupt or insolvent;
                  (E) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or Borrower's debts; or (F) seeking appointment of a Receiver, trustee, custodian, conservator or other similar official for Borrower or for all or any substantial part of Borrower's assets, provided that if the Proceeding is commenced by a party other than Borrower or any of Borrower's general partners or members, Borrower will have 120 days to have the Proceeding dismissed or discharged before an Event of Default occurs;

             (iii) if Borrower is in default beyond any applicable grace and cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement encumbering the Property whether junior or senior to the lien of this Deed of Trust;

             (iv) if Borrower is in default beyond any applicable
                  grace and cure period under the loan documents described in the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - California Properties) and/or the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement (Bedford Portfolio #4 - Washington Property) evidencing and securing the Loan made by Lender in favor of Borrower pursuant to the Note and encumbering the Portfolio #4;

             (v) if a Transfer occurs except in accordance with the provisions of this Deed of Trust;

             (vi) if Borrower abandons the Property or ceases to
                  conduct its business at the Property; or

             (vii) if there is a default in the performance of any other provision of any Loan Document or if there is any inaccuracy or falsehood in any representation or warranty contained in any Loan Document which is not remedied within 30 days after Borrower receives notice thereof, provided that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the 30-day period and during that period Borrower commences to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the 30-day period will be extended for a reasonable period not to exceed 120 days after the notice to Borrower.

   Section 14.2.  Remedies.

        (a) If an Event of Default occurs, Lender may take any of the following actions (the "Remedies") without notice to Borrower:

             (i)  declare all or any portion of the Debt
                  immediately due and payable ("Acceleration");

             (ii) pay or perform any Obligation;

             (iii)     institute a Proceeding for the specific
                       performance of any Obligation;

             (iv) apply for and obtain the appointment of a
                  Receiver to be vested with the fullest powers permitted by Law, without bond being required, which appointment may be made ex parte, as a matter of right and without regard to the value of the Property, the amount of the Debt or the solvency of Borrower or any other person liable for the payment or performance of any portion of the Obligations;

             (v) directly, by its agents or representatives or through a Receiver appointed by a court of competent jurisdiction, enter on the Land and Improvements, take possession of the Property, dispossess Borrower and exercise Borrower's rights with respect to the Property, either in Borrower's name or otherwise;

             (vi) institute a Proceeding for the foreclosure of
                  this Deed of Trust or, if applicable, sell by power of sale, all or any portion of the Property, in any court of competent jurisdiction;

             (vii) institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;

             (viii)    cause Trustee to commence sale of
                       Borrower's interest in the Property
                       pursuant to applicable law;

             (ix) exercise any and all rights and remedies granted
                  to a secured party under the Uniform Commercial
                  Code; and

             (x) pursue any other right or remedy available to Lender at Law, in equity or otherwise.

        (b) If an Event of Default occurs, the license granted to Borrower in the Loan Documents to collect Rents will terminate automatically without any action required of Lender.

   Section 14.3.  General Provisions Pertaining to Remedies.

        (a) The Remedies are cumulative and may be pursued by Lender or Trustee concurrently or otherwise, at such time and in such order as Lender or Trustee may determine in their sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

        (b) The enumeration in the Loan Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender's or Trustee's rights with respect to the Remedies.

        (c) If Lender or Trustee exercises any of the Remedies, Lender will not be deemed a mortgagee-in-possession unless Lender has elected affirmatively to be a mortgagee-in-possession.

        (d) Lender and Trustee will not be liable for any act or omission of Lender or Trustee in connection with the exercise of the Remedies.

        (e) Lender's and Trustee's right to exercise any Remedy will not be impaired by any delay in exercising or failure to exercise the Remedy and the delay or failure will not be construed as extending any cure period or constitute a waiver of the default or Event of Default.

        (f) If an Event of Default occurs, Lender's payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

        (g) Lender's acceptance of partial payment or receipt of Rents will not extend or affect any grace period or constitute a waiver of a default or Event of Default or constitute a rescission of Acceleration.

   Section 14.4.  Foreclosure by Power of Sale.

        (a) Should Lender elect, following an Event of Default, to foreclose this Deed of Trust by exercise of the power of sale contained in this Deed of Trust, Lender will notify Trustee and deposit, if required by Trustee, with Trustee this Deed of Trust, the Note and such of the other Loan Documents as Trustee may require.

        (b) Upon receipt of the notice from Lender, Trustee will have recorded, published and delivered to Borrower any notice of default as is then required by Law. Trustee will, without demand on Borrower after lapse of any time as may then be required by Law and after notice of sale having been given as required by Law, sell the Property at the time and place of sale fixed by it in the notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Lender may direct Trustee so to do, at public auction to the highest bidder as provided by Law. Trustee will deliver to the purchaser of the Property a good and sufficient deed or deeds conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matter or fact will be conclusive proof of the truthfulness of the recitals. Any person, including Borrower, Trustee or Lender may purchase at the sale, and Borrower will warrant and defend the title of the purchaser.

        (c) After deducting all costs, fees and expenses of Lender and Trustee, including costs of evidence of title in connection with sale, Lender will apply the proceeds of sale in the following priority, to payment of (i) first, all sums expended under the terms of the Loan Documents, not then repaid, with accrued interest at the Default Rate; (ii) second, the Debt in such order as Lender determines; and (iii) the remainder, if any to the person or persons legally entitled to it.

        (d) Trustee may postpone sale of all or any portion of the Property as permitted by Law, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

        (e) A sale of less than the whole of the Property or any defective or irregular sale made under this Deed of Trust will not exhaust the power of sale provided for in this Deed of Trust; and subsequent sales may be made until the Obligations have been satisfied, or the entire Property sold, without defect or irregularity.

   Section 14.5. General Provisions Pertaining to Receiver and other Remedies.

        (a) If an Event of Default occurs and without notice to Borrower, any court of competent jurisdiction will, upon application by Lender, appoint a Receiver as designated in the application and issue an injunction prohibiting Borrower from interfering with the Receiver, collecting Rents, disposing of any Rents or any part of the Property, committing waste or doing any other act that will tend to affect the preservation of the Leases, the Rents and the Property and Borrower approves the appointment of the designated Receiver or any other Receiver appointed by the court. By execution of this Deed of Trust, Borrower irrevocably consents to the appointment of a receiver to be made ex parte and as a matter of right to Lender or Trustee, either before or after sale of the Property, without further notice, and without regard to the solvency or insolvency, at the time of application for the Receiver, of the person or persons, if any, liable for the payment of any portion of the Debt and the performance of any portion of the Obligations and without regard to the value of the Property or whether the Property is occupied as a homestead and without bond being required of the applicant.

        (b) The Receiver will be vested with the fullest powers permitted by Law including all powers necessary or usual in similar cases for the protection, possession and operation of the Property and all the powers and duties of Lender as a mortgagee-in-possession as provided in this Deed of Trust and may continue to exercise all the usual powers and duties until the Receiver is discharged by the court.

        (c) In addition to the Remedies and all other available rights, Lender or the Receiver may take any of the following actions:

             (i) take exclusive possession, custody and control of the Property and manage the Property so as to prevent waste;

             (ii) require Borrower to deliver to Lender or the
                  Receiver all keys, security deposits, operating accounts, prepaid Rents, past due Rents, the Books and Records and all original counterparts of the Leases and the Property Documents;

             (iii) collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including reasonable receiver's, broker's and attorney's fees, apply the net collections to any portion of the Debt selected by Lender in its sole discretion,

             (iv) enter into, modify, extend, enforce, terminate,
                  renew or accept surrender of Leases and evict tenants except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

             (v) enter into, modify, extend, enforce, terminate or renew Property Documents except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

             (vi) appear in and defend any Proceeding brought in
                  connection with the Property and bring any Proceeding to protect the Property as well as Borrower's and Lender's respective interests in the Property (unless any such Proceeding has been assigned previously to Lender in the Assignment, or if so assigned, Lender has not expressly assigned such Proceeding to the Receiver and consented to such appearance or defense by Receiver); and

             (vii) perform any act in the place of Borrower that Lender or the Receiver deems necessary
                       (A) to preserve the value, marketability or rentability of the Property; (B) to increase the gross receipts from the Property; or (C) otherwise to protect Borrower's and Lender's respective interests in the Property.

        (d) Borrower appoints Lender as Borrower's attorney-in-fact, at Lender's election, to perform any actions and to execute and record any instruments necessary to effectuate the actions described in this Section, in each instance only at Lender's election and only to the extent Borrower has failed to comply with the provisions of this Section.

   Section 14.6. General Provisions Pertaining to Foreclosures and the Power of Sale. The following provisions will apply to any Proceeding to foreclose and to any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale:

             (i) Lender's or Trustee's right to institute a Proceeding to foreclose or to sell by power of sale will not be exhausted by a Proceeding or a sale that is defective or not completed or by conducting separate sales of portions of the Property;

             (ii) any sale may be postponed or adjourned by Lender
                  by public announcement at the time and place appointed for the sale without further notice;

             (iii) with respect to sale pursuant to a judgment of foreclosure and sale, the Property may be sold as an entirety or in parcels, at one or more sales, at the time and place, on terms and in the order that Lender deems expedient in its sole discretion;

             (iv) if a portion of the Property is sold pursuant to
                  this Article, the Loan Documents will remain in full force and effect with respect to any unmatured portion of the Debt and this Deed of Trust will continue as a valid and enforceable first lien on and security interest in the remaining portion of the Property, subject only to the Permitted Exceptions, without loss of priority and without impairment of any of Lender's or Trustee's rights and remedies with respect to the unmatured portion of the Debt;

             (v) Lender may bid for and acquire the Property at a sale and, in lieu of paying cash, may credit the amount of Lender's bid against any portion of the Debt selected by Lender in its sole discretion after deducting from the amount of Lender's bid the expenses of the sale, costs of enforcement and other amounts that Lender is authorized to deduct at Law, in equity or otherwise; and

             (vi) Lender's receipt of the proceeds of a sale will
                  be sufficient consideration for the portion of the Property sold and Lender will apply the proceeds as set forth in this Deed of Trust.

   Section 14.7. Application of Proceeds. Lender may apply the proceeds of any sale of the Property pursuant to a judgment of foreclosure and sale and any other amounts collected by Lender in connection with the exercise of the Remedies to payment of the Debt in such priority and proportions as Lender may determine in its sole discretion or in such priority and proportions as required by Law.

   Section 14.8.  Power of Attorney.  Borrower appoints Lender as
Borrower's attorney-in-fact to perform any actions necessary and incidental to exercising the Remedies.

   Section 14.9. Tenant at Sufferance. If Lender, Trustee, or a Receiver enters the Property in the exercise of the Remedies and Borrower is allowed to remain in occupancy of the Property, Borrower will pay to Lender, Trustee, or the Receiver, as the case may be, in advance, a reasonable rent for the Property occupied by Borrower. If Borrower fails to pay the rent, Borrower may be dispossessed by the usual Proceedings available against defaulting tenants.


                            ARTICLE XV

                     LIMITATION OF LIABILITY

   Section 15.1.  Limitation of Liability.

        (a) Notwithstanding any provision in the Loan Documents to the contrary, except as set forth in subsections (b) and (c), if Lender seeks to enforce the collection of the Debt, Lender will foreclose this Deed of Trust instead of instituting suit on the Note. If a lesser sum is realized from a foreclosure of this Deed of Trust and sale of the Property than the then outstanding Debt, Lender will not institute any Proceeding against Borrower or Borrower's general partners, if any, for or on account of the deficiency, except as set forth in subsections (b) and (c).

        (b) The limitation of liability in subsection (a) will not affect or impair (i) the lien of this Deed of Trust or Lender's other rights and Remedies under the Loan Documents, including Lender's right as mortgagee or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents; (ii) the validity of the Loan Documents or the Obligations; (iii) Lender's rights under any Loan Document that are not expressly non-recourse; or
(iv) Lender's right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Obligations.

        (c) The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Borrower and its general partners, if any, for the following:

             (i) all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or omission by Borrower or any of Borrower's partners, members, officers, directors, shareholders or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; (D) any certificates, representations or warranties given in connection with the Loan (including, but not limited to, Estoppel Certificates executed by Borrower and representations made by Borrower related to Property and that certain Certificate Regarding Tenants Estoppels dated of even date herewith); or (E) Borrower's performance of the Obligations;

             (ii) all Rents derived from the Property after a
                  default under the Loan Documents which default is a basis of a Proceeding by Lender to enforce collection of the Debt and all moneys that, on the date such a default occurs, are on deposit in one or more accounts used by or on behalf of Borrower relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments, Impositions, Insurance Premiums and any reasonable and customary expenses incurred by Borrower in the operation, maintenance and leasing of the Property or delivered to Lender;

             (iii)     the cost of remediation of any
                       Environmental Activity affecting the
                       Property, any diminution in the value of the Property arising from any Environmental Activity affecting the Property and any other losses suffered and liabilities and expenses incurred by Lender relating to a default under the Article entitled "Environmental";

             (iv) all security deposits collected by Borrower or
                  any of Borrower's predecessors and not refunded to Tenants in accordance with their respective Leases, applied in accordance with the Leases or Law or delivered to Lender, and all advance rents collected by Borrower or any of Borrower's predecessors and not applied in accordance with the Leases or delivered to Lender;

             (v) the replacement cost of any Fixtures or Personal Property removed from the Property after a default occurs;

             (vi) all losses suffered and liabilities and expenses
                  incurred by Lender relating to any acts or omissions by Borrower that result in waste (including economic and non-physical waste) on the Property;

             (vii) all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents to protect Lender's security interest in the Property or to protect the assignment of the property described in and effected by the Assignment, but only to the extent that the Rents would have been sufficient to permit Borrower to make the payment and Borrower failed to do so;

             (viii) all mechanics' or similar liens relating to work performed on or materials delivered to the Property prior to a foreclosure sale of the Property, but only to the extent Lender had advanced funds to pay for the work or materials;

             (ix) all Proceeds that are not applied in accordance
                  with this Deed of Trust or not paid to Lender as required under this Deed of Trust;

             (x) all losses suffered and liabilities and expenses incurred by Lender relating to a Transfer that is not permitted under the Section entitled
                  "Permitted Transfers".

             (xi) all losses suffered and liabilities and expenses
                  incurred by Lender relating to forfeiture or threatened forfeiture of the Property to the Government; and

             (xii) all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under any of the provisions of this Deed of Trust relating to ERISA including the prohibition on any Transfer that results in a violation of ERISA.

        (d) Nothing under subsection (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Debt or to require that all collateral will continue to secure all of the Obligations in accordance with the Loan Documents.


                           ARTICLE XVI

                             WAIVERS

   Section 16.1.  WAIVER OF STATUTE OF LIMITATIONS.  BORROWER
WAIVES THE RIGHT TO CLAIM ANY STATUTE OF LIMITATIONS AS A DEFENSE TO BORROWER'S PAYMENT AND PERFORMANCE OF THE OBLIGATIONS.

   Section 16.2.  WAIVER OF NOTICE.  BORROWER WAIVES THE RIGHT TO
RECEIVE ANY NOTICE FROM LENDER OR TRUSTEE WITH RESPECT TO THE LOAN DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER OR TRUSTEE IS EXPRESSLY REQUIRED TO DELIVER PURSUANT TO THE LOAN DOCUMENTS.

   Section 16.3.  WAIVER OF MARSHALLING AND OTHER MATTERS.
BORROWER WAIVES THE BENEFIT OF ANY RIGHTS OF MARSHALLING OR ANY OTHER RIGHT TO DIRECT THE ORDER IN WHICH ANY OF THE PROPERTY WILL BE (i) SOLD; OR (ii) MADE AVAILABLE TO ANY ENTITY IF THE PROPERTY IS SOLD BY POWER OF SALE OR PURSUANT TO A JUDGMENT OF FORECLOSURE AND SALE. BORROWER ALSO WAIVES THE BENEFIT OF ANY LAWS RELATING TO APPRAISEMENT, VALUATION, STAY, EXTENSION, REINSTATEMENT, MORATORIUM, HOMESTEAD AND EXEMPTION RIGHTS OR A SALE IN INVERSE ORDER OF ALIENATION.

   Section 16.4.  WAIVER OF TRIAL BY JURY.  BORROWER WAIVES TRIAL
BY JURY IN ANY PROCEEDING BROUGHT BY, OR AGAINST, OR COUNTERCLAIM OR CROSS-COMPLAINT ASSERTED BY OR AGAINST, LENDER OR TRUSTEE RELATING TO THE LOAN, THE PROPERTY DOCUMENTS OR THE LEASES.

   Section 16.5.  WAIVER OF COUNTERCLAIM.  BORROWER WAIVES THE
RIGHT TO ASSERT A COUNTERCLAIM OR CROSS-COMPLAINT, OTHER THAN
COMPULSORY OR MANDATORY COUNTERCLAIMS OR CROSS-COMPLAINTS, IN ANY
PROCEEDING LENDER OR TRUSTEE BRINGS AGAINST BORROWER RELATING TO THE LOAN, INCLUDING ANY PROCEEDING TO ENFORCE REMEDIES.

   Section 16.6. WAIVER OF JUDICIAL NOTICE AND HEARING. BORROWER WAIVES ANY RIGHT BORROWER MAY HAVE UNDER LAW TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THE LOAN DOCUMENTS TO LENDER AND BORROWER WAIVES THE RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN DOCUMENTS ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING.

   Section 16.7. WAIVER OF SUBROGATION. BORROWER WAIVES ALL RIGHTS OF SUBROGATION TO LENDER'S RIGHTS OR CLAIMS RELATED TO OR AFFECTING THE PROPERTY OR ANY OTHER SECURITY FOR THE LOAN UNTIL THE LOAN IS PAID IN FULL AND ALL FUNDING OBLIGATIONS UNDER THE LOAN DOCUMENTS HAVE BEEN TERMINATED.

   Section 16.8. GENERAL WAIVER. BORROWER ACKNOWLEDGES THAT (A) BORROWER AND BORROWER'S PARTNERS, MEMBERS OR PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS; (B) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS ARTICLE; (C) THE LOAN IS A COMMERCIAL OR BUSINESS LOAN UNDER THE LAWS OF THE STATE OR COMMONWEALTH WHERE THE PROPERTY IS LOCATED NEGOTIATED BY LENDER AND BORROWER AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH; AND (D) ALL WAIVERS BY BORROWER IN THIS ARTICLE HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER FIRST HAS BEEN INFORMED BY COUNSEL OF BORROWER'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE. THE FOREGOING ACKNOWLEDGMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE WILL RELY ON THE ACKNOWLEDGMENT.


                           ARTICLE XVII

                             NOTICES

   Section 17.1. Notices. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications (the "Notices") required or permitted to be given under the Loan Documents must be in writing and (a) delivered personally by a process server providing a sworn declaration evidencing the date of service, the individual served, and the address where the service was made; (b) sent by certified mail, return receipt requested; or (c) delivered by nationally recognized overnight delivery service that provides evidence of the date of delivery, with all charges prepaid (for next morning delivery if sent by overnight delivery service), addressed to the appropriate party at its address listed below:

If to Borrower:
             Bedford Property Investors, Inc.
             270 Lafayette Circle
             Lafayette, California 94549
             Attn: Dennis Klimmek, Esq.
             Senior Vice President and General Counsel
             Application #VR-14
             Mortgage #000473100

If to Lender:
             Teachers Insurance and Annuity
             Association
             730 Third Avenue
             New York, New York 10017
             Attn:     Director of Portfolio Management
                  for Mortgage and Real Estate Division
                  Region: Midwest

                  TIAA Appl. # VR-14
                  M - 000473100

with a courtesy copy to:
             Teachers Insurance and Annuity
             Association
             730 Third Avenue
             New York, New York 10017
                  Attn:     Vice President and Chief Counsel,
                  Mortgage and Real Estate Law

                  TIAA Appl. # VR-14
                  M - 000473100


If to Trustee:         First American Title Insurance Company
             P.O. Box 3915
             Phoenix, Arizona 85030
             Attention: Pamela Nicolini

Lender and Borrower each may change from time to time the address to which Notices must be sent, by notice given in accordance with the provisions of this Section. All Notices given in accordance with the provisions of this Section will be deemed to have been received on the earliest of (i) actual receipt; (ii) Borrower's rejection of delivery; or (iii) 3 Business Days after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or 1 Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery or on the date of personal service, if served by a process server.

   Section 17.2.  Change in Borrower's Name or Place of Business.
Borrower will immediately notify Lender in writing of any change in Borrower's name or the place of business set forth in the beginning of this Deed of Trust.


                          ARTICLE XVIII

                          MISCELLANEOUS

   Section 18.1. Applicable Law. The Loan Documents shall be governed by and will be construed in accordance with the Laws of the State of New York, without regard to conflicts of laws principles, except as set forth below. The parties acknowledge that the State of New York is the principal place of business of Lender and has a substantial relationship to the underlying transactions relating to the Loan and to the parties involved. Notwithstanding the foregoing, Borrower and Lender agree that the laws of the State in which the Property is located shall govern the creation and perfection of liens on the Property and the procedures for enforcing remedies directly related to the Property including the appointment of trustees, the foreclosure or foreclosure sale of the Property, the appointment of receiver and any other remedy with respect to the Property.

   Section 18.2.  Usury Limitations.   Borrower and Lender intend
to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate.
If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

   Section 18.3.  Lender's Discretion.  Wherever under the Loan
Documents any matter is required to be satisfactory to Lender, Lender has the right to approve or determine any matter or Lender has an election, Lender's approval, determination or election will be made in Lender's reasonable discretion unless expressly provided to the contrary.

   Section 18.4. Unenforceable Provisions. If any provision in the Loan Documents is found to be illegal or unenforceable or would operate to invalidate any of the Loan Documents, then the provision will be deemed expunged and the Loan Documents will be construed as though the provision was not contained in the Loan Documents and the remainder of the Loan Documents will remain in full force and effect.

   Section 18.5. Survival of Borrower's Obligations. Borrower's representations, warranties and covenants contained in the Loan Documents will continue in full force and effect and survive (i) satisfaction of the Obligations; (ii) reconveyance of the lien of this property by Trustee; (iii) assignment or other transfer of all or any portion of Lender's interest in the Loan Documents or the Property;
(iv) Lender's or Trustee's exercise of any of the Remedies or any of Lender's or Trustee's other rights under the Loan Documents; (v) a Transfer; (vi) amendments to the Loan Documents; and (vii) any other act or omission that might otherwise be construed as a release or discharge of Borrower.

   Section 18.6.  Relationship Between Borrower and Lender; No
Third Party Beneficiaries.
        (a) Lender is not a partner of or joint venturer with Borrower or any other entity as a result of the Loan or Lender's rights under the Loan Documents; the relationship between Lender and Borrower is strictly that of creditor and debtor. Each Loan Document is an agreement between the parties to that Loan Document for the mutual benefit of the parties and no entities other than the parties to that Loan Document will be a third party beneficiary or will have any claim against Lender or Borrower by virtue of the Loan Document. As between Lender and Borrower, any actions taken by Lender under the Loan Documents will be taken for Lender's protection only, and Lender has not and will not be deemed to have assumed any responsibility to Borrower or to any other entity by virtue of Lender's actions.

        (b) All conditions to Lender's performance of its obligations under the Loan Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with their provisions or will be entitled to assume that Lender will refuse to perform its obligations in the absence of strict compliance with any of the conditions.

   Section 18.7. Partial Reconveyances or Releases, Extensions, Waivers. Lender may: (i) permit the reconveyance of any part of the Property or release any entity obligated for the Obligations; (ii) extend the time for payment or performance of any of the Obligations or otherwise amend the provisions for payment or performance by agreement with any entity that is obligated for the Obligations or that has an interest in the Property; (iii) accept additional security for the payment and performance of the Obligations; and (iv) waive any entity's performance of an Obligation, release any entity or individual now or in the future liable for the performance of the Obligation or waive the exercise of any Remedy or option. Lender may exercise any of the foregoing rights without notice, without regard to the amount of any consideration given, without affecting the priority of the Loan Documents, without releasing any entity not specifically released from its obligations under the Loan Documents, without releasing any guarantor(s) or surety(ies) of the Obligations, without effecting a novation of the Loan Documents and, with respect to a waiver, without waiving future performance of the Obligation or exercise of the Remedy waived.

   Section 18.8. Service of Process. Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, return receipt requested, to Borrower at its address set forth in the Article entitled "Notices" or any other address to which such address has been changed as permitted hereunder.

   Section 18.9.  Entire Agreement.  Oral agreements or
commitments between Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew the debt, are not enforceable. Any agreements among Borrower, Lender and Trustee relating to the Loan are contained in the Loan Documents, which contain the complete and exclusive statement of the agreements among Borrower, Lender and Trustee, except as Borrower, Lender and, if applicable, Trustee may later agree in writing to amend the Loan Documents. The language of each Loan Document will be construed as a whole according to its fair meaning and will not be construed against the draftsman.

   Section 18.10. No Oral Amendment. The Loan Documents may not be amended, waived or terminated orally or by any act or omission made individually by Borrower, Lender or Trustee but may be amended, waived or terminated only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

   Section 18.11. Severability. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents will not affect any other provisions of the Loan Documents, which will be construed as if the invalid, illegal or unenforceable provision never had been included.

   Section 18.12. Covenants Run with the Land. Subject to the restrictions on transfer contained in the Article entitled "TRANSFERS, LIENS AND ENCUMBRANCES", all of the covenants of this Deed of Trust and the Assignment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust.

   Section 18.13. Time of the Essence. Time is of the essence with respect to Borrower's payment and performance of the Obligations.

   Section 18.14. Subrogation. If the Principal or any other amount advanced by Lender is used directly or indirectly to pay off, discharge or satisfy all or any part of an encumbrance affecting the Property, then Lender is subrogated to the encumbrance and to any security held by the holder of the encumbrance, all of which will continue in full force and effect in favor of Lender as additional security for the Obligations.

   Section 18.15. Joint and Several Liability. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity under this Deed of Trust are joint and several.

   Section 18.16. Successors and Assigns. The Loan Documents bind the parties to the Loan Documents and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives and to the extent applicable inure to the benefit of Trustee and its successors, assigns, heirs, administrators, executors, agents and representatives.

   Section 18.17. Duplicates and Counterparts. Duplicate counterparts of any of the Loan Documents, other than the Note, may be executed and together will constitute a single original document.

   Section 18.18. Deed of Trust as Mortgage. If for any reason this Deed of Trust shall be ineffective as a Deed of Trust, it shall be construed and enforced as a realty mortgage with Borrower being the Mortgagor and Lender being the Mortgagee.

                           ARTICLE XIX

                        TRUSTEE PROVISIONS

   Section 19.1   Acceptance of Trust.

        (a) Trustee accepts this Trust upon recordation of this Deed of Trust as provided by Law. Except as provided by Law, Trustee is not obligated to notify any party of a pending sale under this Deed of Trust or of a Proceeding in which Borrower, Lender or Trustee is a party.

        (b) Lender may from time to time unilaterally substitute a successor to Trustee pursuant to a recordable instrument that complies with Law for substitution of Trustees. The recorded substitution will be conclusive proof of proper substitution of trustee who will, without conveyance from predecessor trustee, succeed to all of the predecessor trustee's title, estate, rights, powers and duties.

   IN WITNESS WHEREOF, Borrower has executed and delivered this Deed of Trust as of the date first set forth above.


                            BEDFORD PROPERTY INVESTORS, INC.,
                            a Maryland corporation


                            By: /s/Hanh Kihara
                                 Hanh Kihara
                                 Senior Vice President and
                                 Chief Financial Officer

                          ACKNOWLEDGMENT




STATE OF               )
                  )    SS:
COUNTY OF              )


On ____________________, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

______________________________
Name (Typed or Printed)

                            Exhibit A

                        LEGAL DESCRIPTION

  Ford Motor Building, 1355 S. Clearview Avenue, Mesa, Arizona

                           Exhibit B

                          DEFINITIONS


"Acceleration" is defined in Section 14.2(a)(i).

"Accumulations" is defined in Section 2.1(xii).

"Accumulations Depositary" is defined in Section 6.2(a).

"Additional Funds" is defined in Section 7.4(v).

"Annual Financial Statement" is defined in Section 10.1(a).

"Assessments" is defined as all assessments now or hereafter levied, assessed or imposed against the Property.

"Assignment" is defined as the Assignment of Leases and Rents dated of even date with this Deed of Trust made by Borrower for the benefit of Lender.

"Bankruptcy Code" means Title 11 of the United States Code.

"Books and Records" is defined in Section 2.1(xi).

"Borrower" is defined in the introductory paragraph.

"Budget" is defined in Section 10.2.

"Business Days" is defined as any day on which commercial banks are not authorized or required by Law to close in New York, New York.

"Casualty" is defined as damage to or destruction of the Property by fire or other casualty.

"Code" is defined as the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

"Condemnation" is defined as the permanent or temporary taking of all or any portion of the Property, or any interest therein or right accruing thereto, by the exercise of the right of eminent domain (including any transfer in lieu of or in anticipation of the exercise of the right), inverse condemnation or any similar injury or damage to or decrease in the value of the Property, including severance and change in the grade of any streets

"Condemnation Awards" is defined in Section 2.1(viii).

"Condemnation Proceeding" is defined as a Proceeding that could result in a Condemnation.

"CPA" is defined as an independent certified public accountant satisfactory to Lender.

"Debt" is defined in Section 3.1.

"Debt Service Payments" is defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in the Note.

"Deed of Trust" is defined as this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement.

"Default Interest Rate" is defined as the lower of 5% per annum over the Fixed Interest Rate or the Maximum Interest Rate, if any.

"Destruction Event" is defined in Section 7.4.

"Environmental Activity" is defined as any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Substances. The actual, suspected or threatened presence of any Hazardous Substances, or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

"Environmental Laws" is defined as all Laws pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Environmental Activities and pollution.

"Environmental Report" is defined as the report prepared by IT
Corporation, dated October 22, 1999 as to the Property described in Exhibit A.

"ERISA" is defined in Section 8.3(a).

"Event of Default" is defined in Section 14.1.

"Existing Shareholder" is defined in Section 12.1(b).

"Expenses" is defined in Section 11.1(a).

"Financial Books and Records" is defined as detailed accounts of the income and expenses of the Property and of Borrower and all other data, records and information that either are specifically referred to in the Article entitled "FINANCIAL REPORTING" or are necessary to the preparation of any of the statements, reports or certificates required under such Article and includes all supporting schedules prepared or used by the CPA in auditing the Annual Financial Statement or in issuing its opinion.

"Fiscal Year" is defined as any calendar year or partial calendar year during the Term.

"Fixed Interest Rate" is defined as 7.95% per annum.

"Fixtures and Personal Property" is defined in Section 2.1(iv).

"Government" is defined as any federal, state or municipal governmental or quasi-governmental authority including executive, legislative or judicial branch, division and any subdivision or agency of any of them and any entity to which any of them has delegated authority.

"Hazardous Substances" is defined as (i) any by product, chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws, as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", infectious waste", "toxic substance", "toxic pollutant", or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity",
(ii) any petroleum, natural gas, natural gas liquid, liquified natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources, and (iii) any underground storage tanks.

"Imposition Penalty Date" is defined in Section 6.1(a).

"Impositions" is defined as all Taxes, Assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Property or Borrower and whether levied, assessed or imposed as excise, privilege or property taxes.

"Improvements" is defined in Section 2.1(ii).

"Individual Property" is defined in Recital D of the Assignment.

"Insurance Premiums" is defined as all present and future premiums and other charges due and payable on policies of fire, rental value and other insurance covering the Property and required pursuant to the provisions of this Deed of Trust.

"Insurance Proceeds" is defined in Section 2.1(ix).

"Insurers" is defined in Section 7.1(c).

"Institutional Investor" is defined as any bank, savings institution, charitable foundation, insurance company, real estate investment trust, pension fund or investment advisor registered under the Investment Advisors Act of 1940, as amended, and acting as trustee or agent.

"Interest" is defined as the amount of fixed interest payable under the Note at the Fixed Interest Rate and any other sums which could be deemed to be interest under Law.

"Land" is defined in the Recitals.

"Late Charge" is defined in the Note.

"Law" is defined as all present and future codes, constitutions, cases, opinions, rules, manuals, regulations, determinations, laws, orders, ordinances, requirements and statutes, as amended, of any Government that affect or that may be interpreted to affect the Property, Borrower or the Loan, including amendments and all guidance documents and publications promulgated thereunder.

"Leases" is defined as all present and future leases, subleases, licenses and other agreements for the use and occupancy of the Land and Improvements, any related guarantees and including any use and occupancy arrangements created pursuant to Section 365 (h) of the Bankruptcy Code or otherwise in connection with the commencement or continuation of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar Proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land and Improvements.

"Lender" is defined in the introductory paragraph.

"Loan" is defined in the Recitals.

"Loan Documents" is defined as the Note, this Deed of Trust, the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - California Properties) and the Deed of Trust, Assignment of Leases and Rents; Security Agreement and Fixture Financing Statement (Bedford Portfolio #4 - Washington Property) all dated the date of this Deed of Trust and securing the Note, the Assignment, the Assignment of Leases and Rents (Bedford Portfolio #3 - California Properties) and the Assignment of Leases and Rents (Bedford Portfolio #4 - Washington Property) all dated the date of this Deed of Trust and securing the Note and all documents now or hereafter executed by Borrower or held by Lender or Trustee relating to the Loan, including all amendments.

"Material Environmental Contamination" is defined as contamination of the Property with Hazardous Substances (i) that constitutes a violation of one or more Environmental Laws; (ii) for which there is a significant possibility that remediation will be required under Environmental Laws; (iii) that results in a material risk of liability or expense to Lender; or (iv) that diminishes the value of the Property.

"Maturity Date" is defined in the Recitals.

"Maximum Interest Rate" is defined as the maximum rate of interest, if any, permitted by Law to be charged with respect to the Loan as the maximum rate may be increased or decreased from time to time.

"Note" is defined in the Recitals.

"Note Payments" is defined in the Note.

"Notices" is defined in Section 17.1.

"Obligations" is defined in Section 3.1.

"Permitted Exceptions" is defined as the matters shown in Schedule B,
Part 1 and 2 of the title insurance policy insuring the lien of this Deed of Trust.

"Permitted Transfers" is defined in Section 12.2(b).

"Permitted Use" is defined as use as first-class commercial office buildings with respect to the property described in Exhibit A, known as 1355 S. Clearview Avenue, Mesa, Arizona, and uses incidentally and directly related to such uses.

"Policies" is defined in Section 7.1(b).

"Prepayment Premium" is defined in the Note.

"Principal" is defined in the Recitals.

"Proceeding" is defined as a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction.

"Proceeds" is defined in Section 7.2(c).

"Property" is defined in Section 2.1.

"Property Documents" is defined in Section 2.1(v).

"Receiver" is defined as a receiver, custodian, trustee, liquidator or conservator of the Property.

"Release Parcel" is defined in Section 12.4.

"Remedies" is defined in Section 14.2(a).

"Rents" is defined as all present and future rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, parking fees, revenues and other consideration accruing under the Leases or otherwise derived from the use and occupancy of the Land or the Improvements, including tenant contributions to expenses, security deposits, royalties and contingent rent, if any, all other fees, accounts, accounts receivable or payments paid to or for the benefit of Borrower, including liquidated damages after a default under a lease, any premium or other termination fee payable by tenant after cancellation of a Lease and the proceeds of any rental insurance, and any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land or the Improvements and all claims as a creditor in connection with any of the foregoing.

"Restoration" is defined as the restoration of the Property after a Destruction Event as nearly as possible to its condition immediately prior to the Destruction Event, in accordance with the plans and specifications, in a first-class workmanlike manner using materials substantially equivalent in quality and character to those used for the original improvements, in accordance with Law and free and clear of all liens, encumbrances or other charges other than this Deed of Trust and the Permitted Exceptions.

"Restoration Completion Date" is defined in Section 7.4(viii).

"Restoration Funds" is defined in Section 7.5(b).

"Substitution Property" is defined in Section 12.5.

"Taxes" is defined as all present and future real estate taxes levied, assessed or imposed against the Property.

"Term" is defined as the scheduled term of this Deed of Trust commencing on the date Lender makes the first disbursement of the Loan and terminating on the Maturity Date.

"Transfer" is defined in Section 12.1(a).

"Uniform Commercial Code" is defined as the Uniform Commercial Code in effect in the jurisdiction where the Land is located.

                            Exhibit C

                      RULES OF CONSTRUCTION


   (a) References in any Loan Document to numbered Articles or Sections are references to the Articles and Sections of that Loan Document. References in any Loan Document to lettered Exhibits are references to the Exhibits attached to that Loan Document, all of which are incorporated in and constitute a part of that Loan Document. Article, Section and Exhibit captions used in any Loan Document are for reference only and do not describe or limit the substance, scope or intent of that Loan Document or the individual Articles, Sections or Exhibits of that Loan Document.

   (b) The terms "include", "including" and similar terms are construed as if followed by the phrase "without limitation".

   (c)  The terms "Land", "Improvements", "Fixtures and Personal
Property", "Condemnation Awards", "Insurance Proceeds" and "Property" are construed as if followed by the phrase "or any part thereof".

   (d) Any agreement by or duty imposed on Borrower in any Loan Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust and includes a covenant by Borrower to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Loan Documents. Any statement or disclosure contained in any Loan Document about facts or circumstances relating to the Property, Borrower or the Loan constitutes a representation and warranty by Borrower made as of the date of the Loan Document in which the statement or disclosure is contained.

   (e) The term "to Borrower's knowledge" is construed as meaning to the best of Borrower's knowledge after diligent inquiry.

   (f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

   (g) The terms "person", "party" and "entity" include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

   (h) The term "provisions" includes terms, covenants, conditions, agreements and requirements.

   (i) The term "amend" includes modify, supplement, renew, extend, replace or substitute and the term "amendment" includes modification, supplement, renewal, extension, replacement and substitution.

   (j) Reference to any specific Law or to any document or agreement, including the Note, this Deed of Trust, any of the other Loan Documents, the Leases and the Property Documents, includes any future amendments to the Law, document or agreement, as the case may be.

   (k) No inference in favor of or against a party with respect to any provision in any Loan Document may be drawn from the fact that the party drafted the Loan Document.

   (l) The term "certificate" means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is "certified" means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

   (m) Any appointment of Lender as Borrower's attorney-in-fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Borrower ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Borrower will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

   (n) Any document, instrument or agreement to be delivered by Borrower will be in form and content satisfactory to Lender.

   (o) All obligations, rights, remedies and waivers contained in the Loan Documents will be construed as being limited only to the extent required to be enforceable under the Law.

   (p)  The unmodified word "days" means calendar days.

                                                TIAA Appl. #VR-14
                                                M-000473100


          DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
         SECURITY AGREEMENT AND FIXTURE FILING STATEMENT
Bedford Portfolio #4 - California Properties

                                by


     BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation
                           as Borrower

                               and

 FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation as Trustee

                        for the benefit of

           TEACHERS INSURANCE AND ANNUITY ASSOCIATION
                OF AMERICA, a New York corporation
                            as Lender

                       Properties Known As

          Carroll Tech IV, 8928 Terman Court, San Diego
        LNX Corp. Building, 6325 Lusk Boulevard, San Diego
Canyon Park Development, 2001 Crow Canyon Road, San Ramon, California



  After Recordation This Deed of Trust Should Be Returned To:

                   Beverly J. Quail, Esquire
           c/o Ballard Spahr Andrews & Ingersoll LLP
                  1225 17th Street, Suite 2300
                     Denver, Colorado 80202

                       TABLE OF CONTENTS


                                                             Page

RECITALS:. . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE I         DEFINITIONS AND RULES OF CONSTRUCTION. . . . .2
Section 1.1.      Definitions. . . . . . . . . . . . . . . . . .2
Section 1.2.      Rules of Construction. . . . . . . . . . . . .2

ARTICLE II        GRANTING CLAUSES . . . . . . . . . . . . . . .2
Section 2.1.      Encumbered Property. . . . . . . . . . . . . .2
Section 2.2.      Habendum Clause. . . . . . . . . . . . . . . .5
Section 2.3.      Security Agreement . . . . . . . . . . . . . .5
Section 2.4.      Conditions to Grant. . . . . . . . . . . . . .5

ARTICLE III       OBLIGATIONS SECURED. . . . . . . . . . . . . .5
Section 3.1.      The Obligations. . . . . . . . . . . . . . . .5

ARTICLE IV        TITLE AND AUTHORITY. . . . . . . . . . . . . .6
Section 4.1.      Title to the Property. . . . . . . . . . . . .6
Section 4.2.      Authority. . . . . . . . . . . . . . . . . . .6
Section 4.3.      No Foreign Person. . . . . . . . . . . . . . .7
Section 4.4.      Litigation . . . . . . . . . . . . . . . . . .7

ARTICLE V         PROPERTY STATUS, MAINTENANCE AND LEASES. . . .7
Section 5.1.      Status of the Property . . . . . . . . . . . .7
Section 5.2.      Maintenance of the Property. . . . . . . . . .8
Section 5.3.      Change in Use. . . . . . . . . . . . . . . . .8
Section 5.4.      Waste. . . . . . . . . . . . . . . . . . . . .8
Section 5.5.      Inspection of the Property . . . . . . . . . .8
Section 5.6.      Leases and Rents . . . . . . . . . . . . . . .8
Section 5.7.      Parking. . . . . . . . . . . . . . . . . . . .9
Section 5.8.      Separate Tax Lot . . . . . . . . . . . . . . .9
Section 5.9.      Changes in Zoning or Restrictive Covenants . .9
Section 5.10.     Lender's Right to Appear . . . . . . . . . . .9

ARTICLE VI        IMPOSITIONS AND ACCUMULATIONS. . . . . . . . .9
Section 6.1.      Impositions. . . . . . . . . . . . . . . . . .9
Section 6.2.      Accumulations. . . . . . . . . . . . . . . . 10
Section 6.3.      Changes in Tax Laws. . . . . . . . . . . . . 12

ARTICLE VII INSURANCE, CASUALTY, CONDEMNATION AND RESTORATION. 13
Section 7.1.      Insurance Coverages. . . . . . . . . . . . . 13
Section 7.2.      Casualty and Condemnation. . . . . . . . . . 14
Section 7.3.      Application of Proceeds. . . . . . . . . . . 15
Section 7.4.      Conditions to Availability of Proceeds for Restoration
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Section 7.5.      Restoration. . . . . . . . . . . . . . . . . 16

ARTICLE VIII  COMPLIANCE WITH LAW AND AGREEMENTS . . . . . . . 18
Section 8.1.      Compliance with Law. . . . . . . . . . . . . 18
Section 8.2.      Compliance with Agreements . . . . . . . . . 19
Section 8.3.      ERISA Compliance . . . . . . . . . . . . . . 19
Section 8.4.      Section 6045(e) Filing . . . . . . . . . . . 19

ARTICLE IX        ENVIRONMENTAL. . . . . . . . . . . . . . . . 20
Section 9.1.      Environmental Representations and Warranties 20
Section 9.2.      Environmental Covenants. . . . . . . . . . . 20

ARTICLE X         FINANCIAL REPORTING. . . . . . . . . . . . . 21
Section 10.1.     Financial Reporting. . . . . . . . . . . . . 21
Section 10.2.     Annual Budget. . . . . . . . . . . . . . . . 22

ARTICLE XI        EXPENSES AND DUTY TO DEFEND. . . . . . . . . 22
Section 11.1.     Payment of Expenses. . . . . . . . . . . . . 22
Section 11.2.     Duty to Defend . . . . . . . . . . . . . . . 23

ARTICLE XII  TRANSFERS, LIENS AND ENCUMBRANCES . . . . . . . . 23
Section 12.1.     Prohibitions on Transfers, Liens and Encumbrances23
Section 12.2.     Permitted Transfers. . . . . . . . . . . . . 24
Section 12.3.     Right to Contest Lien. . . . . . . . . . . . 25
Section 12.4.     Reconveyance Rights. . . . . . . . . . . . . 26
Section 12.5.     Substitution . . . . . . . . . . . . . . . . 28

ARTICLE XIII   ADDITIONAL REPRESENTATIONS, WARRANTIES AND
         COVENANTS . . . . . . . . . . . . . . . . . . . . . . 29
Section 13.1.     Further Assurances . . . . . . . . . . . . . 29
Section 13.2.     Estoppel Certificates. . . . . . . . . . . . 30

ARTICLE XIV  DEFAULTS AND REMEDIES . . . . . . . . . . . . . . 30
Section 14.1.     Events of Default. . . . . . . . . . . . . . 30
Section 14.2.     Remedies . . . . . . . . . . . . . . . . . . 32
Section 14.3.     General Provisions Pertaining to Remedies. . 33
Section 14.4.     Foreclosure by Power of Sale . . . . . . . . 34
Section 14.5.     General Provisions Pertaining to Mortgagee-in-
Possession or Receiver . . . . . . . . . . . . . . . . . . . . 34
Section 14.6.     General Provisions Pertaining to Foreclosures and the
Power of Sale. . . . . . . . . . . . . . . . . . . . . . . . . 36
Section 14.7.     Application of Proceeds. . . . . . . . . . . 37
Section 14.8.     Power of Attorney. . . . . . . . . . . . . . 37
Section 14.9.     Tenant at Sufferance . . . . . . . . . . . . 37

ARTICLE XV   LIMITATION OF LIABILITY . . . . . . . . . . . . . 37
Section 15.1.     Limitation of Liability. . . . . . . . . . . 37

ARTICLE XVI   WAIVERS. . . . . . . . . . . . . . . . . . . . . 39
Section 16.1.     WAIVER OF STATUTE OF LIMITATIONS . . . . . . 39
Section 16.2.     WAIVER OF NOTICE . . . . . . . . . . . . . . 40
Section 16.3.     WAIVER OF MARSHALLING AND OTHER MATTERS. . . 40
Section 16.4.     WAIVER OF TRIAL BY JURY. . . . . . . . . . . 40
Section 16.5.     WAIVER OF COUNTERCLAIM . . . . . . . . . . . 40
Section 16.6.     WAIVER OF JUDICIAL NOTICE AND HEARING. . . . 40
Section 16.7.     WAIVER OF SUBROGATION. . . . . . . . . . . . 40
Section 16.8.     GENERAL WAIVER . . . . . . . . . . . . . . . 40

ARTICLE XVII   NOTICES . . . . . . . . . . . . . . . . . . . . 41
Section 17.1.     Notices. . . . . . . . . . . . . . . . . . . 41
Section 17.2.     Change in Borrower's Name or Place of Business42

ARTICLE XVIII   MISCELLANEOUS. . . . . . . . . . . . . . . . . 43
Section 18.1.     Applicable Law . . . . . . . . . . . . . . . 43
Section 18.2.     Usury Limitations. . . . . . . . . . . . . . 43
Section 18.3.     Lender's Discretion. . . . . . . . . . . . . 43
Section 18.4.     Unenforceable Provisions . . . . . . . . . . 43
Section 18.5.     Survival of Borrower's Obligations . . . . . 43
Section 18.6.     Relationship Between Borrower and Lender; No Third
Party Beneficiaries. . . . . . . . . . . . . . . . . . . . . . 44
Section 18.7.     Partial Reconveyances or Releases, Extensions, Waivers
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 18.8.     Service of Process . . . . . . . . . . . . . 44
Section 18.9.     Entire Agreement . . . . . . . . . . . . . . 44
Section 18.10.     No Oral Amendment . . . . . . . . . . . . . 45
Section 18.11.    Severability . . . . . . . . . . . . . . . . 45
Section 18.12.    Covenants Run with the Land. . . . . . . . . 45
Section 18.13.    Time of the Essence. . . . . . . . . . . . . 45
Section 18.14.    Subrogation. . . . . . . . . . . . . . . . . 45
Section 18.15.     Joint and Several Liability . . . . . . . . 45
Section 18.16.    Successors and Assigns . . . . . . . . . . . 45
Section 18.17.  Duplicates and Counterparts. . . . . . . . . . 45

ARTICLE XIX   TRUSTEE PROVISIONS . . . . . . . . . . . . . . . 46
Section 19.1      Acceptance of Trust. . . . . . . . . . . . . 46

Exhibit A         LEGAL DESCRIPTION. . . . . . . . . . . . . .A-1

Exhibit B         DEFINITIONS. . . . . . . . . . . . . . . . .B-1

Exhibit C         RULES OF CONSTRUCTION. . . . . . . . . . . .C-1




          DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
              SECURITY AGREEMENT AND FIXTURE FILING
          Bedford Portfolio # 4 - California Properties

        THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING STATEMENT made this ____ day of November, l999, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Borrower"), having its principal place of business at 270 Lafayette Circle, Lafayette, California 94549, and FIRST AMERICAN TITLE INSURANCE COMPANY ("Trustee"), a California corporation, having an office at 1850 Mt. Diablo Boulevard, Walnut Creek, California 94596, for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender"), having an address at 730 Third Avenue, New York, New York l0017.


                            RECITALS:

        A. Lender agreed to make and Borrower agreed to accept a loan (the "Loan") in the maximum principal amount of $22,150,000.

        B. To evidence the Loan, Borrower executed and delivered to Lender a promissory note (the "Note"), dated the date of this Deed of Trust, in the principal amount of TWENTY-TWO MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 Dollars ($22,150,000) (that amount or so much as is outstanding from time to time is referred to as the "Principal"), promising to pay the Principal with interest thereon to the order of Lender as set forth in the Note and with the balance, if any, of the Debt being due and payable on December 1, 2006 (the "Maturity Date").

        C. To secure the Note and the Obligations, this Deed of Trust conveys, among other things, Borrower's fee interest in the real property located in the Cities of San Diego and San Ramon, Counties of San Diego and Contra Costa, State of California more particularly described in Exhibits A-1, A-2 and A-3 (the "Land").


                            ARTICLE I

              DEFINITIONS AND RULES OF CONSTRUCTION

   Section 1.1. Definitions. Capitalized terms used in this Deed of Trust are defined in Exhibit B or in the text with a cross-reference in Exhibit B.

   Section 1.2. Rules of Construction. This Deed of Trust will be interpreted in accordance with the rules of construction set forth in Exhibit C.


                            ARTICLE II

                         GRANTING CLAUSES

   Section 2.1. Encumbered Property. Borrower irrevocably grants, mortgages, warrants, sells, conveys, assigns and pledges to Trustee in trust, WITH POWER OF SALE, and grants to Trustee a security interest in any and all of the following property, rights, interests and estates now or in the future owned or held by Borrower (the "Property") for the uses and purposes set forth in this Deed of Trust:

             (i)  the Land;

             (ii) all buildings and improvements located on the
                  Land (the "Improvements");

             (iii) all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, in each instance adjoining or otherwise appurtenant to or benefitting the Land or the Improvements;

             (iv) all materials intended for construction, re-
                  construction, alteration or repair of the Improvements, such materials to be deemed included in the Land and the Improvements immediately on delivery to the Land; all fixtures and personal property that are attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by tenants), including: furniture; furnishings; machinery; motors; elevators; fittings; microwave ovens; refrigerators; office systems and equipment; plumbing, heating, ventilating and air conditioning systems and equipment; maintenance and landscaping equipment; lighting, cooking, laundry, dry cleaning, refrigerating, incinerating and sprinkler systems and equipment; telecommunications systems and equipment; computer or word processing systems and equipment; security systems and equipment; and equipment leases for any of the property described in this subsection (the "Fixtures and Personal Property");

             (v) all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting Borrower or the Land, the Improvements or the Fixtures and Personal Property, but expressly excluding the Leases (the "Property Documents");

             (vi) all inventory (including all goods, merchandise,
                  raw materials, incidentals, office supplies and packaging materials) held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, all documents of title evidencing any part of any of the foregoing and all returned or repossessed goods arising from or relating to any sale or disposition of inventory;

             (vii) all intangible personal property relating to the Land, the Improvements or the Fixtures and Personal Property, including choses in action and causes of action (except those personal to Borrower), corporate and other business records, inventions, designs, promotional materials, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, claims for refunds or rebates of taxes, insurance surpluses, refunds or rebates of taxes and any letter of credit, guarantee, claim, security interest or other security held by or granted to Borrower to secure payment by an account debtor of any of the accounts of Borrower arising out of the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, and documents covering all of the foregoing; all accounts, accounts receivable, documents, instruments, money, deposit accounts, funds deposited in accounts established with a bank, savings and loan association, trust company or other financial institution in connection with the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, including any reserve accounts or escrow accounts, and all investments of the funds and all other general intangibles;

             (viii)    all awards and other compensation paid
                       after the date of this Deed of Trust for any Condemnation (the "Condemnation
                       Awards");

             (ix) all proceeds of and all unearned premiums on the
                  Policies (the "Insurance Proceeds");

             (x) all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Land, the Improvements or the Fixtures and Personal Property;

             (xi) all books, records and other information,
                  wherever located, which are in Borrower's possession, custody or control or to which Borrower is entitled at law or in equity and which are related to the Property, including all computer or other equipment used to record, store, manage, manipulate or access the information (the "Books and Records");

             (xii) all deposits and letters of credit held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments together with interest thereon, if any (the "Accumulations") and the account or accounts in which such deposits are or may be held; and

             (xiii) all after-acquired title to or remainder or reversion in any of the property described in this Section; all additions, accessions and extensions to, improvements of and substitutions or replacements for any of such property; all products and all cash and non-cash proceeds, immediate or remote, of any sale or other disposition of any of such property, excluding sales or other dispositions of inventory in the ordinary course of the business of operating the Land or the Improvements; and all additional lands, estates, interests, rights or other property acquired by Borrower after the date of this Deed of Trust for use in connection with the Land and Improvements, all without the need for any additional mortgage, assignment, pledge or conveyance to Lender but Borrower will execute and deliver to Lender, upon Lender's request, any documents reasonably requested by Lender to further evidence the foregoing.

   Section 2.2.   Habendum Clause.  The Property is conveyed to
Trustee, TO HAVE AND TO HOLD the Property IN TRUST, FOREVER, for the purpose of securing the Note and the Obligations.

   Section 2.3.   Security Agreement.

        (a) This Deed of Trust is a real property deed of trust and also a "security agreement" and a "financing statement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all of Borrower's other right, title and interest, whether tangible or intangible, in the Property. By executing and delivering this Deed of Trust, Borrower grants to Trustee, as security for the Obligations, a security interest in the Property to the full extent that any of the Property may be subject to the Uniform Commercial Code.

        (b) Borrower desires and intends that this Deed of Trust also constitute a Fixture Filing between Borrower as debtor and Lender as secured party, as defined in the Uniform Commercial Code. To this end, Borrower acknowledges that (i) this Deed of Trust covers goods which are or are to become fixtures on the Land; (ii) this financing statement is to be recorded; (iii) Borrower is the record owner of such property; (iv) products of collateral are also covered; (v) the debtor is Bedford Property Investors, Inc., a Maryland corporation whose address is 270 Lafayette Circle, Lafayette, California 94549;
(vi) the secured party is Teachers Insurance and Annuity Association of America, a New York corporation, whose address is 730 Third Avenue, New York, New York 10070; (vii) the record owner of the Property is Bedford Property Investors, Inc., a Maryland corporation, whose address is stated above. Except as otherwise provided in the Loan Documents, no financing statement in favor of any secured party other than Lender covering the personal property described herein or any portion thereof is on file in any public office. Provided that obsolete and worn-out articles may be removed concurrently with the replacement or renewal thereof with property of at least equal value or usefulness in the operation of the Property; Borrower will not otherwise remove or permit the removal of the collateral or any part thereof without the prior written permission of Lender.

   Section 2.4. Conditions to Grant. This Deed of Trust is made on the express condition that if Borrower pays and performs the Obligations in full in accordance with the Loan Documents, then unless expressly provided otherwise in the Loan Documents, the Loan Documents will be released at Borrower's expense.



                           ARTICLE III

                       OBLIGATIONS SECURED

   Section 3.1. The Obligations. This Deed of Trust secures the Principal, the Interest, the Late Charges, the Prepayment Premiums, the Expenses, any additional advances made by Lender in connection with the Property or the Loan and all other amounts payable under the Loan Documents (the "Debt") and also secures both the timely payment of the Debt as and when required and the timely performance of all other obligations and covenants to be performed under the Loan Documents (the "Obligations").


                            ARTICLE IV

                       TITLE AND AUTHORITY

   Section 4.1.   Title to the Property.

        (a) Subject to the conveyance effectuated by this Deed of Trust, Borrower has and will continue to have good and marketable title in fee simple absolute to the Land and the Improvements and good and marketable title to the Fixtures and Personal Property, in each case, free and clear of liens, encumbrances and charges except the Permitted Exceptions. To Borrower's knowledge, there are no facts or circumstances that might give rise to a lien, encumbrance or charge on the Property.

        (b) Borrower owns and will continue to own all of the other Property free and clear of all liens, encumbrances and charges except the Permitted Exceptions.

        (c) This Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to the Permitted Exceptions.

   Section 4.2.   Authority.

        (a) Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the Laws of the state or commonwealth in which it was organized or incorporated and
(ii) duly qualified to conduct business, in good standing, in the state or commonwealth where the Property is located.

        (b) Borrower has and will continue to have all approvals required by Law or otherwise and full right, power and authority to
(i) own and operate the Property and carry on Borrower's business as now conducted or as proposed to be conducted; (ii) execute and deliver the Loan Documents; (iii) grant, mortgage, warrant the title to, convey, assign and pledge the Property to Lender pursuant to the provisions of this Deed of Trust; and (iv) perform the Obligations.

        (c) The execution and delivery of the Loan Documents and the performance of the Obligations do not and will not conflict with or result in a default under any Laws or any Leases or Property Documents and do not and will not conflict with or result in a default under any agreement binding upon any party to the Loan Documents.

        (d) The Loan Documents constitute and will continue to constitute legal, valid and binding obligations of all parties to the Loan Documents enforceable in accordance with their respective terms.

   Section 4.3. No Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

   Section 4.4. Litigation. There are no Proceedings or, to Borrower's knowledge, investigations against or affecting Borrower or the Property and, to Borrower's knowledge, there are no facts or circumstances that might give rise to a Proceeding or an investigation against or affecting Borrower or the Property. Borrower will give Lender prompt notice of the commencement of any Proceeding or investigation against or affecting the Property or Borrower which could have a material adverse effect on the Property or on Lender's interests in the Property or under the Loan Documents. Borrower also will deliver to Lender such additional information relating to the Proceeding or investigation as Lender may request from time to time.


                            ARTICLE V

             PROPERTY STATUS, MAINTENANCE AND LEASES

   Section 5.1.   Status of the Property.

        (a) Borrower has obtained and will maintain in full force and effect all certificates, licenses, permits and approvals that are issued or required by Law or by any entity having jurisdiction over the Property or over Borrower or that are necessary for the Permitted Use, for occupancy and operation of the Property for the conveyance described in this Deed of Trust and for the conduct of Borrower's business on the Property in accordance with the Permitted Use.

        (b) The Property is and will continue to be serviced by all public utilities required for the Permitted Use of the Property.

        (c) All roads and streets necessary for service of and access to the Property for the current or contemplated use of the Property have been completed and are and will continue to be serviceable, physically open and dedicated to and accepted by the Government for use by the public.

        (d)  The Property is free from damage caused by a Casualty.

        (e) Except as disclosed in writing to Lender, all costs and expenses of labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

   Section 5.2. Maintenance of the Property. Borrower will maintain the Property in thorough repair and good and safe condition, suitable for the Permitted Use, including, to the extent necessary, replacing the Fixtures and Personal Property with property at least equal in quality and condition to that being replaced and free of liens. Borrower will not erect any new buildings, building additions or other structures on the Land or otherwise materially alter the Improvements without Lender's prior consent which may be withheld in Lender's sole discretion. Lender shall be deemed to have consented if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein. In the event that Borrower does not manage the Property itself, the Property will be managed by a property manager satisfactory to Lender pursuant to a management agreement satisfactory to Lender and terminable by Borrower upon 30 days notice to the property manager.

   Section 5.3. Change in Use. Borrower will use and permit the use of the Property for the Permitted Use and for no other purpose.

   Section 5.4. Waste. Borrower will not commit or permit any waste (including economic and non-physical waste), impairment or deterioration of the Property or any alteration, demolition or removal of any of the Property, excluding any tenant alterations of a non-structural nature, without Lender's prior consent which may be withheld in Lender's sole discretion. Lender shall be deemed to have consented if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein.

   Section 5.5. Inspection of the Property. Subject to the rights of tenants under the Leases, Lender has the right to enter and inspect the Property on reasonable prior notice, except during the existence of an Event of Default, when no prior notice is required. Lender has the right to engage an independent expert to review and report on Borrower's compliance with Borrower's obligations under this Deed of Trust to maintain the Property, comply with Law and refrain from waste, impairment or deterioration of the Property and the alteration, demolition or removal of any of the Property except as may be permitted by the provisions of this Deed of Trust. If the independent expert's report discloses material failure to comply with such obligations or if Lender engages the independent expert after the occurrence of an Event of Default, then the independent expert's review and report will be at Borrower's expense, payable within 3 days after demand.

   Section 5.6.   Leases and Rents.

        (a) Borrower assigns the Leases and the Rents to Lender absolutely and unconditionally and not merely as additional collateral or security for the payment and performance of the Obligations, but subject to a license back to Borrower of the right to collect the Rents unless and until an Event of Default occurs at which time the license will terminate automatically, all as more particularly set forth in the Assignment, the provisions of which are incorporated in this Deed of Trust by reference.

        (b) Borrower appoints Lender as Borrower's attorney-in-fact to execute unilaterally and record, at Lender's election, a document subordinating this Deed of Trust to the Leases, provided that the subordination will not affect (i) the priority of Lender's entitlement to Insurance Proceeds or Condemnation Awards or (ii) the priority of this Deed of Trust over intervening liens or liens arising under or with respect to the Leases.

   Section 5.7. Parking. Borrower will provide, maintain, monitor and light parking areas within the Property, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate the greatest of: (i) the number of parking spaces required by Law; or (ii) the number of parking spaces required by the Leases and the Property Documents. The parking areas will be reserved and used exclusively for ingress, egress and parking for Borrower and the tenants under the Leases and their respective employees, customers and invitees and in accordance with the Leases and the Property Documents.

   Section 5.8. Separate Tax Lot. The Property is and will remain assessed for real estate tax purposes as one or more wholly independent tax lots, separate from any property that is not part of the Property.

   Section 5.9.   Changes in Zoning or Restrictive Covenants.
Borrower will not (i) initiate, join in or consent to any change in any Laws pertaining to zoning, any restrictive covenant or other restriction which would restrict the Permitted Uses for the Property;
(ii) permit the Property to be used to fulfil any requirements of Law for the construction or maintenance of any improvements on property that is not part of the Property; (iii) permit the Property to be used for any purpose not included in the Permitted Use; or (iv) impair the integrity of the Property as a single, legally subdivided zoning lot separate from all other property.

   Section 5.10. Lender's Right to Appear. If Lender determines, in its sole discretion, that Borrower is not adequately protecting Lender's interest in the Property, upon written notice to Borrower, except in the case of an emergency, Lender has the right to appear in and defend any Proceeding brought regarding the Property and to bring any Proceeding, in the name and on behalf of Borrower or in Lender's name.


                            ARTICLE VI

                  IMPOSITIONS AND ACCUMULATIONS

   Section 6.1.   Impositions.

        (a) Borrower will pay each Imposition, unless the Imposition is payable directly by the tenant, at least 15 days before the date (the "Imposition Penalty Date") that is the earlier of (i) the date on which the Imposition becomes delinquent and (ii) the date on which any penalty, interest or charge for non-payment of the Imposition accrues. If the Imposition is to be paid directly by a tenant, Borrower shall deliver to Lender proof, in form and content acceptable to Lender, of tenant's payment of such Imposition 15 days before the Imposition Penalty Date.

        (b) At least 10 days before each Imposition Penalty Date, Borrower will deliver to Lender a receipted bill or other evidence of payment.

        (c) Borrower, at its own expense, may contest any Taxes or Assessments, provided that the following conditions are met:

             (i)  not less than 30 days prior to the Imposition
                  Penalty Date, Borrower delivers to Lender notice of the proposed contest;

             (ii) the contest is by a Proceeding promptly
                  initiated and conducted diligently and in good faith;

             (iii)     there is no Event of Default;

             (iv) Borrower pays the contested Taxes or Assessments
                  under protest;

             (v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

             (vi) the Proceeding precludes imposition of criminal
                  or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit; and

             (vii) Borrower either (a) deposits with the Accumulations Depositary reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the contested Taxes or Assessments, together with all interest and penalties, or (b) Borrower pays all of the contested Taxes or Assessments under protest.

        (d) Installment Payments. If any future Assessment is payable in installments, Borrower will nevertheless pay the Assessment in its entirety on the day the first installment becomes due and payable or a lien, unless Lender, in its sole discretion, approves payment of the Assessment in installments.

   Section 6.2.   Accumulations.

        (a) If required by Lender pursuant to Subsection 6.2 (j) hereof, Borrower will make an initial deposit with either Lender or a mortgage servicer or financial institution designated or approved by Lender from time to time to receive, hold and disburse the Accumulations in accordance with this Section (the "Accumulations Depositary"). On the first day of each calendar month during the Term Borrower will deposit with the Accumulations Depositary an amount equal to one-twelfth (1/12) of the annual Taxes and Assessments as determined by Lender or its designee. At least 45 days before each Imposition Penalty Date, Borrower will deliver to the Accumulations Depositary any bills and other documents that are necessary to pay the Taxes and Assessments.

        (b) The Accumulations will be applied to the payment of Taxes and Assessments. Any excess Accumulations after payment of Taxes and Assessments will be returned to Borrower or credited against future payments of the Accumulations, at Lender's election or as required by Law. If the Accumulations are not sufficient to pay Taxes and Assessments, Borrower will pay the deficiency to the Accumulations Depositary within 5 days of demand. At any time after an Event of Default occurs, Lender may apply the Accumulations as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (c)  The Accumulations Depositary will hold the
Accumulations as additional security for the Obligations until applied in accordance with the provisions of this Deed of Trust. If Lender is not the Accumulations Depositary, the Accumulations Depositary will deliver the Accumulations to Lender upon Lender's demand at any time after an Event of Default.

        (d) If the Property is sold or conveyed, other than by foreclosure or transfer in lieu of foreclosure, and the Property remains subject to this Deed of Trust, all right, title and interest of Borrower to the Accumulations will automatically, and without necessity of further assignment, be held for the account of the new owner, subject to the provisions of this Section and Borrower will have no further interest in the Accumulations.

        (e) Borrower waives all right to demand, receive or collect any interest or other return on the Accumulations which will be held in a non-interest bearing account (except as required by Law) and may be commingled with other monies held by the Accumulations
Depositary and will not be held in trust.

        (f) Lender has the right to pay, or to direct the Accumulations Depositary to pay, any Taxes or Assessments unless Borrower is contesting the Taxes or Assessments in accordance with the provisions of this Deed of Trust, in which event any payment of the contested Taxes or Assessments will be made under protest in the manner prescribed by Law or, at Lender's election, will be withheld.

        (g) If Lender assigns this Deed of Trust, Lender will pay, or cause the Accumulations Depositary to pay, the unapplied balance of the Accumulations to or at the direction of the assignee. Simultaneously with the payment, Lender and the Accumulations Depositary will be released from all liability with respect to the Accumulations and Borrower will look solely to the assignee with respect to the Accumulations. When the Obligations have been fully satisfied, any unapplied balance of the Accumulations will be returned to Borrower.

        (h) Notwithstanding the requirements set forth in subsections (a) through (g) of this Section 6.2 and provided Borrower pays the Taxes and Assessments to the taxing authority when due, as an alternative to the requirements set forth in subsections (a) through
(g), subject to the limitation in subsection 6.2(j) hereof, at Closing, Borrower shall, at Borrower's option, either (1) deposit an amount equal to the annual real estate taxes for the Property next due in an interest bearing account with an agent acceptable to Lender or approved by Lender or (2) deposit a Letter of Credit equal to such amount in a form satisfactory to Lender, which Letter of Credit shall be renewed from time to time at least 30 days prior to the expiration date thereof, pursuant to an agreement satisfactory to Lender to be held by a depository, satisfactory to Lender, in Lender's sole discretion. The amount deposited pursuant to this Subsection 6.2(h) shall be held as additional security for the Obligations for the term of the Loan. So long as there is no default under the Loan Documents and so long as Borrower has deposited the required amount or provided Lender with an acceptable Letter of Credit, Borrower shall pay real estate taxes for the Property directly to the appropriate tax authority.

        (i)  So long as there is no default under the Loan
Documents, real estate tax escrows will not be required for any tenant with a credit rating equivalent to a Standard and Poors rating of BBB-if the tenant's lease states that real estate taxes are to be paid directly by the tenant and Borrower provides Lender written evidence within 30 days after payment verifying payment of real estate taxes.

        (j) If there is an Event of Default, Lender may, in Lender's sole discretion, in addition to all of its other rights and remedies under the Loan Documents, draw down on the deposited amount or Letter of Credit, as the case may be, to pay the real estate taxes and require Borrower to comply with the provisions set forth in subsections 6.2(a) through (g) hereof rather than the provisions of Subsection 6.2(h) hereof, and the requirement to make such deposits shall not relieve Borrower of the obligation to remedy and cure the Event of Default.

   Section 6.3. Changes in Tax Laws. If a Law requires the deduction of the Debt from the value of the Property for the purpose of taxation or imposes a tax, either directly or indirectly, on the Debt, any Loan Document or Lender's interest in the Property, Borrower will pay the tax with interest and penalties, if any. If Lender determines that Borrower's payment of the tax may be unlawful, unenforceable, usurious or taxable to Lender, the Debt will become immediately due and payable on 60 days' prior notice unless the tax must be paid within the 60-day period, in which case, the Debt will be due and payable within the lesser period in accordance with this
Section 6.3. Notwithstanding anything herein to the contrary, no Prepayment Premium or Evasion Premium (as such terms are defined in the Note) shall be due or payable in the event that all or any portion of the Debt is prepaid as a result of the payment to Lender of the Debt pursuant to this Section 6.3.


                           ARTICLE VII

                INSURANCE, CASUALTY, CONDEMNATION
                         AND RESTORATION

   Section 7.1.   Insurance Coverages.

        (a) Borrower will maintain such insurance coverages and endorsements in form and substance and in amounts as Lender may require in its sole discretion, from time to time. Until Lender notifies Borrower of changes in Lender's requirements, Borrower will maintain not less than the insurance coverages and endorsements Lender required for closing of the Loan for all insurance except earthquake insurance. Borrower will maintain not less than a $20,000,000 earthquake insurance policy.

        (b) The insurance, including renewals, required under this Section will be issued on valid and enforceable policies and endorsements satisfactory to Lender (the "Policies"). Each Policy will contain a standard waiver of subrogation and a replacement cost endorsement and will provide that Lender will receive not less than 30 days' prior written notice of any cancellation, termination or non-renewal of a Policy or any material change other than an increase in coverage and that Lender will be named under a standard mortgage endorsement as loss payee.

        (c) The insurance companies issuing the Policies (the "Insurers") must be authorized to do business in the State or Commonwealth where the Property is located, must have been in business for at least 5 years, must carry an A.M. Best Company, Inc. policy holder rating of A or better and an A.M. Best Company, Inc. financial category rating of Class X or better and must be otherwise satisfactory to Lender. Lender may select an alternative credit rating agency and may impose different credit rating standards for the Insurers. Notwithstanding Lender's right to approve the Insurers and to establish credit rating standards for the Insurers, Lender will not be responsible for the solvency of any Insurer.

        (d)  Notwithstanding Lender's rights under this Article,
Lender will not be liable for any loss, damage or injury resulting from the inadequacy or lack of any insurance coverage.

        (e) Borrower will comply with the provisions of the Policies and with the requirements, notices and demands imposed by the Insurers and applicable to Borrower or the Property.

        (f) Borrower will pay the Insurance Premiums for each Policy not less than 5 days before the expiration date of the Policy being replaced or renewed and will deliver to Lender an original or, if a blanket policy, a certified copy of each Policy marked "Paid" not less than 15 days prior to the expiration date of the Policy being replaced or renewed.

        (g) Borrower will not carry separate insurance concurrent in kind or form or contributing in the event of loss with any other insurance carried by Borrower.

        (h) Borrower will not carry any of the insurance required under this Section on a blanket or umbrella policy without in each instance Lender's prior approval which may be withheld in Lender's sole discretion. If Lender approves, Borrower will deliver to Lender a certified copy of the blanket policy which will allocate to the Property the amount of coverage required under this Section and otherwise will provide the same coverage and protection as would a separate policy insuring only the Property. Lender shall be deemed to have approved the policy if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein.

        (i) Borrower will give the Insurers prompt notice of any change in ownership or occupancy of the Property. This subsection does not abrogate the prohibitions on transfers set forth in this Deed of Trust.

        (j) If the Property is sold at a foreclosure sale or otherwise is transferred so as to extinguish the Obligations, all of Borrower's right, title and interest in and to the Policies then in force will be transferred automatically to the purchaser or transferee.

   Section 7.2.   Casualty and Condemnation.

        (a) Borrower will give Lender notice of any Casualty promptly after it occurs and will give Lender notice of any Condemnation Proceeding promptly after Borrower receives notice of commencement or notice that such a Condemnation Proceeding will be
commencing.   Borrower promptly will deliver to Lender copies of all
documents Borrower delivers or receives relating to the Casualty or the Condemnation Proceeding, as the case may be.

        (b) Borrower authorizes Lender, at Lender's option, to act on Borrower's behalf to collect, adjust and compromise any claims for loss, damage or destruction under the Policies on such terms as Lender determines in Lender's sole discretion. If there is no Event of Default which remains uncured within the applicable cure period, Lender shall consult with Borrower before collecting, adjusting or compromising said claims. Borrower authorizes Lender to act, at Lender's option, on Borrower's behalf in connection with any Condemnation Proceeding. Borrower will execute and deliver to Lender all documents requested by Lender and all documents as may be required by Law to confirm such authorizations. Nothing in this Section will be construed to limit or prevent Lender from joining with Borrower either as a co-defendant or as a co-plaintiff in any Condemnation Proceeding.

        (c) If Lender elects not to act on Borrower's behalf as provided in this Section, then Borrower promptly will file and prosecute all claims (including Lender's claims) relating to the Casualty and will prosecute or defend (including defense of Lender's interest) any Condemnation Proceeding. Borrower will have the authority to settle or compromise the claims or Condemnation Proceeding, as the case may be, provided that Lender has approved in Lender's sole discretion any compromise or settlement that exceeds $250,000.00. Any check for Insurance Proceeds or Condemnation Awards, as the case may be (the "Proceeds") will be made payable to Lender and Borrower. Borrower will endorse the check to Lender immediately upon Lender presenting the check to Borrower for endorsement or if Borrower receives the check first, will endorse the check immediately upon receipt and forward it to Lender. If any Proceeds are paid to Borrower, Borrower immediately will deposit the Proceeds with Lender, to be applied or disbursed in accordance with the provisions of this Deed of Trust. Lender will be responsible for only the Proceeds actually received by Lender.

   Section 7.3. Application of Proceeds. After deducting any third party and out-of-pocket costs incurred by Lender in collecting the Proceeds, Lender may, in its sole discretion, (i) apply the Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion of the Debt; (ii) apply the Proceeds to restore the Improvements, provided that Lender will not be obligated to see to the proper application of the Proceeds and provided furtherthat any amounts released for Restoration will not be deemed a payment on the Debt; or (iii) deliver the Proceeds to Borrower.

   Section 7.4.   Conditions to Availability of Proceeds for
Restoration.   Notwithstanding the preceding Section, after a Casualty
or a Condemnation (a "Destruction Event"), Lender will make the Proceeds (less any third party and out-of-pocket costs incurred by Lender in collecting the Proceeds) available for Restoration in accordance with the conditions for disbursements set forth in the Section entitled "Restoration", provided that the following conditions are met:

             (i)  Bedford Property Investors, Inc. or the
                  transferee under a Permitted Transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;

             (ii) no monetary default under the Loan Documents
                  exists at the time of the Destruction Event and no Event of Default has occurred during the 12 months prior to the Destruction Event;

             (iii) all Leases in effect immediately prior to the Destruction Event and all Property Documents in effect immediately prior to the Destruction Event that are essential to the use and operation of the Property continue in full force and effect notwithstanding the Destruction Event;

             (iv) if the Destruction Event is a Condemnation,
                  Borrower delivers to Lender evidence reasonably satisfactory to Lender that the Improvements can be restored to an economically and architecturally viable unit;

             (v) Borrower delivers to Lender evidence reasonably satisfactory to Lender that the Proceeds are sufficient to complete Restoration or if the Proceeds are insufficient to complete Restoration, Borrower first deposits with Lender funds ("Additional Funds") that when added to the Proceeds will be sufficient to complete Restoration;

             (vi) if the Destruction Event is a Casualty, Borrower
                  delivers to Lender evidence reasonably
                  satisfactory to Lender that the Insurer under each affected Policy has not denied liability under the Policy as to Borrower or the insured under the Policy;

             (vii) Lender is reasonably satisfied that the proceeds of any business interruption insurance in effect together with other available gross revenues from the Property are sufficient to pay Debt Service Payments after paying the Impositions, Insurance Premiums, reasonable and customary operating expenses and capital expenditures until Restoration is complete;

             (viii) Lender is reasonably satisfied that Restoration will be completed on or before the date (the "Restoration Completion Date") that is the earliest of: (A) 12 months prior to the Maturity Date; (B) 12 months after the Destruction Event; (C) the earliest date required for completion of Restoration under any Lease or any Property Document; or (D) any date required by Law; and

             (ix) the annual Rents (excluding security deposits)
                  under Leases in effect on the date of the Destruction Event are providing debt service coverage for the annual Debt Service Payments of
                  1.15 after payment of annual Insurance Premiums, Impositions and operating expenses of the Property (including ground rent, if any), provided that, if the Rents do not provide such debt service coverage, then Borrower expressly authorizes and directs Lender to apply an amount from the Proceeds to reduction of Principal in order to reduce the annual Debt Service Payments sufficiently for such debt service coverage to be achieved. The reduced debt service payments will be calculated using the Fixed Interest Rate and an amortization schedule that will achieve the same proportionate amortization of the reduced Principal over the then remaining Term as would have been achieved if the Principal and the originally scheduled Debt Service Payments had not been reduced. Borrower will execute any documentation that Lender deems reasonably necessary to evidence the reduced Principal and debt service payments.

   Section 7.5.   Restoration.

        (a) If the total Proceeds for any Destruction Event are $250,000.00 or less and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse to Borrower the entire amount received by Lender and Borrower will commence Restoration promptly after the Destruction Event and complete Restoration not later than the Restoration Completion Date.

        (b) If the Proceeds for any Destruction Event exceed $250,000.00 and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse the Proceeds and any Additional Funds (the "Restoration Funds") upon Borrower's request as Restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs, provided that the following conditions are met:

             (i) Borrower commences Restoration promptly after the Destruction Event and completes Restoration on or before the Restoration Completion Date;

             (ii) if Lender requests, Borrower delivers to Lender
                  prior to commencing Restoration, for Lender's approval, plans and specifications and a detailed budget for the Restoration;

             (iii) Borrower delivers to Lender reasonably satisfactory evidence of the costs of Restoration incurred prior to the date of the request, and such other documents as Lender may request including mechanics' lien waivers and title insurance endorsements;

             (iv) Borrower pays all costs of Restoration whether
                  or not the Restoration Funds are sufficient and, if at any time during Restoration, Lender determines that the undisbursed balance of the Restoration Funds is insufficient to complete Restoration, Borrower shall either: (1) deposit with Lender, as part of the Restoration Funds, an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender or (2) provide Lender with a letter of credit, in form and content satisfactory to Lender, in an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender; and

             (v) there is no default under the Loan Documents at the time Borrower requests funds or at the time
                  Lender disburses funds.

        (c) If an Event of Default occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for Restoration and may apply any remaining Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (d) Lender may elect at any time prior to commencement of Restoration or while work is in progress to retain, at Borrower's expense, an independent engineer or other consultant to review the plans and specifications, to inspect the work as it progresses and to provide reports. If any matter included in a report by the engineer or consultant engaged by Lender is not in compliance with approved plans and specifications, Lender may suspend disbursement of the Restoration Funds until the matters contained in the report are resolved to Lender's satisfaction.

        (e) If Borrower fails to commence and complete Restoration in accordance with the terms of this Article, then in addition to the Remedies, Lender may elect to restore the Improvements on Borrower's behalf and reimburse itself out of the Restoration Funds for costs and expenses incurred by Lender in restoring the Improvements, or Lender may apply the Restoration Funds as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (f) Lender may commingle the Restoration Funds with its general assets and will not be liable to pay any interest or other return on the Restoration Funds unless otherwise required by Law. Lender will not hold any Restoration Funds in trust. Lender may elect to deposit the Restoration Funds with a depositary satisfactory to Lender under a disbursement and security agreement satisfactory to Lender.

        (g) Borrower will pay all of Lender's out-of-pocket and third party expenses incurred in connection with a Destruction Event or Restoration. If Borrower fails to do so, then in addition to the Remedies, Lender may from time to time reimburse itself out of the Restoration Funds.

        (h) Any excess Proceeds, excluding any proceeds from business interruption insurance maintained by Borrower, remaining after Restoration less than $100,000 shall be delivered to Borrower. If the excess Proceeds remaining after Restoration are more than $100,000, Lender may elect, in its sole discretion to apply any excess as a credit against any portion of the Debt as selected by Lender in its sole discretion or to deliver the excess to Borrower.


                           ARTICLE VIII

                COMPLIANCE WITH LAW AND AGREEMENTS

   Section 8.1. Compliance with Law. Borrower, the Property and the use of the Property comply and will continue to comply with Law and with all agreements and conditions necessary to preserve and extend all rights, licenses, permits, privileges, franchises and concessions (including zoning variances, special exceptions and non-conforming uses) relating to the Property or Borrower. Borrower will notify Lender of the commencement of any investigation or Proceeding relating to a possible violation of Law immediately after Borrower receives notice thereof and, will deliver promptly to Lender copies of all documents Borrower receives or delivers in connection with the investigation or Proceeding. Borrower will not alter the Property in any manner that would increase Borrower's responsibilities for compliance with Law.

   Section 8.2.   Compliance with Agreements.  There are no
defaults, events of defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Documents. Borrower will pay and perform all of its obligations under the Property Documents as and when required by the Property Documents. Borrower will cause all other parties to the Property Documents to pay and perform their obligations under the Property Documents as and when required by the Property Documents. Borrower will not amend or waive any provisions of the Property Documents; exercise any options under the Property Documents; give any approval required or permitted under the Property Documents that would adversely affect the Property or Lender's rights and interests under the Loan Documents; cancel or surrender any of the Property Documents; or release or discharge or permit the release or discharge of any party to or entity bound by any of the Property Documents, without, in each instance, Lender's prior approval (excepting therefrom all service contracts or other agreements entered into in the normal course of business that are cancelable upon not more than 30 days
notice).   Lender shall be deemed to have approved the same if it has not responded within 90 days of receipt of Borrower's written request to Lender at the addresses set forth herein. Borrower will deliver promptly to Lender copies of any notices of default or of termination that Borrower receives or delivers relating to any Property Document.

   Section 8.3.   ERISA Compliance.

        (a) Borrower is not and will continue not to be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") that is subject to Title I of ERISA or a "plan" as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and Borrower's assets do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

        (b) Borrower is not and will continue not to be a "governmental plan" within the meaning of Section 3(32) of ERISA, and transactions by or with Borrower are not and will not be subject to any Laws regulating investments of and fiduciary obligations with respect to governmental plans.

        (c) Borrower will not engage in any transaction which would cause any obligation or any action under the Loan Documents, including Lender's exercise of the Remedies, to be a non-exempt prohibited transaction under ERISA.

   Section 8.4. Section 6045(e) Filing. Borrower will supply or cause to be supplied to Lender either (i) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Borrower's attorney or other person responsible for the preparation of the form, together with a certificate from the person who prepared the form to the effect that the form has, to the best of the preparer's knowledge, been accurately prepared and that the preparer will timely file the form; or (ii) a certification from Borrower that the Loan is a refinancing of the Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Under no circumstances will Lender or Lender's counsel be obligated to file the reports or returns.


                            ARTICLE IX

                          ENVIRONMENTAL

   Section 9.1.   Environmental Representations and Warranties.

   Except as disclosed in the Environmental Report and to Borrower's knowledge as of the date of this Deed of Trust:

             (i) no Environmental Activity has occurred or is occurring on the Property other than the use, storage, and disposal of Hazardous Substances which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws and (C) has not resulted in Material Environmental Contamination of the Property; and

             (ii) no Environmental Activity has occurred or is
                  occurring on any property in the vicinity of the Property which has resulted in Material
                  Environmental Contamination of the Property.

   Section 9.2.   Environmental Covenants.

        (a)  Borrower will not cause or permit any Material
Environmental Contamination of the Property.

        (b) No Environmental Activity will occur on the Property other than the use, storage and disposal of Hazardous Substances which
(A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws; and
(C) does not create a risk of Material Environmental Contamination of the Property.

        (c) Borrower will notify Lender promptly upon Borrower becoming aware of (i) any Material Environmental Contamination of the Property or (ii) any Environmental Activity with respect to the Property that is not in accordance with the preceding subsection (b). Borrower promptly will deliver to Lender copies of all documents delivered to or received by Borrower regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any Material Environmental Contamination of the Property or Environmental Activity or concerning Borrower's status as a potentially responsible party (as defined in the Environmental Laws). Borrower's notification of Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Loan Documents resulting from the violation of Environmental Laws or the Material Environmental Contamination of the Property or Environmental Activity that is the subject of the notice. If Borrower receives notice of a suspected violation of Environmental Laws in the vicinity of the Property that poses a risk of Material Environmental Contamination of the Property, Borrower will give Lender notice and copies of any documents received relating to such suspected violation.


        (d) From time to time at Lender's request, Borrower will deliver to Lender any information known and documents available to Borrower relating to the environmental condition of the Property.

        (e) Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Borrower's compliance with this Section on an annual basis or at any time for reasonable cause or after an Event of Default. In connection with the assessment: (i) Lender or consultant may enter and inspect the Property and perform tests of the air, soil, ground water and building materials; (ii) Borrower will cooperate and use best efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant; (iii) Borrower will receive a copy of any final report prepared after the assessment, to be delivered to Borrower not more than 10 days after Borrower requests a copy and executes Lender's standard confidentiality and waiver of liability letter; (iv) Borrower will accept custody of and arrange for lawful disposal of any Hazardous Substances required to be disposed of as a result of the tests; (v) Lender will not have liability to Borrower with respect to the results of the assessment; (vi) Lender will not be responsible for any damage to the Property resulting from the tests described in this subsection and Borrower will look solely to the consultants to reimburse Borrower for any such damage; and
(vii) Borrower acknowledges that the results of the assessment are to be solely for Lender's benefit and Borrower may not rely on such results for any purpose. The consultant's assessment and reports will be at Borrower's expense (i) if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report or any environmental report previously ordered by Lender; (ii) if Lender engaged the consultant when Lender had reasonable cause to believe Borrower was not in compliance with the terms of this Article and, after written notice from Lender, Borrower failed to provide promptly reasonable evidence that Borrower is in compliance; or (iii) if Lender engaged the consultant or after the occurrence of an Event of Default.

        (f) If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to direct the Trustee to reconvey any portion of the Property affected by the Environmental Activity and Borrower will accept the reconveyance.


                            ARTICLE X

                       FINANCIAL REPORTING

   Section 10.1.  Financial Reporting.

        (a)  Borrower will deliver to Lender within 90 days after
the close of each Fiscal Year an annual financial statement, certified by the chief financial officer of Borrower (the "Annual Financial Statement") for the Property for the Fiscal Year, which will include a comparative balance sheet, a cash flow statement, an income and expense statement, a detailed breakdown of all receipts and expenses
and all supporting schedules.   Upon request of Lender, Borrower will
also deliver to Lender within 90 days after the close of each Fiscal Year the Form 10-K Annual Report to the Security and Exchange Commission for Borrower. The Annual Financial Statement for the Property will be:

              (i) accompanied by an opinion of the CPA that, in all material respects, the Annual Financial Statement fairly presents the financial position of the Property;

              (ii)     accompanied by an opinion of the chief
   financial officer of Borrower that, in all material respects, the Annual Financial Statement fairly presents the financial position of the Property; and

             (iii) separate and distinct from any consolidated statement or report for Borrower or any other entity or any other property.

   Section 10.2. Annual Budget. Not less than 30 days prior to the end of each Fiscal Year, Borrower will deliver to Lender, a detailed comparative budget (the "Budget") for the Property for the next succeeding Fiscal Year showing anticipated operating expenses, Insurance Premiums, Impositions, leasing commissions, capital improvement costs, tenant improvement costs and any other information Lender requests. Unless Lender notifies Borrower within 60 days after Lender receives the Budget that Lender disputes information in the Budget, the Budget as submitted will constitute the Budget for the next succeeding Fiscal Year. If Lender concludes in good faith that a Budget needs material revision, Borrower will submit a revised Budget to Lender, together with a detailed explanation of the revisions. Borrower waives any defense or right of offset to the Obligations, and any claim or counterclaim against Lender, arising out of any discussions between Borrower and Lender regarding any Budget or revised Budget delivered to Lender or the resolution of any disagreements relating to a Budget or revised Budget including any defense, right of offset, claim or counterclaim alleging in substance, that by virtue of such delivery, discussions or resolution, Lender has interfered with, influenced or controlled Borrower or the operations at the Property.


                            ARTICLE XI

                   EXPENSES AND DUTY TO DEFEND

   Section 11.1.  Payment of Expenses.

        (a)  Borrower is obligated to pay all fees and expenses
(the "Expenses") incurred by Lender, Trustee or that are otherwise payable in connection with the Loan, the Property or Borrower, including attorneys' fees and expenses and any fees and expenses relating to (i) the preparation, execution, acknowledgment, delivery and recording or filing of the Loan Documents; (ii) any Proceeding or other claim asserted against Lender; (iii) any inspection, assessment, survey and test permitted under the Loan Documents; (iv) any Destruction Event; (v) the preservation of Trustee's title, Lender's security and the exercise of any rights or remedies available at Law, in equity or otherwise; and (vi) the Leases and the Property Documents.

        (b) Borrower will pay the Expenses promptly on demand, together with any applicable interest, premiums or penalties. If Lender pays any of the Expenses, Borrower will reimburse Lender the amount paid by Lender promptly upon demand, together with interest on such amount at the Fixed Interest Rate from the date Lender paid the Expenses through the fifth day after demand. Interest on such amount will be at the Default Interest Rate from the sixth day after demand through and including the date Borrower reimburses Lender. The Expenses together with any applicable interest, premiums or penalties constitute a portion of the Debt secured by this Deed of Trust.

   Section 11.2. Duty to Defend. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Property, Borrower or the Loan, Borrower will indemnify and hold harmless the party and will defend the party with attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Borrower's expense, to defend or to assist in the defense of the party. In all events, case strategy will be determined by Lender if Lender so elects and no Proceeding will be settled without Lender's prior approval which may be withheld in its sole discretion. Lender shall be deemed to have approved if it has not yet responded within 30 days of receipt of Borrower's written request to Lender at the addresses set forth herein, provided however, Lender shall not incur any liability or costs relating to any settlement pursuant to this Section 11.2.


                           ARTICLE XII

                TRANSFERS, LIENS AND ENCUMBRANCES

   Section 12.1.  Prohibitions on Transfers, Liens and
Encumbrances.

        (a) Borrower acknowledges that in making the Loan, Lender is relying to a material extent on the business expertise and net worth of Borrower and Borrower's general partners, members or principals and on the continuing interest that each of them has, directly or indirectly, in the Property. Accordingly, except as specifically set forth in this Deed of Trust, Borrower (i) will not, and will not permit its partners, members or principals to, effect a Transfer without Lender's prior approval, which may be withheld in Lender's sole discretion and (ii) will keep the Property free from all liens and encumbrances other than the lien of this Deed of Trust and the Permitted Exceptions. Lender shall be deemed to have approved a Transfer if it has not responded within 90 days of receipt of Borrower's written request providing any information required by Lender as to the proposed Transfer to the Lender at the addresses set forth herein. A "Transfer" is defined as any sale, grant, lease (other than bona fide third-party space leases with tenants), conveyance, assignment or other transfer of, or any encumbrance or pledge against, the Property, any interest in the Property, any interest of Borrower's partners, members or principals in the Property, or any change in Borrower's composition, in each instance whether voluntary or involuntary, direct or indirect, by operation of law or otherwise and including the grant of an option or the execution of an agreement relating to any of the foregoing matters. A Transfer shall not include the public trading of shares of the Borrower in accordance with applicable law.

        (b)  Borrower represents, warrants and covenants that:

             (i) Borrower is a publically traded Maryland corporation whose five largest shareholders as of August 1999 (the "Existing Shareholders") are: Bedford Preferred No. 1 Limited Partnership; Heitman PRA Security Advisors, Inc.; ICM Asset Management; Lend Lease Rosen Real Estate Securities, LLC; and Peter Bedford.

   Section 12.2.  Permitted Transfers.

        (a) Notwithstanding the prohibitions regarding Transfers, a Permitted Transfer (as defined in (b) below) may occur, providedthat the following conditions are met:

             (i) at least 30 days prior to the proposed Permitted Transfer, Borrower delivers to Lender a notice that is sufficiently detailed to enable Lender to determine that the proposed Permitted
                  Transfer complies with the terms of this Section;

             (ii) there is no default under the Loan Documents
                  either when Lender receives the notice or when the proposed Permitted Transfer occurs;

             (iii) the proposed Permitted Transfer will not result in a violation of any of the covenants contained in the Section entitled, "ERISA Compliance" and Borrower will deliver to Lender such documentation of compliance as Lender requests in its sole discretion;

             (iv) when Lender receives the notice and when the
                  proposed Permitted Transfer occurs, the
                  transferee has never been an adverse party to Lender in any litigation to which Lender was a party; the transferee has never defaulted on a loan from Lender or on any contract or other agreement with Lender; the transferee has never threatened litigation against Lender; and the transferee is free from bankruptcy (for purposes of this subsection "transferee" includes the transferee's constituent entities at all levels and "Lender" includes Lender's subsidiaries);

             (v) Borrower pays all of Lender's expenses relating to the Transfer including Lender's attorneys' fees regardless of whether or not the proposed
                  Transfer is consummated; and

             (vi) Lender is satisfied that the Property will
                  continue to be managed by a manager satisfactory to Lender.

        (b) Upon compliance with the conditions set forth in the preceding subsection, the following Transfers (the "Permitted
Transfers") may occur without Lender's prior consent as provided for in Section 12.1:

             (i) Transfers of shares in Borrower among the Existing Shareholders;

             (ii) Public trading of shares in Borrower in accordance with applicable law (for public trading of Borrower's shares, Borrower will not be required to notify Lender in the event of trading in its shares and Borrower shall not be required to reimburse the Lender for the review of trades); and
             (iii) A one-time sale of the Property together with the Property as defined in the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - Arizona Property) and the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement (Bedford Portfolio #4 - Washington Property) both dated the date of this Deed of Trust, executed by Borrower and both of which also secure the Note ("Portfolio #4") to one, unaffiliated, bona fide purchaser, provided that the following conditions are met:

                  (A)  the transferee has a net worth of at least
        $25,000,000;

                  (B)  the transferee is (i) an Institutional
        Investor or (ii) a developer or manager of first-class commercial real estate comparable to the Property and having a reputation in the industry at least equivalent to that of Borrower as of the date of this Deed of Trust;

                  (C) the transferee has expressly assumed the obligations of Borrower under the Property Documents and under the Loan Documents; and

                  (D) subsequent to the Transfer, the Property is managed by a property manager satisfactory to Lender; and

                  (E) Borrower pays to Lender a transfer fee of one-half percent
        (0.5%) of the outstanding Principal.

   Section 12.3. Right to Contest Liens. Borrower, at its own expense, may contest the amount, validity or application, in whole or in part, of any mechanic's, materialmen's or environmental liens in which event Lender will refrain from exercising any of the Remedies, provided that the following conditions are met:

             (i) Borrower delivers to Lender notice of the proposed contest not more than 30 days after the lien is filed;

             (ii) the contest is by a Proceeding promptly
                  initiated and conducted in good faith and with due diligence;

             (iii) there is no Event of Default other than the Event of Default arising from the filing of the lien;

             (iv) the Proceeding suspends enforcement of
                  collection of the lien, imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit;

             (v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Document;

             (vi) Borrower sets aside reserves or furnishes a bond
                  or other security satisfactory to Lender, in either case in an amount sufficient to pay the claim giving rise to the lien, together with all interest and penalties, or Borrower pays the contested lien under protest; and

             (vii)     with respect to an environmental lien,
                       Borrower is using best efforts to mitigate or prevent any deterioration of the Property resulting from the alleged violation of any Environmental Laws or the alleged Environmental Activity.

   Section 12.4. Reconveyance Rights. Borrower may obtain the reconveyance from Trustee of the property listed in Exhibit A-1, Exhibit A-2 or Exhibit A-3 and the property listed in Exhibit A of the Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing Statement (Bedford Portfolio #4 - Arizona Property) and the property listed in Exhibit A of the Deed of Trust Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement (Bedford Portfolio #4 - Washington Property), both dated the date of this Deed of Trust and both of which also secure the Note (each of the five described properties being referred to as a "Release Parcel") at any time more than 24 months after the execution of this Deed of Trust, provided that the following conditions are met for each reconveyance:

             (i)  Borrower shall not be entitled to the
                  reconveyance of more than two Release Parcels; one reconveyance of a Release Parcel shall be solely for the purpose of a sale and a transfer of the Release Parcel to a bona fide purchaser. The reconveyance of any Release Parcel shall occur simultaneously with the addition of one or more new properties to secure the Loan, in accordance with the provisions of Section 12.5 of this Deed of Trust and the securing of the lien of the Lender's mortgage to encumber the Substitution Property (as defined in Section 12.5);

             (ii) not less than 60 days prior to the proposed date of reconveyance, Borrower delivers to Lender a notice setting forth (A) the proposed date of the reconveyance, (B) the name of the proposed transferee (if the Release Parcel is adjacent to a property still covered by this Deed of Trust); (C) the intended use of the Release Parcel; and
                       (D) any other information reasonably
                       necessary for Lender to analyze the terms
                       of the reconveyance.   Not less than 30
                       days prior to the proposed reconveyance, Borrower will deliver to Lender a copy of the contract of sale or ground lease;

             (iii) on the date Borrower delivers to Lender notice of the proposed reconveyance and on the date of the reconveyance, there is no default under the Loan Documents on either the notice date or the release date;

             (iv) Borrower delivers to Lender evidence
                  satisfactory to Lender that Borrower has complied with any requirements of the Property Documents or the Leases applicable to the reconveyance, that the reconveyance does not violate any of the provisions of the Property Documents or the Leases and, to the extent necessary to comply with the Property Documents or the Leases, that the transferee has assumed all of Borrower's obligations relating to the Release Parcel under the Property Documents;

             (v) Borrower delivers to Lender an endorsement to Lender's title insurance policy satisfactory to Lender that (A) extends the effective date of the policy to the effective date of the reconveyance; (B) confirms no change in the priority of the lien of Lender's Deed of Trust on the balance of the Property and on the Portfolio #4 Arizona and Washington Properties or in the amount of coverage; (C) consents to the reconveyance; (D) waives any defense resulting from the reconveyance; (E) to the extent of the value of the Release Parcel, waives any right of subrogation; and (F) includes the Substitution Property (as defined in Section 12.5) or in the alternative a separate title insurance policy that affects the foregoing;

             (vi) not less than 10 days prior to the date of the
                  reconveyance, Borrower delivers to Lender consents to the reconveyance and substitution by entities holding liens affecting the Property or holding any other interest in the Property that would be affected by the reconveyance and substitution, including parties to any Property Documents or to any Leases;

             (vii) Borrower pays all expenses relating to the reconveyance of the Release Parcel and the addition of the Substitution Property, including Lender's reasonable attorney's fees if outside counsel is engaged by Lender;

             (viii) Borrower delivers to Lender copies of the executed documents evidencing the transfer of the Release Parcel as provided in subsection (i) above;

             (ix) Borrower delivers to Lender any other
                  information, approvals and documents reasonably required by Lender relating to the reconveyance and the substitution;

             (x) The remaining Property together with the remaining Portfolio #4 Arizona and Washington Properties together with the Substitution Property must have a loan to value ratio of no more than 65% and provide a debt service coverage ratio of at least 1.50 times the debt service coverage (in a manner reasonably determined by Lender); and

             (xi) Borrower must prepay 110% of the difference
                  between the Principal of the Loan allocable to the Release Parcel that is being released and 65% of the appraised value for the Substitution Property with a prepayment premium equal to the Prepayment Percentage (as defined in the Note) times the resulting difference. For purposes of this Subsection 12.4 (xi) only, if the prepayment premium payable hereunder is calculated on the Discounted Value (defined in the Note), then the discount rate used to calculate the prepayment premium shall equal the Discount Rate (defined in the Note) plus 50 basis points. Allocation of the original outstanding principal balance will be determined by Lender's appraisal at Closing. The additional 10% principal proceeds from a prepayment pursuant to this Subsection 12.4(xi) shall be applied at par to a pro-rata reduction of the Principal balance of the Loan allocated among the remaining Property, the remaining Portfolio #4 Arizona and Washington Properties and the Substitution Property.

   Section 12.5.  Substitution.  In conjunction with the
reconveyance of a Release Parcel (described in Section 12.4),
Borrower shall provide to Lender, as security for the Loan, the replacement and substitution of one or more new properties to secure the Loan, as provided herein (the "Substitution Property"). In connection with providing the Substitution Property, Borrower shall, at Borrower's expense, execute and deliver to Lender loan documents, including an additional deed of trust or mortgage, an assignment of leases, a UCC-1 financing statement, and any other document, including title policy, that Lender may require, in form and content acceptable to Lender in Lender's sole discretion, necessary in order to add the Substitution Property as collateral for the Loan. Borrower shall also provide for the Substitution Property all items required for the Property by the Loan Application and Commitment Agreement dated September 3, 1999 by and between Lender and Borrower for the Loan. Lender shall have the sole and absolute discretion to either approve or disapprove any proposed substitution, provided that such approval shall not be unreasonably withheld so long as the Substitution Property is (i) of comparable quality as the Release Parcel being replaced, and (ii) Borrower demonstrates to Lender's satisfaction that the Substitution Property has a fair market value of no less than 90% of the fair market value of the Release Parcel immediately prior to substitution. Lender shall be deemed to have approved the proposed substitution if it has not responded within 90 days of Borrower's written request providing all information required by Lender as to the proposed substitution at the addresses set forth herein. In all cases, Lender shall have 90 days to respond from the date of Lender's receipt of the last information provided by Borrower. Any substitutions shall be on terms and conditions acceptable to Lender and shall be subject to Lender's internal approval process. The Substitution Property together with the other properties comprising the Property and the Portfolio #4 Arizona and Washington Properties shall be subject to a maximum loan-to-value ratio of 65%, have, at a minimum, a debt service coverage ratio equal to 1.50, and a lease expiration profile acceptable to Lender. Furthermore, Lender will not approve a substitution that would negatively impact the loan portfolio with regard to its geographic diversity, credit risk, leasing pro formas, tenant quality, lease expiration risk and other similar factors, including the ability to legally cross-default and cross-collateralize the Substitution Property with the remainder of the portfolio, to be determined in Lender's sole discretion. Borrower shall provide Lender with such information and documentation (including leases and other property documents) as Lender shall deem necessary to make an informed decision and properly evaluate the proposed substitution. The Substitution Property will be required to have a value of not less than 90% of the fair market value of the Release Parcel to be reconveyed. Borrower shall be responsible for all costs and expenses, including, without limitation, reasonable attorney's fees (if outside counsel is engaged by Lender), incurred by Lender in connection with any proposed transaction along with title insurance premium and engineering, environmental and appraisal reports associated with such substitution.


                           ARTICLE XIII

       ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

   Section 13.1.  Further Assurances.

        (a) Borrower will execute, acknowledge and deliver to Lender or to any other entity Lender designates any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect Lender's first lien on and prior security interest in the Property or to carry out the intent or facilitate the performance of the provisions of the Loan Documents.

        (b) Borrower appoints Lender as Borrower's attorney-in-fact to perform, at Lender's election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender's election and only to the extent Borrower has failed 3 days after written notice to Borrower to comply with the terms of this Section.

   Section 13.2.  Estoppel Certificates.

        (a) Within 10 days of Lender's request, but in no case more often that twice in any 18 month period, except where Lender is selling all or part of the Loan, Borrower will deliver to Lender or to any entity Lender designates a certificate certifying (i) the original principal amount of the Note; (ii) the unpaid principal amount of the Note; (iii) the Fixed Interest Rate; (iv) the amount of the then current Debt Service Payments; (v) the Maturity Date; (vi) the date a Debt Service Payment was last made; (vii) that, except as may be disclosed in the statement, there are no defaults or events which, with the passage of time or the giving of notice, would constitute an Event of Default; and (viii) there are no offsets or defenses against any portion of the Obligations except as may be disclosed in the statement.

        (b) If Lender requests, Borrower promptly will deliver to Lender or to any entity Lender designates a certificate from each party to any Property Document, certifying that the Property Document is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Document and that there are no defenses or offsets against the performance of its obligations under the Property Document.

        (c) If Lender requests, Borrower promptly will deliver to Lender, or to any entity Lender designates, a certificate from each tenant under a Lease then affecting the Property, certifying to any facts regarding the Lease as Lender may require, including that the Lease is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Lease by any party, that the rent has not been paid more than one month in advance and that the tenant claims no defense or offset against the performance of its obligations under the Lease.


                           ARTICLE XIV

                      DEFAULTS AND REMEDIES

   Section 14.1. Events of Default. The term "Event of Default" means the occurrence of any of the following events:

             (i) if Borrower fails to pay any amount due, as and when required, under any Loan Document and the failure continues for a period of 5 days;

             (ii) if Borrower makes a general assignment for the
                  benefit of creditors or generally is not paying, or is unable to pay, or admits in writing its inability to pay, its debts as they become due; or if Borrower or any other party commences any Proceeding (A) relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, in each instance with respect to Borrower; (B) seeking to have an order for relief entered with respect to Borrower; (C) seeking attachment, distraint or execution of a judgment with respect to Borrower; (D) seeking to adjudicate Borrower as bankrupt or insolvent;
                  (E) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or Borrower's debts; or (F) seeking appointment of a Receiver, trustee, custodian, conservator or other similar official for Borrower or for all or any substantial part of Borrower's assets, provided that if the Proceeding is commenced by a party other than Borrower or any of Borrower's general partners or members, Borrower will have 120 days to have the Proceeding dismissed or discharged before an Event of Default occurs;

             (iii) if Borrower is in default beyond any applicable grace and cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement encumbering the Property whether junior or senior to the lien of this Deed of Trust;

             (iv) if Borrower is in default beyond any applicable
                  grace and cure period under the loan documents described in the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - Arizona Property) and/or the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement (Bedford Portfolio #4 - Washington Property) evidencing and securing the Loan made by Lender in favor of Borrower pursuant to the Note and encumbering the Portfolio #4;

             (v) if a Transfer occurs except in accordance with the provisions of this Deed of Trust;

             (vi) if Borrower abandons the Property or ceases to
                  conduct its business at the Property; or

             (vii) if there is a default in the performance of any other provision of any Loan Document or if there is any inaccuracy or falsehood in any representation or warranty contained in any Loan Document which is not remedied within 30 days after Borrower receives notice thereof, provided that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the 30-day period and during that period Borrower commences to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the 30-day period will be extended for a reasonable period not to exceed 120 days after the notice to Borrower.

   Section 14.2.  Remedies.

        (a) If an Event of Default occurs, Lender may take any of the following actions (the "Remedies") without notice to Borrower:

             (i)  declare all or any portion of the Debt
                  immediately due and payable ("Acceleration");

             (ii) pay or perform any Obligation;

             (iii)     institute a Proceeding for the specific
                       performance of any Obligation;

             (iv) apply for and obtain the appointment of a
                  Receiver to be vested with the fullest powers permitted by Law, without bond being required, which appointment may be made ex parte, as a matter of right and without regard to the value of the Property, the amount of the Debt or the solvency of Borrower or any other person liable for the payment or performance of any portion of the Obligations;

             (v) directly, by its agents or representatives or through a Receiver appointed by a court of competent jurisdiction, enter on the Land and Improvements, take possession of the Property, dispossess Borrower and exercise Borrower's rights with respect to the Property, either in Borrower's name or otherwise;

             (vi) institute a Proceeding for the foreclosure of
                  this Deed of Trust or, if applicable, sell by power of sale all or any portion of the Property, in any court of competent jurisdiction;

             (vii) institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;

             (viii) deliver to Trustee a declaration of default and demand for sale and a notice of default and election to cause Borrower's interest in the Property to be sold, which notice Trustee or Lender will file in the official records of the county in which the Property is located;

             (ix) exercise any and all rights and remedies granted
                  to a secured party under the Uniform Commercial
                  Code; and

             (x) pursue any other right or remedy available to Lender at Law, in equity or otherwise.

        (b) If an Event of Default occurs, the license granted to Borrower in the Loan Documents to collect Rents will terminate automatically without any action required of Lender.

   Section 14.3.  General Provisions Pertaining to Remedies.

        (a) The Remedies are cumulative and may be pursued by Lender or Trustee concurrently or otherwise; at such time and in such order as Lender or Trustee may determine in their sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

        (b) The enumeration in the Loan Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender's or Trustee's rights with respect to the Remedies.

        (c) If Lender or Trustee exercises any of the Remedies, Lender will not be deemed a mortgagee-in-possession unless Lender has elected affirmatively to be a mortgagee-in-possession.

        (d) Lender and Trustee will not be liable for any act or omission of Lender or Trustee in connection with the exercise of the Remedies.

        (e) Lender's and Trustee's right to exercise any Remedy will not be impaired by any delay in exercising or failure to exercise the Remedy and the delay or failure will not be construed as extending any cure period or constitute a waiver of the default or Event of Default.

        (f) If an Event of Default occurs, Lender's payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

        (g) Lender's acceptance of partial payment or receipt of Rents will not extend or affect any grace period or constitute a waiver of a default or Event of Default or constitute a rescission of Acceleration.

   Section 14.4.  Foreclosure by Power of Sale.

        (a) Should Lender elect, following an Event of Default, to foreclose this Deed of Trust by exercise of the power of sale contained in this Deed of Trust, Lender will notify Trustee and deposit, if required by Trustee, with Trustee this Deed of Trust, the Note and such of the other Loan Documents as Trustee may require.

        (b) Upon receipt of the notice from Lender, Trustee will have recorded, published and delivered to Borrower any notice of default as is then required by Law. Trustee will, without demand on Borrower after lapse of any time as may then be required by Law and after notice of sale having been given as required by Law, sell the Property at the time and place of sale fixed by it in the notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Lender may direct Trustee so to do, at public auction to the highest bidder as provided by Law. Trustee will deliver to the purchaser of the Property a good and sufficient deed or deeds conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matter or fact will be conclusive proof of the truthfulness of the recitals. Any person, including Borrower, Trustee or Lender may purchase at the sale, and Borrower will warrant and defend the title of the purchaser.

        (c) After deducting all costs, fees and expenses of Lender and Trustee, including costs of evidence of title in connection with sale, Lender will apply the proceeds of sale in the following priority, to payment of (i) first, all sums expended under the terms of the Loan Documents, not then repaid, with accrued interest at the Default Rate; (ii) second, the Debt in such order as Lender determines; and (iii) the remainder, if any to the person or persons legally entitled to it.

        (d) Trustee may postpone sale of all or any portion of the Property as permitted by Law, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

        (e) A sale of less than the whole of the Property or any defective or irregular sale made under this Deed of Trust will not exhaust the power of sale provided for in this Deed of Trust; and subsequent sales may be made until the Obligations have been satisfied, or the entire Property sold, without defect or irregularity.

   Section 14.5.  General Provisions Pertaining to Mortgagee-in-
Possession or Receiver.

        (a) If an Event of Default occurs and without notice to Borrower, any court of competent jurisdiction will, upon application by Lender, appoint a Receiver as designated in the application and issue an injunction prohibiting Borrower from interfering with the Receiver, collecting Rents, disposing of any Rents or any part of the Property, committing waste or doing any other act that will tend to affect the preservation of the Leases, the Rents and the Property and Borrower approves the appointment of the designated Receiver or any other Receiver appointed by the court. By execution of this Deed of Trust, Borrower irrevocably consents to the appointment of a receiver to be made ex parte and as a matter of right to Lender or Trustee, either before or after sale of the Property, without further notice, and without regard to the solvency or insolvency, at the time of application for the Receiver, of the person or persons, if any, liable for the payment of any portion of the Debt and the performance of any portion of the Obligations and without regard to the value of the Property or whether the Property is occupied as a homestead and without bond being required of the applicant.

        (b) The Receiver will be vested with the fullest powers permitted by Law including all powers necessary or usual in similar cases for the protection, possession and operation of the Property and all the powers and duties of Lender as a mortgagee-in-possession as provided in this Deed of Trust and may continue to exercise all the usual powers and duties until the Receiver is discharged by the court.

        (c) In addition to the Remedies and all other available rights, Lender or the Receiver may take any of the following actions:

             (i) take exclusive possession, custody and control of the Property and manage the Property so as to prevent waste;

             (ii) require Borrower to deliver to Lender or the
                  Receiver all keys, security deposits, operating accounts, prepaid Rents, past due Rents, the Books and Records and all original counterparts of the Leases and the Property Documents;

             (iii) collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including reasonable receiver's, broker's and attorney's fees, apply the net collections to any portion of the Debt selected by Lender in its sole discretion,

             (iv) enter into, modify, extend, enforce, terminate,
                  renew or accept surrender of Leases and evict tenants except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

             (v) enter into, modify, extend, enforce, terminate or renew Property Documents except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

             (vi) appear in and defend any Proceeding brought in
                  connection with the Property and bring any Proceeding to protect the Property as well as Borrower's and Lender's respective interests in the Property (unless any such Proceeding has been assigned previously to Lender in the Assignment, or if so assigned, Lender has not expressly assigned such Proceeding to the Receiver and consented to such appearance or defense by Receiver); and

             (vii) perform any act in the place of Borrower that Lender or the Receiver deems necessary
                       (A) to preserve the value, marketability or rentability of the Property; (B) to increase the gross receipts from the Property; or (C) otherwise to protect Borrower's and Lender's respective interests in the Property.

        (d) Borrower appoints Lender as Borrower's attorney-in-fact, at Lender's election, to perform any actions and to execute and record any instruments necessary to effectuate the actions described in this Section, in each instance only at Lender's election and only to the extent Borrower has failed to comply with the provisions of this Section.

   Section 14.6. General Provisions Pertaining to Foreclosures and the Power of Sale. The following provisions will apply to any Proceeding to foreclose and to any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale:

             (i) Lender's or Trustee's right to institute a Proceeding to foreclose or to sell by power of sale will not be exhausted by a Proceeding or a sale that is defective or not completed or by conducting separate sales of portions of the Property;

             (ii) any sale may be postponed or adjourned by Lender
                  by public announcement at the time and place appointed for the sale without further notice;

             (iii) with respect to sale pursuant to a judgment of foreclosure and sale, the Property may be sold as an entirety or in parcels, at one or more sales, at the time and place, on terms and in the order that Lender deems expedient in its sole discretion;

             (iv) if a portion of the Property is sold pursuant to
                  this Article, the Loan Documents will remain in full force and effect with respect to any unmatured portion of the Debt and this Deed of Trust will continue as a valid and enforceable first lien on and security interest in the remaining portion of the Property, subject only to the Permitted Exceptions, without loss of priority and without impairment of any of Lender's or Trustee's rights and remedies with respect to the unmatured portion of the Debt;

             (v) Lender may bid for and acquire the Property at a sale and, in lieu of paying cash, may credit the amount of Lender's bid against any portion of the Debt selected by Lender in its sole discretion after deducting from the amount of Lender's bid the expenses of the sale, costs of enforcement and other amounts that Lender is authorized to deduct at Law, in equity or otherwise; and

             (vi) Lender's receipt of the proceeds of a sale will
                  be sufficient consideration for the portion of the Property sold and Lender will apply the proceeds as set forth in this Deed of Trust.

   Section 14.7. Application of Proceeds. Lender may apply the proceeds of any sale of the Property pursuant to a judgment of foreclosure and sale and any other amounts collected by Lender in connection with the exercise of the Remedies to payment of the Debt in such priority and proportions as Lender may determine in its sole discretion or in such priority and proportions as required by Law.

   Section 14.8.  Power of Attorney.  Borrower appoints Lender as
Borrower's attorney-in-fact to perform any actions necessary and incidental to exercising the Remedies.

   Section 14.9. Tenant at Sufferance. If Lender, Trustee or a Receiver enters the Property in the exercise of the Remedies and Borrower is allowed to remain in occupancy of the Property, Borrower will pay to Lender, Trustee or the Receiver, as the case may be, in advance, a reasonable rent for the Property occupied by Borrower. If Borrower fails to pay the rent, Borrower may be dispossessed by the usual Proceedings available against defaulting tenants.


                            ARTICLE XV

                     LIMITATION OF LIABILITY

   Section 15.1.  Limitation of Liability.

        (a) Notwithstanding any provision in the Loan Documents to the contrary, except as set forth in subsections (b) and (c), if Lender seeks to enforce the collection of the Debt, Lender will foreclose this Deed of Trust instead of instituting suit on the Note. If a lesser sum is realized from a foreclosure of this Deed of Trust and sale of the Property than the then outstanding Debt, Lender will not institute any Proceeding against Borrower or Borrower's general partners, if any, for or on account of the deficiency, except as set forth in subsections (b) and (c).

        (b) The limitation of liability in subsection (a) will not affect or impair (i) the lien of this Deed of Trust or Lender's other rights and Remedies under the Loan Documents, including Lender's right as mortgagee or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents; (ii) the validity of the Loan Documents or the Obligations; (iii) Lender's rights under any Loan Document that are not expressly non-recourse; or
(iv) Lender's right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Obligations.

        (c) The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Borrower and its general partners, if any, for the following:

             (i) all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or omission by Borrower or any of Borrower's partners, members, officers, directors, shareholders or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; (D) any certificates, representations or warranties given in connection with the Loan (including, but not limited to, Estoppel Certificates executed by Borrower and representations made by Borrower related to Property and that certain Certificate Regarding Tenant Estoppels dated of even date herewith) or
                  (E) Borrower's performance of the Obligations;

             (ii) all Rents derived from the Property after a
                  default under the Loan Documents which default is a basis of a Proceeding by Lender to enforce collection of the Debt and all moneys that, on the date such a default occurs, are on deposit in one or more accounts used by or on behalf of Borrower relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments, Impositions, Insurance Premiums and any reasonable and customary expenses incurred by Borrower in the operation, maintenance and leasing of the Property or delivered to Lender;

             (iii)     the cost of remediation of any
                       Environmental Activity affecting the
                       Property, any diminution in the value of the Property arising from any Environmental Activity affecting the Property and any other losses suffered and liabilities and expenses incurred by Lender relating to a default under the Article entitled "Environmental";

             (iv) all security deposits collected by Borrower or
                  any of Borrower's predecessors and not refunded to Tenants in accordance with their respective Leases, applied in accordance with the Leases or Law or delivered to Lender, and all advance rents collected by Borrower or any of Borrower's predecessors and not applied in accordance with the Leases or delivered to Lender;

             (v) the replacement cost of any Fixtures or Personal Property removed from the Property after a default occurs;

             (vi) all losses suffered and liabilities and expenses
                  incurred by Lender relating to any acts or omissions by Borrower that result in waste (including economic and non-physical waste) on the Property;

             (vii) all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents to protect Lender's security interest in the Property or to protect the assignment of the property described in and effected by the Assignment, but only to the extent that the Rents would have been sufficient to permit Borrower to make the payment and Borrower failed to do so;

             (viii) all mechanics' or similar liens relating to work performed on or materials delivered to the Property prior to a foreclosure sale of the Property, but only to the extent Lender had advanced funds to pay for the work or materials;

             (ix) all Proceeds that are not applied in accordance
                  with this Deed of Trust or not paid to Lender as required under this Deed of Trust;

             (x) all losses suffered and liabilities and expenses incurred by Lender relating to a Transfer that is not permitted under the Section entitled
                  "Permitted Transfers";

             (xi) all losses suffered and liabilities and expenses
                  incurred by Lender relating to forfeiture or threatened forfeiture of the Property to the Government; and

             (xii) all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under any of the provisions of this Deed of Trust relating to ERISA including the prohibition on any Transfer that results in a violation of ERISA.

        (d) Nothing under subsection (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Debt or to require that all collateral will continue to secure all of the Obligations in accordance with the Loan Documents.


                           ARTICLE XVI

                             WAIVERS

   Section 16.1.  WAIVER OF STATUTE OF LIMITATIONS.  BORROWER
WAIVES THE RIGHT TO CLAIM ANY STATUTE OF LIMITATIONS AS A DEFENSE TO BORROWER'S PAYMENT AND PERFORMANCE OF THE OBLIGATIONS.

   Section 16.2.  WAIVER OF NOTICE.  BORROWER WAIVES THE RIGHT TO
RECEIVE ANY NOTICE FROM LENDER OR TRUSTEE WITH RESPECT TO THE LOAN DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER OR TRUSTEE IS EXPRESSLY REQUIRED TO DELIVER PURSUANT TO THE LOAN DOCUMENTS.

   Section 16.3.  WAIVER OF MARSHALLING AND OTHER MATTERS.
BORROWER WAIVES THE BENEFIT OF ANY RIGHTS OF MARSHALLING OR ANY OTHER RIGHT TO DIRECT THE ORDER IN WHICH ANY OF THE PROPERTY WILL BE (i) SOLD; OR (ii) MADE AVAILABLE TO ANY ENTITY IF THE PROPERTY IS SOLD BY POWER OF SALE OR PURSUANT TO A JUDGMENT OF FORECLOSURE AND SALE. BORROWER ALSO WAIVES THE BENEFIT OF ANY LAWS RELATING TO APPRAISEMENT, VALUATION, STAY, EXTENSION, REINSTATEMENT, MORATORIUM, HOMESTEAD AND EXEMPTION RIGHTS OR A SALE IN INVERSE ORDER OF ALIENATION.

   Section 16.4.  WAIVER OF TRIAL BY JURY.  BORROWER WAIVES TRIAL
BY JURY IN ANY PROCEEDING BROUGHT BY, OR AGAINST, OR COUNTERCLAIM OR CROSS-COMPLAINT ASSERTED BY OR AGAINST, LENDER OR TRUSTEE RELATING TO THE LOAN, THE PROPERTY DOCUMENTS OR THE LEASES.

   Section 16.5.  WAIVER OF COUNTERCLAIM.  BORROWER WAIVES THE
RIGHT TO ASSERT A COUNTERCLAIM OR CROSS-COMPLAINT, OTHER THAN
COMPULSORY OR MANDATORY COUNTERCLAIMS OR CROSS-COMPLAINTS, IN ANY
PROCEEDING LENDER OR TRUSTEE BRINGS AGAINST BORROWER RELATING TO THE LOAN, INCLUDING ANY PROCEEDING TO ENFORCE REMEDIES.

   Section 16.6. WAIVER OF JUDICIAL NOTICE AND HEARING. BORROWER WAIVES ANY RIGHT BORROWER MAY HAVE UNDER LAW TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THE LOAN DOCUMENTS TO LENDER AND BORROWER WAIVES THE RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN DOCUMENTS ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING.

   Section 16.7. WAIVER OF SUBROGATION. BORROWER WAIVES ALL RIGHTS OF SUBROGATION TO LENDER'S RIGHTS OR CLAIMS RELATED TO OR AFFECTING THE PROPERTY OR ANY OTHER SECURITY FOR THE LOAN UNTIL THE LOAN IS PAID IN FULL AND ALL FUNDING OBLIGATIONS UNDER THE LOAN DOCUMENTS HAVE BEEN TERMINATED.

   Section 16.8. GENERAL WAIVER. BORROWER ACKNOWLEDGES THAT (i) BORROWER AND BORROWER'S PARTNERS, MEMBERS OR PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS; (ii) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS ARTICLE; (iii) THE LOAN IS A COMMERCIAL OR BUSINESS LOAN UNDER THE LAWS OF THE STATE OR COMMONWEALTH WHERE THE PROPERTY IS LOCATED NEGOTIATED BY LENDER AND BORROWER AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH; AND (iv) ALL WAIVERS BY BORROWER IN THIS ARTICLE HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER FIRST HAS BEEN INFORMED BY COUNSEL OF BORROWER'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE. THE FOREGOING ACKNOWLEDGMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE WILL RELY ON THE ACKNOWLEDGMENT.


                           ARTICLE XVII

                             NOTICES


   Section 17.1. Notices. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications (the "Notices") required or permitted to be given under the Loan Documents must be in writing and (a) delivered personally by a process server providing a sworn declaration evidencing the date of service, the individual served, and the address where the service was made; (b) sent by certified mail, return receipt requested; or (c) delivered by nationally recognized overnight delivery service that provides evidence of the date of delivery, with all charges prepaid (for next morning delivery if sent by overnight delivery service), addressed to the appropriate party at its address listed below:


If to Lender:          Teachers Insurance and Annuity
             Association of America
             730 Third Avenue
             New York, New York  10017
             Attention:  Director of Portfolio
             Management for
             Mortgage and Real Estate Division
             Region: Midwest
             Application #VR-14
             Mortgage #000473100

with a courtesy
copy to:          Teachers Insurance and Annuity
             Association of America
             730 Third Avenue
             New York, New York  10017
             Attention:  Vice President and Chief
             Counsel - Mortgage and Real Estate Law
             Application #VR-14
             Mortgage #000473100

If to Borrower:
             Bedford Property Investors, Inc.
             270 Lafayette Circle
             Lafayette, California 94549
             Attn:  Dennis Klimmek, Esq.
             Senior Vice President and General Counsel
             Application #VR-14
             Mortgage #000473100

If to Trustee:         First American Title Insurance Company
             1850 Mt. Diablo Boulevard, Suite 300
             Walnut Creek, California 94596
             Attention: Pamela Nicolini

Lender and Borrower each may change from time to time the address to which Notices must be sent, by notice given in accordance with the provisions of this Section. All Notices given in accordance with the provisions of this Section will be deemed to have been received on the earliest of (i) actual receipt; (ii) Borrower's rejection of delivery; or (iii) 3 Business Days after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or 1 Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery or on the date of personal service, if served by a process server.

   Section 17.2.  Change in Borrower's Name or Place of Business.
Borrower will immediately notify Lender in writing of any change in Borrower's name or the place of business set forth in the beginning of this Deed of Trust.


                          ARTICLE XVIII

                          MISCELLANEOUS


   Section 18.1. Applicable Law. The Loan Documents shall be governed by and will be construed in accordance with the Laws of the State of New York, without regard to conflicts of laws principles, except as set forth below. The parties acknowledge that the State of New York is the principal place of business of Lender and has a substantial relationship to the underlying transactions relating to the Loan and to parties involved. Notwithstanding the foregoing, Borrower and Lender agree that the laws of the State in which the Property is located shall govern the creation and perfection of liens on the Property and the procedures for enforcing remedies directly related to the Property including the appointment of trustees, the foreclosure or foreclosure sale of the Property, the appointment of receiver and any other remedy with respect to the Property.

   Section 18.2.  Usury Limitations.   Borrower and Lender intend
to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate.
If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

   Section 18.3.  Lender's Discretion.  Wherever under the Loan
Documents any matter is required to be satisfactory to Lender, Lender has the right to approve or determine any matter or Lender has an election, Lender's approval, determination or election will be made in Lender's reasonable discretion unless expressly provided to the contrary.

   Section 18.4. Unenforceable Provisions. If any provision in the Loan Documents is found to be illegal or unenforceable or would operate to invalidate any of the Loan Documents, then the provision will be deemed expunged and the Loan Documents will be construed as though the provision was not contained in the Loan Documents and the remainder of the Loan Documents will remain in full force and effect.

   Section 18.5. Survival of Borrower's Obligations. Borrower's representations, warranties and covenants contained in the Loan Documents will continue in full force and effect and survive (i) satisfaction of the Obligations; (ii) reconveyance of the lien of the Property by Trustee; (iii) assignment or other transfer of all or any portion of Lender's interest in the Loan Documents or the Property;
(iv) Lender's or Trustee's exercise of any of the Remedies or any of Lender's or Trustee's other rights under the Loan Documents; (v) a Transfer; (vi) amendments to the Loan Documents; and (vii) any other act or omission that might otherwise be construed as a release or discharge of Borrower.

   Section 18.6.  Relationship Between Borrower and Lender; No
Third Party Beneficiaries.
        (a) Lender is not a partner of or joint venturer with Borrower or any other entity as a result of the Loan or Lender's rights under the Loan Documents; the relationship between Lender and Borrower is strictly that of creditor and debtor. Each Loan Document is an agreement between the parties to that Loan Document for the mutual benefit of the parties and no entities other than the parties to that Loan Document will be a third party beneficiary or will have any claim against Lender or Borrower by virtue of the Loan Document. As between Lender and Borrower, any actions taken by Lender under the Loan Documents will be taken for Lender's protection only, and Lender has not and will not be deemed to have assumed any responsibility to Borrower or to any other entity by virtue of Lender's actions.

        (b) All conditions to Lender's performance of its obligations under the Loan Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with their provisions or will be entitled to assume that Lender will refuse to perform its obligations in the absence of strict compliance with any of the conditions.

   Section 18.7. Partial Reconveyances or Releases, Extensions, Waivers. Lender may: (i) permit the reconveyance of any part of the Property or release any entity obligated for the Obligations; (ii) extend the time for payment or performance of any of the Obligations or otherwise amend the provisions for payment or performance by agreement with any entity that is obligated for the Obligations or that has an interest in the Property; (iii) accept additional security for the payment and performance of the Obligations; and (iv) waive any entity's performance of an Obligation, release any entity or individual now or in the future liable for the performance of the Obligation or waive the exercise of any Remedy or option. Lender may exercise any of the foregoing rights without notice, without regard to the amount of any consideration given, without affecting the priority of this Deed of Trust, without releasing any entity not specifically released from its obligations under the Loan Documents, without releasing any guarantor(s) or surety(ies) of the Obligations, without effecting a novation of the Loan Documents and, with respect to a waiver, without waiving future performance of the Obligation or exercise of the Remedy waived.

   Section 18.8. Service of Process. Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, return receipt requested, to Borrower at its address set forth in the Article entitled "Notices" or any other address to which such address has been changed as permitted hereunder.

   Section 18.9.  Entire Agreement.  Oral agreements or
commitments between Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew the debt, are not enforceable. Any agreements among Borrower, Lender and Trustee relating to the Loan are contained in the Loan Documents, which contain the complete and exclusive statement of the agreements among Borrower, Lender and Trustee, except as Borrower, Lender and, if applicable, Trustee may later agree in writing to amend the Loan Documents. The language of each Loan Document will be construed as a whole according to its fair meaning and will not be construed against the draftsman.

   Section 18.10. No Oral Amendment. The Loan Documents may not be amended, waived or terminated orally or by any act or omission made individually by Borrower, Lender or Trustee but may be amended, waived or terminated only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

   Section 18.11. Severability. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents will not affect any other provisions of the Loan Documents, which will be construed as if the invalid, illegal or unenforceable provision never had been included.

   Section 18.12. Covenants Run with the Land. Subject to the restrictions on transfer contained in the Article entitled "TRANSFERS, LIENS AND ENCUMBRANCES", all of the covenants of this Deed of Trust and the Assignment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust.

   Section 18.13. Time of the Essence. Time is of the essence with respect to Borrower's payment and performance of the Obligations.

   Section 18.14. Subrogation. If the Principal or any other amount advanced by Lender is used directly or indirectly to pay off, discharge or satisfy all or any part of an encumbrance affecting the Property, then Lender is subrogated to the encumbrance and to any security held by the holder of the encumbrance, all of which will continue in full force and effect in favor of Lender as additional security for the Obligations.

   Section 18.15. Joint and Several Liability. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity under this Deed of Trust are joint and several.

   Section 18.16. Successors and Assigns. The Loan Documents bind the parties to the Loan Documents and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives and to the extent applicable inure to the benefit of Trustee and its successors, assigns, heirs, administrators, executors, agents and representatives.

   Section 18.17.  Duplicates and Counterparts.  Duplicate
counterparts of any of the Loan Documents, other than the Note, may be executed and together will constitute a single original document.


                           ARTICLE XIX

                        TRUSTEE PROVISIONS

   Section 19.1   Acceptance of Trust.

        (a) Trustee accepts this Trust upon recordation of this Deed of Trust as provided by Law. Except as provided by Law, Trustee is not obligated to notify any party of a pending sale under this Deed of Trust or of a Proceeding in which Borrower, Lender or Trustee is a party.

        (b) Lender may from time to time unilaterally substitute a successor to Trustee pursuant to a recordable instrument that complies with Law for substitution of Trustees. The recorded substitution will be conclusive proof of proper substitution of trustee who will, without conveyance from predecessor trustee, succeed to all of the predecessor trustee's title, estate, rights, powers and duties.

   IN WITNESS WHEREOF, Borrower has executed and delivered this Deed of Trust as of the date first set forth above.


                            BEDFORD PROPERTY INVESTORS, INC.,
                            a Maryland corporation


                            By: /s/Hanh Kihara
                                 Hanh Kihara
                                 Senior Vice President and
                                 Chief Financial Officer

                          ACKNOWLEDGMENT




STATE OF               )
                  )    SS:
COUNTY OF              )


On ____________________, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

______________________________
Name (Typed or Printed)

                            Exhibit A

                        LEGAL DESCRIPTION

                           Exhibit A-1

                 Legal Description of Property #1
    Carroll Tech IV, 8928 Terman Court, San Diego, California

                           Exhibit A-2

                 Legal Description of Property #2

  LNX Corp. Building, 6325 Lusk Boulevard, San Diego, California

                          Exhibit A-3

                Legal Description of Property #3
                Canyon Park Development - 2001
            Crow Canyon Road, San Ramon, California

                           Exhibit B

                          DEFINITIONS


"Acceleration" is defined in Section 14.2(a)(i).

"Accumulations" is defined in Section 2.1(xii).

"Accumulations Depositary" is defined in Section 6.2(a).

"Additional Funds" is defined in Section 7.4(v).

"Annual Financial Statement" is defined in Section 10.1(a).

"Assessments" is defined as all assessments now or hereafter levied, assessed or imposed against the Property.

"Assignment" is defined as the Assignment of Leases and Rents dated of even date with this Deed of Trust made by Borrower for the benefit of Lender.

"Bankruptcy Code" means Title 11 of the United States Code.

"Books and Records" is defined in Section 2.1(xi).

"Borrower" is defined in the introductory paragraph.

"Budget" is defined in Section 10.2.

"Business Days" is defined as any day on which commercial banks are not authorized or required by Law to close in New York, New York.

"Casualty" is defined as damage to or destruction of the Property by fire or other casualty.

"Code" is defined as the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

"Condemnation" is defined as the permanent or temporary taking of all or any portion of the Property, or any interest therein or right accruing thereto, by the exercise of the right of eminent domain (including any transfer in lieu of or in anticipation of the exercise of the right), inverse condemnation or any similar injury or damage to or decrease in the value of the Property, including severance and change in the grade of any streets

"Condemnation Awards" is defined in Section 2.1(viii).

"Condemnation Proceeding" is defined as a Proceeding that could result in a Condemnation.

"CPA" is defined as an independent certified public accountant satisfactory to Lender.

"Debt" is defined in Section 3.1.

"Debt Service Payments" is defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in the Note.

"Deed of Trust" is defined as this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement.

"Default Interest Rate" is defined as the lower of 5% per annum over the Fixed Interest Rate or the Maximum Interest Rate, if any.

"Destruction Event" is defined in Section 7.4.

"Environmental Activity" is defined as any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Substances. The actual, suspected or threatened presence of any Hazardous Substances, or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

"Environmental Laws" is defined as all Laws pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Environmental Activities and pollution.

"Environmental Report" is defined as the report prepared by IT
Corporation, dated October 15, 1999 as to the Property described in Exhibit A-1, and dated October 15, 1999 as to the Property described in Exhibit A-2, and dated October 18, 1999 as to the Property described in Exhibit A-3, all as amended.

"ERISA" is defined in Section 8.3(a).

"Event of Default" is defined in Section 14.1.

"Existing Shareholder" is defined in Section 12.1(b).

"Expenses" is defined in Section 11.1(a).

"Financial Books and Records" is defined as detailed accounts of the income and expenses of the Property and of Borrower and all other data, records and information that either are specifically referred to in the Article entitled "FINANCIAL REPORTING" or are necessary to the preparation of any of the statements, reports or certificates required under such Article and includes all supporting schedules prepared or used by the CPA in auditing the Annual Financial Statement or in issuing its opinion.

"Fiscal Year" is defined as any calendar year or partial calendar year during the Term.

"Fixed Interest Rate" is defined as 7.95% per annum.

"Fixtures and Personal Property" is defined in Section 2.1(iv).

"Government" is defined as any federal, state or municipal governmental or quasi-governmental authority including executive, legislative or judicial branch, division and any subdivision or agency of any of them and any entity to which any of them has delegated authority.

"Hazardous Substances" is defined as (i) any by product, chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws, as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", infectious waste", "toxic substance", "toxic pollutant", or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity",
(ii) any petroleum, natural gas, natural gas liquid, liquified natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources, and (iii) any underground storage tanks.

"Imposition Penalty Date" is defined in Section 6.1(a).

"Impositions" is defined as all Taxes, Assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Property or Borrower and whether levied, assessed or imposed as excise, privilege or property taxes.

"Improvements" is defined in Section 2.1(ii).

"Individual Property" is defined in Recital D of the Assignment.

"Insurance Premiums" is defined as all present and future premiums and other charges due and payable on policies of fire, rental value and other insurance covering the Property and required pursuant to the provisions of this Deed of Trust.

"Insurance Proceeds" is defined in Section 2.1(ix).

"Insurers" is defined in Section 7.1(c).

"Institutional Investor" is defined as any bank, savings institution, charitable foundation, insurance company, real estate investment trust, pension fund or investment advisor registered under the Investment Advisors Act of 1940, as amended, and acting as trustee or agent.

"Interest" is defined as the amount of fixed interest payable under the Note at the Fixed Interest Rate and any other sums which could be deemed to be interest under Law.

"Land" is defined in the Recitals.

"Late Charge" is defined in the Note.

"Law" is defined as all present and future codes, constitutions, cases, opinions, rules, manuals, regulations, determinations, laws, orders, ordinances, requirements and statutes, as amended, of any Government that affect or that may be interpreted to affect the Property, Borrower or the Loan, including amendments and all guidance documents and publications promulgated thereunder.

"Leases" is defined as all present and future leases, subleases, licenses and other agreements for the use and occupancy of the Land and Improvements, any related guarantees and including any use and occupancy arrangements created pursuant to Section 365 (h) of the Bankruptcy Code or otherwise in connection with the commencement or continuation of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar Proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land and Improvements.

"Lender" is defined in the introductory paragraph.

"Loan" is defined in the Recitals.

"Loan Documents" is defined as the Note, this Deed of Trust, the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 Arizona Property) and the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement (Bedford Portfolio #4 - Washington Property) both dated the date of this Deed of Trust and securing the Note, the Assignment, the Assignment of Leases and Rents (Bedford Portfolio #4 - Arizona Property) and the Assignment of Leases and Rents (Bedford Portfolio #4 Washington Property), all dated the date of this Deed of Trust and securing the Note and all documents now or hereafter executed by Borrower or held by Lender or Trustee relating to the Loan, including all amendments.

"Material Environmental Contamination" is defined as contamination of the Property with Hazardous Substances (i) that constitutes a violation of one or more Environmental Laws; (ii) for which there is a significant possibility that remediation will be required under Environmental Laws; (iii) that results in a material risk of liability or expense to Lender; or (iv) that diminishes the value of the Property.

"Maturity Date" is defined in the Recitals.

"Maximum Interest Rate" is defined as the maximum rate of interest, if any, permitted by Law to be charged with respect to the Loan as the maximum rate may be increased or decreased from time to time.

"Note" is defined in the Recitals.

"Note Payments" is defined in the Note.

"Notices" is defined in Section 17.1.

"Obligations" is defined in Section 3.1.

"Permitted Exceptions" is defined as the matters shown in Schedule B,
Part 1 and 2 of the title insurance policy insuring the lien of this Deed of Trust.

"Permitted Transfers" is defined in Section 12.2(b).

"Permitted Use" is defined as use as first-class suburban commercial office building with respect to the property described in Exhibit A-1, known as 8928 Terman Court, San Diego, California and as a first-class industrial building and research and development building with respect to the property described in Exhibit A-2 known as 6325 Lusk Boulevard, San Diego, California and as a first-class commercial office building with respect to the property described in Exhibit A-3, known as 2001 Crow Canyon Road, San Ramon, California and uses incidentally and directly related to such uses.

"Policies" is defined in Section 7.1(b).

"Prepayment Premium" is defined in the Note.

"Principal" is defined in the Recitals.

"Proceeding" is defined as a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction.

"Proceeds" is defined in Section 7.2(c).

"Property" is defined in Section 2.1.

"Property Documents" is defined in Section 2.1(v).

"Receiver" is defined as a receiver, custodian, trustee, liquidator or conservator of the Property.

"Release Parcel" is defined in Section 12.4.

"Remedies" is defined in Section 14.2(a).

"Rents" is defined as all present and future rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, parking fees, revenues and other consideration accruing under the Leases or otherwise derived from the use and occupancy of the Land or the Improvements, including tenant contributions to expenses, security deposits, royalties and contingent rent, if any, all other fees, accounts, accounts receivable or payments paid to or for the benefit of Borrower, including liquidated damages after a default under a lease, any premium or other termination fee payable by tenant after cancellation of a Lease and the proceeds of any rental insurance, and any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land or the Improvements and all claims as a creditor in connection with any of the foregoing.

"Restoration" is defined as the restoration of the Property after a Destruction Event as nearly as possible to its condition immediately prior to the Destruction Event, in accordance with the plans and specifications, in a first-class workmanlike manner using materials substantially equivalent in quality and character to those used for the original improvements, in accordance with Law and free and clear of all liens, encumbrances or other charges other than this Deed of Trust and the Permitted Exceptions.

"Restoration Completion Date" is defined in Section 7.4(viii).

"Restoration Funds" is defined in Section 7.5(b).

"Substitution Property" is defined in Section 12.5.

"Taxes" is defined as all present and future real estate taxes levied, assessed or imposed against the Property.

"Term" is defined as the scheduled term of this Deed of Trust commencing on the date Lender makes the first disbursement of the Loan and terminating on the Maturity Date.

"Transfer" is defined in Section 12.1(a).

"Uniform Commercial Code" is defined as the Uniform Commercial Code in effect in the jurisdiction where the Land is located.

                            Exhibit C

                      RULES OF CONSTRUCTION


   (a) References in any Loan Document to numbered Articles or Sections are references to the Articles and Sections of that Loan Document. References in any Loan Document to lettered Exhibits are references to the Exhibits attached to that Loan Document, all of which are incorporated in and constitute a part of that Loan Document. Article, Section and Exhibit captions used in any Loan Document are for reference only and do not describe or limit the substance, scope or intent of that Loan Document or the individual Articles, Sections or Exhibits of that Loan Document.

   (b) The terms "include", "including" and similar terms are construed as if followed by the phrase "without limitation".

   (c)  The terms "Land", "Improvements", "Fixtures and Personal
Property", "Condemnation Awards", "Insurance Proceeds" and "Property" are construed as if followed by the phrase "or any part thereof".

   (d) Any agreement by or duty imposed on Borrower in any Loan Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust and includes a covenant by Borrower to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Loan Documents. Any statement or disclosure contained in any Loan Document about facts or circumstances relating to the Property, Borrower or the Loan constitutes a representation and warranty by Borrower made as of the date of the Loan Document in which the statement or disclosure is contained.

   (e) The term "to Borrower's knowledge" is construed as meaning to the best of Borrower's knowledge after diligent inquiry.

   (f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

   (g) The terms "person", "party" and "entity" include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

   (h) The term "provisions" includes terms, covenants, conditions, agreements and requirements.

   (i) The term "amend" includes modify, supplement, renew, extend, replace or substitute and the term "amendment" includes modification, supplement, renewal, extension, replacement and substitution.

   (j) Reference to any specific Law or to any document or agreement, including the Note, this Deed of Trust, any of the other Loan Documents, the Leases and the Property Documents, includes any future amendments to the Law, document or agreement, as the case may be.

   (k) No inference in favor of or against a party with respect to any provision in any Loan Document may be drawn from the fact that the party drafted the Loan Document.

   (l) The term "certificate" means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is "certified" means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

   (m) Any appointment of Lender as Borrower's attorney-in-fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Borrower ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Borrower will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

   (n) Any document, instrument or agreement to be delivered by Borrower will be in form and content satisfactory to Lender.

   (o) All obligations, rights, remedies and waivers contained in the Loan Documents will be construed as being limited only to the extent required to be enforceable under the Law.

   (p)  The unmodified word "days" means calendar days.

AFTER RECORDING RETURN TO:
Beverly J. Quail, Esq.
Ballard Spahr Andrews & Ingersoll, LLP
1225 17th Street, Suite 2300
Denver, CO 80202
                                                TIAA Appl. #VR-14
                                                      M-000473100

          DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
        SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT
Bedford Portfolio #4 - Washington Property

GRANTOR: BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation, as Borrower

GRANTEE/TRUSTEE:   TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF
        AMERICA, a New York corporation, as Lender

GRANTEE/TRUSTEE:   The Washington Office of FIRST AMERICAN TITLE
   INSURANCE
        COMPANY, a California  corporation

Legal Description:
        Abbreviated Legal: Abbreviated Legal:  Section 22, Township
        21N, Range 4E,
        NW Quarter of the SW Quarter and SW Quarter of the NW
Quarter
        Additional Legal is on Exhibit A

Assessor's Tax Parcel ID#: 726120-0195-00, 726120-0275-03 and 222104-
9040-08


                        Property Known As

  SAFECO Building, 3450 South 44th Way, Federal Way, Washington

                       TABLE OF CONTENTS

                                                             Page

RECITALS:              . . . . . . . . . . . . . . . . . . . . .1

ARTICLE I              DEFINITIONS AND RULES OF CONSTRUCTION . .1
Section 1.1.           Definitions . . . . . . . . . . . . . . .1
Section 1.2.           Rules of Construction . . . . . . . . . .2

ARTICLE II             GRANTING CLAUSES. . . . . . . . . . . . .2
Section 2.1.           Encumbered Property . . . . . . . . . . .2
Section 2.2.           Habendum Clause . . . . . . . . . . . . .5
Section 2.3.           Security Agreement. . . . . . . . . . . .5
Section 2.4.           Conditions to Grant . . . . . . . . . . .5

ARTICLE III            OBLIGATIONS SECURED . . . . . . . . . . .6
Section 3.1.           The Obligations . . . . . . . . . . . . .6

ARTICLE IV             TITLE AND AUTHORITY . . . . . . . . . . .6
Section 4.1.           Title to the Property . . . . . . . . . .6
Section 4.2.           Authority . . . . . . . . . . . . . . . .6
Section 4.3.           No Foreign Person . . . . . . . . . . . .7
Section 4.4.           Litigation. . . . . . . . . . . . . . . .7

ARTICLE V              PROPERTY STATUS, MAINTENANCE AND LEASES .7
Section 5.1.           Status of the Property. . . . . . . . . .7
Section 5.2.           Maintenance of the Property . . . . . . .8
Section 5.3.           Change in Use . . . . . . . . . . . . . .8
Section 5.4.           Waste . . . . . . . . . . . . . . . . . .8
Section 5.5.           Inspection of the Property. . . . . . . .8
Section 5.6.           Leases and Rents. . . . . . . . . . . . .9
Section 5.7.           Parking . . . . . . . . . . . . . . . . .9
Section 5.8.           Separate Tax Lot. . . . . . . . . . . . .9
Section 5.9.           Changes in Zoning or Restrictive Covenants9
Section 5.10.          Lender's Right to Appear. . . . . . . . .9

ARTICLE VI             IMPOSITIONS AND ACCUMULATIONS . . . . . 10
Section 6.1.           Impositions . . . . . . . . . . . . . . 10
Section 6.2.           Accumulations . . . . . . . . . . . . . 11
Section 6.3.           Changes in Tax Laws . . . . . . . . . . 13

ARTICLE VII            INSURANCE, CASUALTY, CONDEMNATION
                       AND RESTORATION . . . . . . . . . . . . 13
Section 7.1.           Insurance Coverages . . . . . . . . . . 13
Section 7.2.           Casualty and Condemnation . . . . . . . 15
Section 7.3.           Application of Proceeds . . . . . . . . 15
Section 7.4.           Conditions to Availability of Proceeds for Restoration
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Section 7.5.           Restoration . . . . . . . . . . . . . . 17

ARTICLE VIII           COMPLIANCE WITH LAW AND AGREEMENTS. . . 19
Section 8.1.           Compliance with Law . . . . . . . . . . 19
Section 8.2.           Compliance with Agreements. . . . . . . 19
Section 8.3.           ERISA Compliance. . . . . . . . . . . . 20
Section 8.4.           Section 6045(e) Filing. . . . . . . . . 20

ARTICLE IX             ENVIRONMENTAL . . . . . . . . . . . . . 21
Section 9.1.           Environmental Representations and Warranties21
Section 9.2.           Environmental Covenants . . . . . . . . 21

ARTICLE X              FINANCIAL REPORTING . . . . . . . . . . 23
Section 10.1.          Financial Reporting . . . . . . . . . . 23
Section 10.2.          Annual Budget . . . . . . . . . . . . . 23

ARTICLE XI             EXPENSES AND DUTY TO DEFEND . . . . . . 24
Section 11.1.          Payment of Expenses . . . . . . . . . . 24
Section 11.2.          Duty to Defend. . . . . . . . . . . . . 24

ARTICLE XII            TRANSFERS, LIENS AND ENCUMBRANCES . . . 25
Section 12.1.          Prohibitions on Transfers, Liens and Encumbrances25
Section 12.2.          Permitted Transfers . . . . . . . . . . 26
Section 12.3.          Right to Contest Lien . . . . . . . . . 27
Section 12.4.          Reconveyance Rights . . . . . . . . . . 28
Section 12.5.          Substitution. . . . . . . . . . . . . . 30

ARTICLE XIII           ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS31
Section 13.1.          Further Assurances. . . . . . . . . . . 31
Section 13.2.          Estoppel Certificates . . . . . . . . . 32

ARTICLE XIV            DEFAULTS AND REMEDIES . . . . . . . . . 33
Section 14.1.          Events of Default . . . . . . . . . . . 33
Section 14.2.          Remedies. . . . . . . . . . . . . . . . 34
Section 14.3.          General Provisions Pertaining to Remedies35
Section 14.4.          Foreclosure by Power of Sale. . . . . . 36
Section 14.5.          General Provisions Pertaining to Receiver and other
Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
Section 14.6.          General Provisions Pertaining to Foreclosures and the
Power of Sale. . . . . . . . . . . . . . . . . . . . . . . . . 38
Section 14.7.          Application of Proceeds . . . . . . . . 39
Section 14.8.          Power of Attorney . . . . . . . . . . . 39
Section 14.9.          Tenant at Sufferance. . . . . . . . . . 40

ARTICLE XV             LIMITATION OF LIABILITY . . . . . . . . 40
Section 15.1.          Limitation of Liability . . . . . . . . 40

ARTICLE XVI            WAIVERS . . . . . . . . . . . . . . . . 42
Section 16.1.          WAIVER OF STATUTE OF LIMITATIONS. . . . 42
Section 16.2.          WAIVER OF NOTICE. . . . . . . . . . . . 42
Section 16.3.          WAIVER OF MARSHALLING AND OTHER MATTERS 43
Section 16.4.          WAIVER OF TRIAL BY JURY . . . . . . . . 43
Section 16.5.          WAIVER OF COUNTERCLAIM. . . . . . . . . 43
Section 16.6.          WAIVER OF JUDICIAL NOTICE AND HEARING . 43
Section 16.7.          WAIVER OF SUBROGATION . . . . . . . . . 43
Section 16.8.          GENERAL WAIVER. . . . . . . . . . . . . 43

ARTICLE XVII           NOTICES . . . . . . . . . . . . . . . . 44
Section 17.1.          Notices . . . . . . . . . . . . . . . . 44
Section 17.2.          Change in Borrower's Name or Place of Business45

ARTICLE XVIII          MISCELLANEOUS . . . . . . . . . . . . . 46
Section 18.1.          Applicable Law. . . . . . . . . . . . . 46
Section 18.2.          Usury Limitations . . . . . . . . . . . 46
Section 18.3.          Lender's Discretion . . . . . . . . . . 46
Section 18.4.          Unenforceable Provisions. . . . . . . . 46
Section 18.5.          Survival of Borrower's Obligations. . . 46
Section 18.6.          Relationship Between Borrower and Lender; No Third
Party
   Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . 47
Section 18.7.          Partial Reconveyances or Releases, Extensions, Waivers
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
Section 18.8.          Service of Process. . . . . . . . . . . 47
Section 18.9.          Entire Agreement. . . . . . . . . . . . 48
Section 18.10.          No Oral Amendment. . . . . . . . . . . 48
Section 18.11.         Severability. . . . . . . . . . . . . . 48
Section 18.12.         Covenants Run with the Land . . . . . . 48
Section 18.13.         Time of the Essence . . . . . . . . . . 48
Section 18.14.         Subrogation . . . . . . . . . . . . . . 48
Section 18.15.          Joint and Several Liability. . . . . . 48
Section 18.16.         Successors and Assigns. . . . . . . . . 48
Section 18.17.         Duplicates and Counterparts . . . . . . 49

ARTICLE XIX            TRUSTEE PROVISIONS. . . . . . . . . . . 49
Section 19.1           Acceptance of Trust . . . . . . . . . . 49

ARTICLE XX             ADDITIONAL PROVISIONS PERTAINING TO STATE LAWS49
Section 20.1           Nonagricultural Use . . . . . . . . . . 49
Section 20.2           Oral Agreements . . . . . . . . . . . . 49

Exhibit A              LEGAL DESCRIPTION . . . . . . . . . . . 52

Exhibit B              DEFINITIONS . . . . . . . . . . . . . . 53

Exhibit C              RULES OF CONSTRUCTION . . . . . . . . . 60

                                                TIAA Appl. #VR-14
                                                      M-000473100

          DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
        SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT
           Bedford Portfolio # 4 - Washington Property

        THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT made this ____ day of November, l999, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Borrower"), having its principal place of business at 270 Lafayette Circle, Lafayette, California 94549, and the Washington office of FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation ("Trustee"), having an address in Washington of 2101 4th Avenue, Suite 800, Seattle, Washington 98121, for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender"), having an address at 730 Third Avenue, New York, New York l0017.

                            RECITALS:

        A. Lender agreed to make and Borrower agreed to accept a loan (the "Loan") in the maximum principal amount of $22,150,000.

        B. To evidence the Loan, Borrower executed and delivered to Lender a promissory note (the "Note"), dated the date of this Deed of Trust, in the principal amount of TWENTY TWO MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 Dollars ($22,150,000)(that amount or so much as is outstanding from time to time is referred to as the "Principal"), promising to pay the Principal with interest thereon to the order of Lender as set forth in the Note and with the balance, if any, of the Debt being due and payable on December 1, 2006 (the "Maturity Date").

        C. To secure the Note and the Obligations, this Deed of Trust conveys, among other things, Borrower's fee interest in the real property located in the City of Federal Way, County of King, State of Washington more particularly described in Exhibit A (the "Land").

                            ARTICLE I

              DEFINITIONS AND RULES OF CONSTRUCTION

   Section 1.1. Definitions. Capitalized terms used in this Deed of Trust are defined in Exhibit B or in the text with a cross-reference in Exhibit B.

   Section 1.2. Rules of Construction. This Deed of Trust will be interpreted in accordance with the rules of construction set forth in Exhibit C.


                            ARTICLE II

                         GRANTING CLAUSES

   Section 2.1. Encumbered Property. Borrower irrevocably bargains, sells, grants, mortgages, warrants, conveys, assigns and pledges to Trustee in trust, WITH POWER OF SALE, and right of entry and possession, and grants to Trustee a security interest in, any and all of the following property, rights, interests and estates now or in the future owned or held by Borrower (the "Property") for the uses and purposes set forth in this Deed of Trust:

             (i)  the Land;

             (ii) all buildings and improvements located on the
                  Land (the "Improvements");

             (iii) all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, in each instance adjoining or otherwise appurtenant to or benefitting the Land or the Improvements;

             (iv) all materials intended for construction, re-
                  construction, alteration or repair of the Improvements, such materials to be deemed included in the Land and the Improvements immediately on delivery to the Land; all fixtures and personal property that are attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by tenants), including: furniture; furnishings; machinery; motors; elevators; fittings; microwave ovens; refrigerators; office systems and equipment; plumbing, heating, ventilating and air conditioning systems and equipment; maintenance and landscaping equipment; lighting, cooking, laundry, dry cleaning, refrigerating, incinerating and sprinkler systems and equipment; telecommunications systems and equipment; computer or word processing systems and equipment; security systems and equipment; and equipment leases for any of the property described in this subsection (the "Fixtures and Personal Property");

             (v) all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting Borrower or the Land, the Improvements or the Fixtures and Personal Property, but expressly excluding the Leases (the "Property Documents");

             (vi) all inventory (including all goods, merchandise,
                  raw materials, incidentals, office supplies and packaging materials) held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, all documents of title evidencing any part of any of the foregoing and all returned or repossessed goods arising from or relating to any sale or disposition of inventory;

             (vii) all intangible personal property relating to the Land, the Improvements or the Fixtures and Personal Property, including choses in action and causes of action (except those personal to Borrower), corporate and other business records, inventions, designs, promotional materials, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, claims for refunds or rebates of taxes, insurance surpluses, refunds or rebates of taxes and any letter of credit, guarantee, claim, security interest or other security held by or granted to Borrower to secure payment by an account debtor of any of the accounts of Borrower arising out of the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, and documents covering all of the foregoing; all accounts, accounts receivable, documents, instruments, money, deposit accounts, financial assets, investment property, funds deposited in accounts established with a bank, savings and loan association, trust company or other financial institution in connection with the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, including any reserve accounts or escrow accounts, and all investments of the funds and all other general intangibles;

             (viii)    all awards and other compensation paid
                       after the date of this Deed of Trust for any Condemnation (the "Condemnation
                       Awards");

             (ix) all proceeds of and all unearned premiums on the
                  Policies (the "Insurance Proceeds");

             (x) all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Land, the Improvements or the Fixtures and Personal Property;

             (xi) all books, records and other information,
                  wherever located, which are in Borrower's possession, custody or control or to which Borrower is entitled at law or in equity and which are related to the Property, including all computer or other equipment used to record, store, manage, manipulate or access the information (the "Books and Records");

             (xii) all deposits and letters of credit held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments together with interest thereon, if any (the "Accumulations") and the account or accounts in which such deposits are or may be held; and

             (xiii) all after-acquired title to or remainder or reversion in any of the property described in this Section; all additions, accessions and extensions to, improvements of and substitutions or replacements for any of such property; all products and all cash and non-cash proceeds, immediate or remote, of any sale or other disposition of any of such property, excluding sales or other dispositions of inventory in the ordinary course of the business of operating the Land or the Improvements; and all additional lands, estates, interests, rights or other property acquired by Borrower after the date of this Deed of Trust for use in connection with the Land and Improvements, all without the need for any additional mortgage, assignment, pledge or conveyance to Lender but Borrower will execute and deliver to Lender, upon Lender's request, any documents reasonably requested by Lender to further evidence the foregoing.

   Section 2.2.   Habendum Clause.  The Property is conveyed to
Trustee, TO HAVE AND TO HOLD the Property IN TRUST, FOREVER, for the purpose of securing the Note and the Obligations.

   Section 2.3.   Security Agreement.

        (a) This Deed of Trust is a real property deed of trust and also a "security agreement" and a "financing statement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all of Borrower's other right, title and interest, whether tangible or intangible, in the Property. By executing and delivering this Deed of Trust, Borrower grants to Trustee and Lender, as security for the Obligations, a security interest and assigns all right, title and interest in the Property to the full extent that any of the Property is personal property.

        (b) Borrower desires and intends that this Deed of Trust also constitute a Fixture Filing between Borrower as debtor and Lender as secured party, as defined in the Uniform Commercial Code. To this end, Borrower acknowledges that (i) this Deed of Trust covers goods which are or are to become fixtures on the Land; (ii) this financing statement is to be recorded; (iii) Borrower is the record owner of such property; (iv) products of collateral are also covered; (v) the debtor is Bedford Property Investors, Inc., a Maryland corporation whose address is 270 Lafayette Circle, Lafayette, California 94549;
(vi) the secured party is Teachers Insurance and Annuity Association of America, a New York corporation, whose address is 730 Third Avenue, New York, New York 10070; (vii) the record owner of the Property is Bedford Property Investors, Inc., a Maryland corporation, whose address is stated above. Except as otherwise provided in the Loan Documents, no financing statement in favor of any secured party other than Lender covering the personal property described herein or any portion thereof is on file in any public office. Provided that obsolete and worn-out articles may be removed concurrently with the replacement or renewal thereof with property of at least equal value or usefulness in the operation of the Property; Borrower will not otherwise remove or permit the removal of the collateral or any part thereof without the prior written permission of Lender.

   Section 2.4. Conditions to Grant. This Deed of Trust is made on the express condition that if Borrower pays and performs the Obligations in full in accordance with the Loan Documents, then unless expressly provided otherwise in the Loan Documents, the Loan Documents will be released at Borrower's expense.


                           ARTICLE III

                       OBLIGATIONS SECURED

   Section 3.1. The Obligations. This Deed of Trust secures the Principal, the Interest, the Late Charges, the Prepayment Premiums, the Expenses, any additional advances made by Lender in connection with the Property or the Loan and all other amounts payable under the Loan Documents (the "Debt") and also secures both the timely payment of the Debt as and when required and the timely performance of all other obligations and covenants to be performed under the Loan Documents (the "Obligations").


                            ARTICLE IV

                       TITLE AND AUTHORITY

   Section 4.1.   Title to the Property.

        (a) Subject to the conveyance effectuated by this Deed of Trust, Borrower has and will continue to have good and marketable title in fee simple absolute to the Land and the Improvements and good and marketable title to the Fixtures and Personal Property, in each case, free and clear of liens, encumbrances and charges except the Permitted Exceptions. To Borrower's knowledge, there are no facts or circumstances that might give rise to a lien, encumbrance or charge on the Property.

        (b) Borrower owns and will continue to own all of the other Property free and clear of all liens, encumbrances and charges except the Permitted Exceptions.

        (c) This Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to the Permitted Exceptions.

   Section 4.2.   Authority.

        (a) Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the Laws of the state or commonwealth in which it was organized or incorporated and
(ii) duly qualified to conduct business, in good standing, in the state or commonwealth where the Property is located.

        (b) Borrower has and will continue to have all approvals required by Law or otherwise and full right, power and authority to
(i) own and operate the Property and carry on Borrower's business as now conducted or as proposed to be conducted; (ii) execute and deliver the Loan Documents; (iii) grant, mortgage, warrant the title to, convey, assign and pledge the Property to Lender pursuant to the provisions of this Deed of Trust; and (iv) perform the Obligations.

        (c) The execution and delivery of the Loan Documents and the performance of the Obligations do not and will not conflict with or result in a default under any Laws or any Leases or Property Documents and do not and will not conflict with or result in a default under any agreement binding upon any party to the Loan Documents.

        (d) The Loan Documents constitute and will continue to constitute legal, valid and binding obligations of all parties to the Loan Documents enforceable in accordance with their respective terms.

   Section 4.3. No Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

   Section 4.4. Litigation. There are no Proceedings or, to Borrower's knowledge, investigations against or affecting Borrower or the Property and, to Borrower's knowledge, there are no facts or circumstances that might give rise to a Proceeding or an investigation against or affecting Borrower or the Property. Borrower will give Lender prompt notice of the commencement of any Proceeding or investigation against or affecting the Property or Borrower which could have a material adverse effect on the Property or on Lender's interests in the Property or under the Loan Documents. Borrower also will deliver to Lender such additional information relating to the Proceeding or investigation as Lender may request from time to time.


                            ARTICLE V

             PROPERTY STATUS, MAINTENANCE AND LEASES

   Section 5.1.   Status of the Property.

        (a) Borrower has obtained and will maintain in full force and effect all certificates, licenses, permits and approvals that are issued or required by Law or by any entity having jurisdiction over the Property or over Borrower or that are necessary for the Permitted Use, for occupancy and operation of the Property for the conveyance described in this Deed of Trust and for the conduct of Borrower's business on the Property in accordance with the Permitted Use.

        (b) The Property is and will continue to be serviced by all public utilities required for the Permitted Use of the Property.

        (c) All roads and streets necessary for service of and access to the Property for the current or contemplated use of the Property have been completed and are and will continue to be serviceable, physically open and dedicated to and accepted by the Government for use by the public.

        (d)  The Property is free from damage caused by a Casualty.

        (e) Except as disclosed in writing to Lender, all costs and expenses of labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

   Section 5.2. Maintenance of the Property. Borrower will maintain the Property in thorough repair and good and safe condition, suitable for the Permitted Use, including, to the extent necessary, replacing the Fixtures and Personal Property with property at least equal in quality and condition to that being replaced and free of liens. Borrower will not erect any new buildings, building additions or other structures on the Land or otherwise materially alter the Improvements without Lender's prior consent which may be withheld in Lender's sole discretion. Lender shall be deemed to have consented if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein. In the event that Borrower does not manage the Property itself, the Property will be managed by a property manager satisfactory to Lender pursuant to a management agreement satisfactory to Lender and terminable by Borrower upon 30 days notice to the property manager.

   Section 5.3. Change in Use. Borrower will use and permit the use of the Property for the Permitted Use and for no other purpose.


   Section 5.4. Waste. Borrower will not commit or permit any waste (including economic and non-physical waste), impairment or deterioration of the Property or any alteration, demolition or removal of any of the Property, excluding any tenant alterations of a non-structural nature, without Lender's prior consent which may be withheld in Lender's sole discretion. Lender shall be deemed to have consented if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein.

   Section 5.5. Inspection of the Property. Subject to the rights of tenants under the Leases, Lender has the right to enter and inspect the Property on reasonable prior notice, except during the existence of an Event of Default, when no prior notice is required. Lender has the right to engage an independent expert to review and report on Borrower's compliance with Borrower's obligations under this Deed of Trust to maintain the Property, comply with Law and refrain from waste, impairment or deterioration of the Property and the alteration, demolition or removal of any of the Property except as may be permitted by the provisions of this Deed of Trust. If the independent expert's report discloses material failure to comply with such obligations or if Lender engages the independent expert after the occurrence of an Event of Default, then the independent expert's review and report will be at Borrower's expense, payable within 3 days after demand.

   Section 5.6.   Leases and Rents.

        (a) Borrower assigns the Leases and the Rents to Lender absolutely and unconditionally, but subject to a license back to Borrower of the right to collect the Rents unless and until an Event of Default occurs at which time the license will terminate automatically, all as more particularly set forth in the Assignment, the provisions of which are incorporated in this Deed of Trust by reference.

        (b) Borrower appoints Lender as Borrower's attorney-in-fact to execute unilaterally and record, at Lender's election, a document subordinating this Deed of Trust to the Leases, provided that the subordination will not affect (i) the priority of Lender's entitlement to Insurance Proceeds or Condemnation Awards or (ii) the priority of this Deed of Trust over intervening liens or liens arising under or with respect to the Leases.

   Section 5.7. Parking. Borrower will provide, maintain, monitor and light parking areas within the Property, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate the greatest of: (i) the number of parking spaces required by Law; or (ii) the number of parking spaces required by the Leases and the Property Documents. The parking areas will be reserved and used exclusively for ingress, egress and parking for Borrower and the tenants under the Leases and their respective employees, customers and invitees and in accordance with the Leases and the Property Documents.

   Section 5.8. Separate Tax Lot. The Property is and will remain assessed for real estate tax purposes as one or more wholly independent tax lots, separate from any property that is not part of the Property.

   Section 5.9.   Changes in Zoning or Restrictive Covenants.
Borrower will not (i) initiate, join in or consent to any change in any Laws pertaining to zoning, any restrictive covenant or other restriction which would restrict the Permitted Uses for the Property;
(ii) permit the Property to be used to fulfil any requirements of Law for the construction or maintenance of any improvements on property that is not part of the Property; (iii) permit the Property to be used for any purpose not included in the Permitted Use; or (iv) impair the integrity of the Property as a single, legally subdivided zoning lot separate from all other property.

   Section 5.10. Lender's Right to Appear. If Lender determines, in its sole discretion, that Borrower is not adequately protecting Lender's interest in the Property, upon written notice to Borrower, except in the case of an emergency, Lender has the right to appear in and defend any Proceeding brought regarding the Property and to bring any Proceeding, in the name and on behalf of Borrower or in Lender's name.


                            ARTICLE VI

                  IMPOSITIONS AND ACCUMULATIONS

   Section 6.1.   Impositions.

        (a) Borrower will pay each Imposition, unless the Imposition is payable directly by the tenant, at least 15 days before the date (the "Imposition Penalty Date") that is the earlier of (i) the date on which the Imposition becomes delinquent and (ii) the date on which any penalty, interest or charge for non-payment of the Imposition accrues. If the Imposition is to be paid directly by a tenant, Borrower shall deliver to Lender proof, in form and content acceptable to Lender, of tenant's payment of such Imposition 15 days before the Imposition Penalty Date.

        (b) At least 10 days before each Imposition Penalty Date, Borrower will deliver to Lender a receipted bill or other evidence of payment.

        (c) Borrower, at its own expense, may contest any Taxes or Assessments, provided that the following conditions are met:

             (i)  not less than 30 days prior to the Imposition
                  Penalty Date, Borrower delivers to Lender notice of the proposed contest;

             (ii) the contest is by a Proceeding promptly
                  initiated and conducted diligently and in good faith;

             (iii)     there is no Event of Default;

             (iv) Borrower pays the contested Taxes or Assessments
                  under protest;

             (v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

             (vi) the Proceeding precludes imposition of criminal
                  or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit; and

             (vii) Borrower either (a) deposits with the Accumulations Depositary reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the contested Taxes or Assessments, together with all interest and penalties, or (b) Borrower pays all of the contested Taxes or Assessments under protest.

        (d) Installment Payments. If any future Assessment is payable in installments, Borrower will nevertheless pay the Assessment in its entirety on the day the first installment becomes due and payable or a lien, unless Lender, in its sole discretion, approves payment of the Assessment in installments.

   Section 6.2.   Accumulations.

        (a) If required by Lender pursuant to Subsection 6.2(j) hereof, Borrower will make an initial deposit with either Lender or a mortgage servicer or financial institution designated or approved by Lender from time to time to receive, hold and disburse the Accumulations in accordance with this Section (the "Accumulations Depositary"). On the first day of each calendar month during the Term, Borrower will deposit with the Accumulations Depositary an amount equal to one-twelfth (1/12) of the annual Taxes and Assessments as determined by Lender or its designee. At least 45 days before each Imposition Penalty Date, Borrower will deliver to the Accumulations Depositary any bills and other documents that are necessary to pay the Taxes and Assessments.

        (b) The Accumulations will be applied to the payment of Taxes and Assessments. Any excess Accumulations after payment of Taxes and Assessments will be returned to Borrower or credited against future payments of the Accumulations, at Lender's election or as required by Law. If the Accumulations are not sufficient to pay Taxes and Assessments, Borrower will pay the deficiency to the Accumulations Depositary within 5 days of demand. At any time after an Event of Default occurs, Lender may apply the Accumulations as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (c)  The Accumulations Depositary will hold the
Accumulations as additional security for the Obligations until applied in accordance with the provisions of this Deed of Trust. If Lender is not the Accumulations Depositary, the Accumulations Depositary will deliver the Accumulations to Lender upon Lender's demand at any time after an Event of Default.

        (d) If the Property is sold or conveyed, other than by foreclosure or transfer in lieu of foreclosure, and the Property remains subject to this Deed of Trust, all right, title and interest of Borrower to the Accumulations will automatically, and without necessity of further assignment, be held for the account of the new owner, subject to the provisions of this Section and Borrower will have no further interest in the Accumulations.

        (e) Borrower waives all right to demand, receive or collect any interest or other return on the Accumulations which will be held in a non-interest bearing account (except as required by Law) and may be commingled with other monies held by the Accumulations
Depositary and will not be held in trust.

        (f) Lender has the right to pay, or to direct the Accumulations Depositary to pay, any Taxes or Assessments unless Borrower is contesting the Taxes or Assessments in accordance with the provisions of this Deed of Trust, in which event any payment of the contested Taxes or Assessments will be made under protest in the manner prescribed by Law or, at Lender's election, will be withheld.

        (g) If Lender assigns this Deed of Trust, Lender will pay, or cause the Accumulations Depositary to pay, the unapplied balance of the Accumulations to or at the direction of the assignee. Simultaneously with the payment, Lender and the Accumulations Depositary will be released from all liability with respect to the Accumulations and Borrower will look solely to the assignee with respect to the Accumulations. When the Obligations have been fully satisfied, any unapplied balance of the Accumulations will be returned to Borrower.

        (h) Notwithstanding the requirements set forth in subsections (a) through (g) of this Section 6.2 and provided Borrower pays the Taxes and Assessments to the taxing authority when due, as an alternative to the requirements set forth in subsections (a) through
(g), subject to the limitation in subsection 6.2(j) hereof, at Closing, Borrower shall, at Borrower's option, either (1) deposit an amount equal to the annual real estate taxes for the Property next due in an interest bearing account with an agent acceptable to Lender or approved by Lender or (2) deposit a Letter of Credit equal to such amount in a form satisfactory to Lender, which Letter of Credit shall be renewed from time to time at least 30 days prior to the expiration date thereof, pursuant to an agreement satisfactory to Lender to be held by a depository, satisfactory to Lender, in Lender's sole discretion. The amount deposited pursuant to this Subsection 6.2(h) shall be held as additional security for the Obligations for the term of the Loan. So long as there is no default under the Loan Documents and so long as Borrower has deposited the required amount or provided Lender with an acceptable Letter of Credit, Borrower shall pay real estate taxes for the Property directly to the appropriate tax authority.

        (i)  So long as there is no default under the Loan
Documents, real estate tax escrows will not be required for any tenant with a credit rating equivalent to a Standard and Poors rating of BBB-if the tenant's lease states that real estate taxes are to be paid directly by the tenant and Borrower provides Lender written evidence within 30 days after payment verifying payment of real estate taxes.

        (j) If there is an Event of Default, Lender may, in Lender's sole discretion, in addition to all of its other rights and remedies under the Loan Documents, draw down on the deposited amount or Letter of Credit, as the case may be, to pay the real estate taxes and require Borrower to comply with the provisions set forth in subsections 6.2(a) through (g) hereof rather than the provisions of Subsection 6.2(h) hereof, and the requirement to make such deposits shall not relieve Borrower of the obligation to remedy and cure the Event of Default.

   Section 6.3. Changes in Tax Laws. If a Law requires the deduction of the Debt from the value of the Property for the purpose of taxation or imposes a tax, either directly or indirectly, on the Debt, any Loan Document or Lender's interest in the Property, Borrower will pay the tax with interest and penalties, if any. If Lender determines that Borrower's payment of the tax may be unlawful, unenforceable, usurious or taxable to Lender, the Debt will become immediately due and payable on 60 days' prior notice unless the tax must be paid within the 60-day period, in which case, the Debt will be due and payable within the lesser period in accordance with this
Section 6.3. Notwithstanding anything herein to the contrary, no Prepayment Premium or Evasion Premium (as such terms are defined in the Note) shall be due or payable in the event that all or any portion of the Debt is prepaid as a result of the payment to Lender of the Debt pursuant to this Section 6.3.


                           ARTICLE VII

                INSURANCE, CASUALTY, CONDEMNATION
                         AND RESTORATION

   Section 7.1.   Insurance Coverages.

        (a) Borrower will maintain such insurance coverages and endorsements in form and substance and in amounts as Lender may require in its sole discretion, from time to time. Until Lender notifies Borrower of changes in Lender's requirements, Borrower will maintain not less than the insurance coverages and endorsements Lender required for closing of the Loan for all insurance except earthquake insurance. Borrower will maintain not less than a $20,000,000 earthquake insurance policy.

        (b) The insurance, including renewals, required under this Section will be issued on valid and enforceable policies and
endorsements satisfactory to Lender (the "Policies").     Each Policy
will contain a standard waiver of subrogation and a replacement cost endorsement and will provide that Lender will receive not less than 30 days' prior written notice of any cancellation, termination or non-renewal of a Policy or any material change other than an increase in coverage and that Lender will be named under a standard mortgage endorsement as loss payee.

        (c) The insurance companies issuing the Policies (the "Insurers") must be authorized to do business in the State or Commonwealth where the Property is located, must have been in business for at least 5 years, must carry an A.M. Best Company, Inc. policy holder rating of A or better and an A.M. Best Company, Inc. financial category rating of Class X or better and must be otherwise satisfactory to Lender. Lender may select an alternative credit rating agency and may impose different credit rating standards for the Insurers. Notwithstanding Lender's right to approve the Insurers and to establish credit rating standards for the Insurers, Lender will not be responsible for the solvency of any Insurer.

        (d)  Notwithstanding Lender's rights under this Article,
Lender will not be liable for any loss, damage or injury resulting from the inadequacy or lack of any insurance coverage.

        (e) Borrower will comply with the provisions of the Policies and with the requirements, notices and demands imposed by the Insurers and applicable to Borrower or the Property.

        (f) Borrower will pay the Insurance Premiums for each Policy not less than 5 days before the expiration date of the Policy being replaced or renewed and will deliver to Lender an original or, if a blanket policy, a certified copy of each Policy marked "Paid" not less than 15 days prior to the expiration date of the Policy being replaced or renewed.

        (g) Borrower will not carry separate insurance concurrent in kind or form or contributing in the event of loss with any other insurance carried by Borrower.

        (h) Borrower will not carry any of the insurance required under this Section on a blanket or umbrella policy without in each instance Lender's prior approval which may be withheld in Lender's sole discretion. If Lender approves, Borrower will deliver to Lender a certified copy of the blanket policy which will allocate to the Property the amount of coverage required under this Section and otherwise will provide the same coverage and protection as would a separate policy insuring only the Property. Lender shall be deemed to have approved the policy if it has not responded within 30 days of receipt of Borrower's written request to the Lender at the addresses set forth herein.

        (i) Borrower will give the Insurers prompt notice of any change in ownership or occupancy of the Property. This subsection does not abrogate the prohibitions on transfers set forth in this Deed of Trust.

        (j) If the Property is sold at a foreclosure sale or otherwise is transferred so as to extinguish the Obligations, all of Borrower's right, title and interest in and to the Policies then in force will be transferred automatically to the purchaser or transferee.

   Section 7.2.   Casualty and Condemnation.

        (a) Borrower will give Lender notice of any Casualty promptly after it occurs and will give Lender notice of any Condemnation Proceeding promptly after Borrower receives notice of commencement or notice that such a Condemnation Proceeding will be
commencing.   Borrower promptly will deliver to Lender copies of all
documents Borrower delivers or receives relating to the Casualty or the Condemnation Proceeding, as the case may be.

        (b) Borrower authorizes Lender, at Lender's option, to act on Borrower's behalf to collect, adjust and compromise any claims for loss, damage or destruction under the Policies on such terms as Lender determines in Lender's sole discretion. If there is no Event of Default which remains uncured within the applicable cure period, Lender shall consult with Borrower before collecting, adjusting or compromising said claims. Borrower authorizes Lender to act, at Lender's option, on Borrower's behalf in connection with any Condemnation Proceeding. Borrower will execute and deliver to Lender all documents requested by Lender and all documents as may be required by Law to confirm such authorizations. Nothing in this Section will be construed to limit or prevent Lender from joining with Borrower either as a co-defendant or as a co-plaintiff in any Condemnation Proceeding.

        (c) If Lender elects not to act on Borrower's behalf as provided in this Section, then Borrower promptly will file and prosecute all claims (including Lender's claims) relating to the Casualty and will prosecute or defend (including defense of Lender's interest) any Condemnation Proceeding. Borrower will have the authority to settle or compromise the claims or Condemnation Proceeding, as the case may be, provided that Lender has approved in Lender's sole discretion any compromise or settlement that exceeds $250,000.00. Any check for Insurance Proceeds or Condemnation Awards, as the case may be (the "Proceeds") will be made payable to Lender and Borrower. Borrower will endorse the check to Lender immediately upon Lender presenting the check to Borrower for endorsement or if Borrower receives the check first, will endorse the check immediately upon receipt and forward it to Lender. If any Proceeds are paid to Borrower, Borrower immediately will deposit the Proceeds with Lender, to be applied or disbursed in accordance with the provisions of this Deed of Trust. Lender will be responsible for only the Proceeds actually received by Lender.

   Section 7.3. Application of Proceeds. After deducting any third party and out-of-pocket costs incurred by Lender in collecting the Proceeds, Lender may, in its sole discretion, (i) apply the Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion of the Debt; (ii) apply the Proceeds to restore the Improvements, provided that Lender will not be obligated to see to the proper application of the Proceeds and provided further that any amounts released for Restoration will not be deemed a payment on the Debt; or (iii) deliver the Proceeds to Borrower.

   Section 7.4.   Conditions to Availability of Proceeds for
Restoration.   Notwithstanding the preceding Section, after a Casualty
or a Condemnation (a "Destruction Event"), Lender will make the Proceeds (less any third party and out-of-pocket costs incurred by Lender in collecting the Proceeds) available for Restoration in accordance with the conditions for disbursements set forth in the Section entitled "Restoration", provided that the following conditions are met:


             (i)  Bedford Property Investors, Inc. or the
                  transferee under a Permitted Transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;

             (ii) no monetary default under the Loan Documents
                  exists at the time of the Destruction Event and no Event of Default has occurred during the 12 months prior to the Destruction Event;

             (iii) all Leases in effect immediately prior to the Destruction Event and all Property Documents in effect immediately prior to the Destruction Event that are essential to the use and operation of the Property continue in full force and effect notwithstanding the Destruction Event;

             (iv) if the Destruction Event is a Condemnation,
                  Borrower delivers to Lender evidence reasonably satisfactory to Lender that the Improvements can be restored to an economically and architecturally viable unit;

             (v) Borrower delivers to Lender evidence reasonably satisfactory to Lender that the Proceeds are sufficient to complete Restoration or if the Proceeds are insufficient to complete Restoration, Borrower first deposits with Lender funds ("Additional Funds") that when added to the Proceeds will be sufficient to complete Restoration;

             (vi) if the Destruction Event is a Casualty, Borrower
                  delivers to Lender evidence reasonably
                  satisfactory to Lender that the Insurer under each affected Policy has not denied liability under the Policy as to Borrower or the insured under the Policy;

             (vii) Lender is reasonably satisfied that the proceeds of any business interruption insurance in effect together with other available gross revenues from the Property are sufficient to pay Debt Service Payments after paying the Impositions, Insurance Premiums, reasonable and customary operating expenses and capital expenditures until Restoration is complete;

             (viii) Lender is reasonably satisfied that Restoration will be completed on or before the date (the "Restoration Completion Date") that is the earliest of: (A) 12 months prior to the Maturity Date; (B) 12 months after the Destruction Event; (C) the earliest date required for completion of Restoration under any Lease or any Property Document; or (D) any date required by Law; and

             (ix) the annual Rents (excluding security deposits)
                  under Leases in effect on the date of the Destruction Event are providing debt service coverage for the annual Debt Service Payments of
                  1.15 after payment of annual Insurance Premiums, Impositions and operating expenses of the Property (including ground rent, if any), provided that, if the Rents do not provide such debt service coverage, then Borrower expressly authorizes and directs Lender to apply an amount from the Proceeds to reduction of Principal in order to reduce the annual Debt Service Payments sufficiently for such debt service coverage to be achieved. The reduced debt service payments will be calculated using the Fixed Interest Rate and an amortization schedule that will achieve the same proportionate amortization of the reduced Principal over the then remaining Term as would have been achieved if the Principal and the originally scheduled Debt Service Payments had not been reduced. Borrower will execute any documentation that Lender deems reasonably necessary to evidence the reduced Principal and debt service payments.

   Section 7.5.   Restoration.

        (a) If the total Proceeds for any Destruction Event are $250,000.00 or less and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse to Borrower the entire amount received by Lender and Borrower will commence Restoration promptly after the Destruction Event and complete Restoration not later than the Restoration Completion Date.

        (b) If the Proceeds for any Destruction Event exceed $250,000.00 and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse the Proceeds and any Additional Funds (the "Restoration Funds") upon Borrower's request as Restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs, provided that the following conditions are met:

             (i) Borrower commences Restoration promptly after the Destruction Event and completes Restoration on or before the Restoration Completion Date;

             (ii) if Lender requests, Borrower delivers to Lender
                  prior to commencing Restoration, for Lender's approval, plans and specifications and a detailed budget for the Restoration;

             (iii) Borrower delivers to Lender reasonably satisfactory evidence of the costs of Restoration incurred prior to the date of the request, and such other documents as Lender may request including mechanics' lien, waivers and title insurance endorsements;

             (iv) Borrower pays all costs of Restoration whether
                  or not the Restoration Funds are sufficient and, if at any time during Restoration, Lender determines that the undisbursed balance of the Restoration Funds is insufficient to complete Restoration, Borrower shall either: (1) deposit with Lender, as part of the Restoration Funds, an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender; or (2) provide Lender with a letter of credit, in form and content satisfactory to Lender, in an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender ; and

             (v) there is no default under the Loan Documents at the time Borrower requests funds or at the time
                  Lender disburses funds.

        (c) If an Event of Default occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for Restoration and may apply any remaining Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (d) Lender may elect at any time prior to commencement of Restoration or while work is in progress to retain, at Borrower's expense, an independent engineer or other consultant to review the plans and specifications, to inspect the work as it progresses and to provide reports. If any matter included in a report by the engineer or consultant engaged by Lender is not in compliance with approved plans and specifications, Lender may suspend disbursement of the Restoration Funds until the matters contained in the report are resolved to Lender's satisfaction.

        (e) If Borrower fails to commence and complete Restoration in accordance with the terms of this Article, then in addition to the Remedies, Lender may elect to restore the Improvements on Borrower's behalf and reimburse itself out of the Restoration Funds for costs and expenses incurred by Lender in restoring the Improvements, or Lender may apply the Restoration Funds as a credit against any portion of the Debt selected by Lender in its sole discretion.

        (f) Lender may commingle the Restoration Funds with its general assets and will not be liable to pay any interest or other return on the Restoration Funds unless otherwise required by Law. Lender will not hold any Restoration Funds in trust. Lender may elect to deposit the Restoration Funds with a depositary satisfactory to Lender under a disbursement and security agreement satisfactory to Lender.

        (g) Borrower will pay all of Lender's out-of-pocket and third party expenses incurred in connection with a Destruction Event or Restoration. If Borrower fails to do so, then in addition to the Remedies, Lender may from time to time reimburse itself out of the Restoration Funds.

        (h) Any excess Proceeds, excluding any proceeds from business interruption insurance maintained by Borrower, remaining after Restoration less than $100,000, shall be delivered to Borrower. If the excess Proceeds remaining after Restoration are more than $100,000, Lender may elect, in its sole discretion to apply any excess as a credit against any portion of the Debt as selected by Lender in its sole discretion or to deliver the excess to Borrower.


                           ARTICLE VIII

                COMPLIANCE WITH LAW AND AGREEMENTS

   Section 8.1. Compliance with Law. Borrower, the Property and the use of the Property comply and will continue to comply with Law and with all agreements and conditions necessary to preserve and extend all rights, licenses, permits, privileges, franchises and concessions (including zoning variances, special exceptions and non-conforming uses) relating to the Property or Borrower. Borrower will notify Lender of the commencement of any investigation or Proceeding relating to a possible violation of Law immediately after Borrower receives notice thereof and, will deliver promptly to Lender copies of all documents Borrower receives or delivers in connection with the investigation or Proceeding. Borrower will not alter the Property in any manner that would increase Borrower's responsibilities for compliance with Law.

   Section 8.2. Compliance with Agreements. There are no defaults, events of defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Documents. Borrower will pay and perform all of its obligations under the Property Documents as and when required by the Property Documents. Borrower will cause all other parties to the Property Documents to pay and perform their obligations under the Property Documents as and when required by the Property Documents. Borrower will not amend or waive any provisions of the Property Documents; exercise any options under the Property Documents; give any approval required or permitted under the Property Documents that would adversely affect the Property or Lender's rights and interests under the Loan Documents; cancel or surrender any of the Property Documents; or release or discharge or permit the release or discharge of any party to or entity bound by any of the Property Documents, without, in each instance, Lender's prior approval (excepting therefrom all service contracts or other agreements entered into in the normal course of business that are cancelable upon not more than 30 days notice). Lender shall be deemed to have approved the same if it has not responded within 90 days of receipt of Borrower's written request to Lender at the addresses set forth herein. Borrower will deliver promptly to Lender copies of any notices of default or of termination that Borrower receives or delivers relating to any Property Document.

   Section 8.3.   ERISA Compliance.

        (a) Borrower is not and will continue not to be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") that is subject to Title I of ERISA or a "plan" as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and Borrower's assets do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

        (b) Borrower is not and will continue not to be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with Borrower are not and will not be subject to any Laws regulating investments of and fiduciary obligations with respect to governmental plans.

        (c) Borrower will not engage in any transaction which would cause any obligation or any action under the Loan Documents, including Lender's exercise of the Remedies, to be a non-exempt prohibited transaction under ERISA.

   Section 8.4. Section 6045(e) Filing. Borrower will supply or cause to be supplied to Lender either (i) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Borrower's attorney or other person responsible for the preparation of the form, together with a certificate from the person who prepared the form to the effect that the form has, to the best of the preparer's knowledge, been accurately prepared and that the preparer will timely file the form; or (ii) a certification from Borrower that the Loan is a refinancing of the Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Under no circumstances will Lender or Lender's counsel be obligated to file the reports or returns.


                            ARTICLE IX

                          ENVIRONMENTAL

   Section 9.1.   Environmental Representations and Warranties.

   Except as disclosed in the Environmental Report and to Borrower's knowledge as of the date of this Deed of Trust:

             (i) no Environmental Activity has occurred or is occurring on the Property other than the use, storage, and disposal of Hazardous Substances which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws and (C) has not resulted in Material Environmental Contamination of the Property; and

             (ii) no Environmental Activity has occurred or is
                  occurring on any property in the vicinity of the Property which has resulted in Material
                  Environmental Contamination of the Property.

   Section 9.2.   Environmental Covenants.

        (a)  Borrower will not cause or permit any Material
Environmental Contamination of the Property.

        (b) No Environmental Activity will occur on the Property other than the use, storage and disposal of Hazardous Substances which
(A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws; and
(C) does not create a risk of Material Environmental Contamination of the Property.

        (c) Borrower will notify Lender promptly upon Borrower becoming aware of (i) any Material Environmental Contamination of the Property or (ii) any Environmental Activity with respect to the Property that is not in accordance with the preceding subsection (b). Borrower promptly will deliver to Lender copies of all documents delivered to or received by Borrower regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any Material Environmental Contamination of the Property or Environmental Activity or concerning Borrower's status as a potentially responsible party (as defined in the Environmental Laws). Borrower's notification of Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Loan Documents resulting from the violation of Environmental Laws or the Material Environmental Contamination of the Property or Environmental Activity that is the subject of the notice. If Borrower receives notice of a suspected violation of Environmental Laws in the vicinity of the Property that poses a risk of Material Environmental Contamination of the Property, Borrower will give Lender notice and copies of any documents received relating to such suspected violation.


        (d) From time to time at Lender's request, Borrower will deliver to Lender any information known and documents available to Borrower relating to the environmental condition of the Property.

        (e) Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Borrower's compliance with this Section on an annual basis or at any time for reasonable cause or after an Event of Default. In connection with the assessment: (i) Lender or consultant may enter and inspect the Property and perform tests of the air, soil, ground water and building materials; (ii) Borrower will cooperate and use best efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant; (iii) Borrower will receive a copy of any final report prepared after the assessment, to be delivered to Borrower not more than 10 days after Borrower requests a copy and executes Lender's standard confidentiality and waiver of liability letter; (iv) Borrower will accept custody of and arrange for lawful disposal of any Hazardous Substances required to be disposed of as a result of the tests; (v) Lender will not have liability to Borrower with respect to the results of the assessment; (vi) Lender will not be responsible for any damage to the Property resulting from the tests described in this subsection and Borrower will look solely to the consultants to reimburse Borrower for any such damage and (vii) Borrower acknowledges that the results of the assessment are to be solely for Lender's benefit and Borrower may not rely on such results for any purpose. The consultant's assessment and reports will be at Borrower's expense (i) if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report or any environmental report previously ordered by Lender; (ii) if Lender engaged the consultant when Lender had reasonable cause to believe Borrower was not in compliance with the terms of this Article and, after written notice from Lender, Borrower failed to provide promptly reasonable evidence that Borrower is in compliance; or (iii) if Lender engaged the consultant or after the occurrence of an Event of Default.

        (f) If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to direct the Trustee to reconvey any portion of the Property affected by the Environmental Activity and Borrower will accept the reconveyance.

        (g)  Nothing herein shall require Borrower to indemnify
Lender for any Environmental Activity. Nothing herein shall be deemed to require Borrower to pay or perform any obligations required to be paid or performed by Borrower under that certain separate environmental indemnity agreement of even date herewith executed by Borrower. In the event that any obligation of this Deed of Trust is deemed to be substantially the same as any obligation required of Borrower under such environmental indemnity agreement, such obligation shall not be required hereunder and instead shall be required only under the separate environmental indemnity agreement.


                            ARTICLE X

                       FINANCIAL REPORTING

   Section 10.1.  Financial Reporting.

        (a) Borrower will deliver to Lender within 90 days after the close of each Fiscal Year an annual financial statement, certified by the chief financial officer of Borrower (the "Annual Financial Statement") for the Property for the Fiscal Year, which will include a comparative balance sheet, a cash flow statement, an income and expense statement, a detailed breakdown of all receipts and expenses and all supporting schedules. Upon request of Lender, Borrower will also deliver to Lender within 90 days after the close of each Fiscal Year the Form 10-K Annual Report to the Security and Exchange Commission for Borrower. The Annual Financial Statement for the Property will be:

             (i) accompanied by an opinion of the CPA that, in all material respects, the Annual Financial
                  Statement fairly presents the financial position of the Property;

             (ii) accompanied by an opinion of the chief financial
                  officer of Borrower that, in all material respects, the Annual Financial Statement fairly presents the financial position of the Property;

             (iii) separate and distinct from any consolidated statement or report for Borrower or any other entity or any other property.

   Section 10.2. Annual Budget. Not less than 30 days prior to the end of each Fiscal Year, Borrower will deliver to Lender, a detailed comparative budget (the "Budget") for the Property for the next succeeding Fiscal Year showing anticipated operating expenses, Insurance Premiums, Impositions, leasing commissions, capital improvement costs, tenant improvement costs and any other information Lender requests. Unless Lender notifies Borrower within 60 days after Lender receives the Budget that Lender disputes information in the Budget, the Budget as submitted will constitute the Budget for the next succeeding Fiscal Year. If Lender concludes in good faith that a Budget needs material revision, Borrower will submit a revised Budget to Lender, together with a detailed explanation of the revisions. Borrower waives any defense or right of offset to the Obligations, and any claim or counterclaim against Lender, arising out of any discussions between Borrower and Lender regarding any Budget or revised Budget delivered to Lender or the resolution of any disagreements relating to a Budget or revised Budget including any defense, right of offset, claim or counterclaim alleging in substance, that by virtue of such delivery, discussions or resolution, Lender has interfered with, influenced or controlled Borrower or the operations at the Property.


                            ARTICLE XI

                   EXPENSES AND DUTY TO DEFEND

   Section 11.1.  Payment of Expenses.

        (a)  Borrower is obligated to pay all fees and expenses
(the "Expenses") incurred by Lender, Trustee or that are otherwise payable in connection with the Loan, the Property or Borrower, including attorneys' fees and expenses and any fees and expenses relating to (i) the preparation, execution, acknowledgment, delivery and recording or filing of the Loan Documents; (ii) any Proceeding or other claim asserted against Lender; (iii) any inspection, assessment, survey and test permitted under the Loan Documents; (iv) any Destruction Event; (v) the preservation of Trustee's title, Lender's security and the exercise of any rights or remedies available at Law, in equity or otherwise; (vi) the Leases and the Property Documents; and (vii) any Proceeding in or for bankruptcy, insolvency, reorganization or other debtor relief or similar Proceeding relating to Borrower, the Property or any person liable under any guarantee, indemnity or other credit enhancement delivered in connection with the Loan.


        (b) Borrower will pay the Expenses promptly on demand, together with any applicable interest, premiums or penalties. If Lender pays any of the Expenses, Borrower will reimburse Lender the amount paid by Lender promptly upon demand, together with interest on such amount at the Fixed Interest Rate from the date Lender paid the Expenses through the fifth day after demand. Interest on such amount will be at the Default Interest Rate from the sixth day after demand through and including the date Borrower reimburses Lender. The Expenses together with any applicable interest, premiums or penalties constitute a portion of the Debt secured by this Deed of Trust.

   Section 11.2. Duty to Defend. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Property, Borrower or the Loan, Borrower will indemnify and hold harmless the party and will defend the party with attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Borrower's expense, to defend or to assist in the defense of the party. In all events, case strategy will be determined by Lender if Lender so elects and no Proceeding will be settled without Lender's prior approval which may be withheld in its sole discretion. Lender shall be deemed to have approved if it has not yet responded within 30 days of receipt of Borrower's written request to Lender at the addresses set forth herein, provided however, Lender shall not incur any liability or costs relating to any settlement pursuant to this Section 11.2.


                           ARTICLE XII

                TRANSFERS, LIENS AND ENCUMBRANCES

   Section 12.1.  Prohibitions on Transfers, Liens and
Encumbrances.

        (a) Borrower acknowledges that in making the Loan, Lender is relying to a material extent on the business expertise and net worth of Borrower and Borrower's general partners, members or principals and on the continuing interest that each of them has, directly or indirectly, in the Property. Accordingly, except as specifically set forth in this Deed of Trust, Borrower (i) will not, and will not permit its partners, members or principals to, effect a Transfer without Lender's prior approval, which may be withheld in Lender's sole discretion and (ii) will keep the Property free from all liens and encumbrances other than the lien of this Deed of Trust and the Permitted Exceptions. Lender shall be deemed to have approved a Transfer if it has not responded within 90 days of receipt of Borrower's written request providing any information required by Lender as to the proposed Transfer to the Lender at the addresses set forth herein. A "Transfer" is defined as any sale, grant, lease (other than bona fide third-party space leases with tenants), conveyance, assignment or other transfer of, or any encumbrance or pledge against, the Property, any interest in the Property, any interest of Borrower's partners, members or principals in the Property, or any change in Borrower's composition, in each instance whether voluntary or involuntary, direct or indirect, by operation of law or otherwise and including the grant of an option or the execution of an agreement relating to any of the foregoing matters. A Transfer shall not include the public trading of shares of the Borrower in accordance with applicable law.

        (b)  Borrower represents, warrants and covenants that:

             (i) Borrower is a publically traded Maryland corporation whose five largest shareholders as of August 1999 (the "Existing Shareholders") are: Bedford Preferred No. 1 Limited Partnership; Heitman PRA Security Advisors, Inc.; ICM Asset Management; Lend Lease Rosen Real Estate Securities, LLC; and Peter Bedford.

   Section 12.2.  Permitted Transfers.

        (a) Notwithstanding the prohibitions regarding Transfers, a Permitted Transfer (as defined in (b) below) may occur, providedthat the following conditions are met:

             (i) at least 30 days prior to the proposed Permitted Transfer, Borrower delivers to Lender a notice that is sufficiently detailed to enable Lender to determine that the proposed Permitted
                  Transfer complies with the terms of this Section;

             (ii) there is no default under the Loan Documents
                  either when Lender receives the notice or when the proposed Permitted Transfer occurs;

             (iii) the proposed Permitted Transfer will not result in a violation of any of the covenants contained in the Section entitled, "ERISA Compliance" and Borrower will deliver to Lender such documentation of compliance as Lender requests in its sole discretion;

             (iv) when Lender receives the notice and when the
                  proposed Permitted Transfer occurs, the
                  transferee has never been an adverse party to Lender in any litigation to which Lender was a party; the transferee has never defaulted on a loan from Lender or on any contract or other agreement with Lender; the transferee has never threatened litigation against Lender; and the transferee is free from bankruptcy (for purposes of this subsection "transferee" includes the transferee's constituent entities at all levels and "Lender" includes Lender's subsidiaries);

             (v) Borrower pays all of Lender's expenses relating to the Transfer including Lender's attorneys' fees regardless of whether or not the proposed
                  Transfer is consummated; and

             (vi) Lender is satisfied that the Property will
                  continue to be managed by a manager satisfactory to Lender.

        (b) Upon compliance with the conditions set forth in the preceding subsection, the following Transfers (the "Permitted
Transfers") may occur without Lender's prior consent as provided for in Section 12.1.

             (i) Transfers of shares in Borrower among the Existing Shareholders;

             (ii) Public trading of shares in Borrower in accordance with applicable law (for public trading of Borrower's shares, Borrower will not be required to notify Lender in the event of trading in its shares and Borrower shall not be required to reimburse the Lender for the review of trades); and

             (iii) A one-time sale of the Property together with the Property as defined in the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - California Properties) and the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Filing Financing Statement (Bedford Portfolio #4 - Arizona Property) both dated the date of this Deed of Trust, executed by Borrower and both of which also secure the Note ("Portfolio #4"), to one, unaffiliated, bona fide purchaser, provided that the following conditions are met:

                  (A)  the transferee has a net worth of at least
        $25,000,000;

                  (B)  the transferee is (i) an Institutional
        Investor or (ii) a developer or manager of first-class commercial real estate comparable to the Property and having a reputation in the industry at least equivalent to that of Borrower as of the date of this Deed of Trust;

                  (C) the transferee has expressly assumed the obligations of Borrower under the Property Documents and under the Loan Documents; and

                  (D) subsequent to the Transfer, the Property is managed by a property manager satisfactory to Lender; and

                  (E) Borrower pays to Lender a transfer fee of one-half percent (0.5%) of the outstanding Principal.

   Section 12.3. Right to Contest Liens. Borrower, at its own expense, may contest the amount, validity or application, in whole or in part, of any mechanic's, materialmen's or environmental liens in which event Lender will refrain from exercising any of the Remedies, provided that the following conditions are met:

             (i) Borrower delivers to Lender notice of the proposed contest not more than 30 days after the lien is filed;

             (ii) the contest is by a Proceeding promptly
                  initiated and conducted in good faith and with due diligence;

             (iii) there is no Event of Default other than the Event of Default arising from the filing of the lien;

             (iv) the Proceeding suspends enforcement of
                  collection of the lien, imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit;

             (v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Document;

             (vi) Borrower sets aside reserves or furnishes a bond
                  or other security satisfactory to Lender, in either case, in an amount sufficient to pay the claim giving rise to the lien, together with all interest and penalties, or Borrower pays the contested lien under protest; and

             (vii)     with respect to an environmental lien,
                       Borrower is using best efforts to mitigate or prevent any deterioration of the Property resulting from the alleged violation of any Environmental Laws or the alleged Environmental Activity.

   Section 12.4. Reconveyance Rights. Borrower may obtain the reconveyance from Trustee of the property listed in Exhibit A and the property listed in Exhibit A-1, Exhibit A-2 or Exhibit A-3 of the Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing Statement (Bedford Portfolio #4 - California Properties) and the property listed in Exhibit A of the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - Arizona Property), both dated the date of this Deed of Trust and both of which also secure the Note (each of the five described properties being referred to as a "Release Parcel") at any time more than 24 months after the execution of this Deed of Trust, provided that the following conditions are met for each reconveyance:

             (i)  Borrower shall not be entitled to the
                  reconveyance of more than two Release Parcels; one reconveyance of a Release Parcel shall be solely for the purpose of a sale and a transfer of the Release Parcel to a bona fide purchaser. The reconveyance of any Release Parcel shall occur simultaneously with the addition of one or more new properties to secure the Loan, in accordance with the provisions of Section 12.5 of this Deed of Trust and the securing of the lien of the Lender's mortgage to encumber the Substitution Property (as defined in Section 12.5);

             (ii) not less than 60 days prior to the proposed date of reconveyance, Borrower delivers to Lender a notice setting forth (A) the proposed date of the reconveyance, (B) the name of the proposed transferee (if the Release Parcel is adjacent to a property still covered by this Deed of Trust); (C) the intended use of the Release Parcel; and
                       (D) any other information reasonably
                       necessary for Lender to analyze the terms
                       of the reconveyance.   Not less than 30
                       days prior to the proposed reconveyance, Borrower will deliver to Lender a copy of the contract of sale or ground lease;

             (iii) on the date Borrower delivers to Lender notice of the proposed reconveyance and on the date of the reconveyance, there is no default under the Loan Documents on either the notice date or the release date;

             (iv) Borrower delivers to Lender evidence
                  satisfactory to Lender that Borrower has complied with any requirements of the Property Documents or the Leases applicable to the reconveyance, that the reconveyance does not violate any of the provisions of the Property Documents or the Leases and, to the extent necessary to comply with the Property Documents or the Leases, that the transferee has assumed all of Borrower's obligations relating to the Release Parcel under the Property Documents;

             (v) Borrower delivers to Lender an endorsement to Lender's title insurance policy satisfactory to Lender that (A) extends the effective date of the policy to the effective date of the reconveyance; (B) confirms no change in the priority of the lien of Lender's Deed of Trust on the balance of the Property and on the Portfolio #4 California and Arizona Properties or in the amount of coverage; (C) consents to the reconveyance; (D) waives any defense resulting from the reconveyance; (E) to the extent of the value of the Release Parcel, waives any right of subrogation; and (F) includes the Substitution Property (as defined in Section 12.5) or in the alternative a separate title insurance policy that affects the foregoing;

             (vi) not less than 10 days prior to the date of the
                  reconveyance, Borrower delivers to Lender consents to the reconveyance and substitution by entities holding liens affecting the Property or holding any other interest in the Property that would be affected by the reconveyance and substitution, including parties to any Property Documents or to any Leases;

             (vii) Borrower pays all expenses relating to the reconveyance of the Release Parcel and the addition of the Substitution Property, including Lender's reasonable attorney's fees if outside counsel is engaged by Lender;

             (viii) Borrower delivers to Lender copies of the executed documents evidencing the transfer of the Release Parcel as provided in subsection (i) above;

             (ix) Borrower delivers to Lender any other
                  information, approvals and documents reasonably required by Lender relating to the reconveyance and the substitution;

             (x) The remaining Property together with the remaining Portfolio #4 California and Arizona Properties together with the Substitution Property must have a loan to value ratio of no more than 65% and provide a debt service coverage ratio of at least 1.50 times the debt service coverage (in a manner reasonably determined by Lender); and

             (xi) Borrower must prepay 110% of the difference
                  between the Principal of the Loan allocable to the Release Parcel that is being released and 65% of the appraised value for the Substitution Property with a prepayment premium equal to the Prepayment Percentage (as defined in the Note) times the resulting difference. For purposes of this Subsection 12.4 (xi) only, if the prepayment premium payable hereunder is calculated on the Discounted Value (defined in the Note), then the discount rate used to calculate the prepayment premium shall equal the Discount Rate (defined in the Note) plus 50 basis points. Allocation of the original outstanding principal balance will be determined by Lender's appraisal at Closing. The additional 10% principal proceeds from a prepayment pursuant to this Subsection 12.4(xi) shall be applied at par to a pro-rata reduction of the Principal balance of the Loan allocated among the remaining Property, the remaining Portfolio #4 California and Arizona Properties and the Substitution Property.

   Section 12.5.  Substitution.  In conjunction with the
reconveyance of a Release Parcel (described in Section 12.4),
Borrower shall provide to Lender, as security for the Loan, the replacement and substitution of one or more new properties to secure the Loan, as provided herein (the "Substitution Property"). In connection with providing the Substitution Property, Borrower shall, at Borrower's expense, execute and deliver to Lender loan documents, including an additional deed of trust or mortgage, an assignment of leases, a UCC-1 financing statement, and any other document, including title policy, that Lender may require, in form and content acceptable to Lender in Lender's sole discretion, necessary in order to add the Substitution Property as collateral for the Loan. Borrower shall also provide for the Substitution Property all items required for the Property by the Loan Application and Commitment Agreement dated September 3, 1999 by and between Lender and Borrower for the Loan. Lender shall have the sole and absolute discretion to either approve or disapprove any proposed substitution, provided that such approval shall not be unreasonably withheld so long as the Substitution Property is (i) of comparable quality as the Release Parcel being replaced, and (ii) Borrower demonstrates to Lender's satisfaction that the Substitution Property has a fair market value of no less than 90% of the fair market value of the Release Parcel immediately prior to substitution. Lender shall be deemed to have approved the proposed substitution if it has not responded within 90 days of Borrower's written request providing all information required by Lender as to the proposed substitution at the addresses set forth herein. In all cases, Lender shall have 90 days to respond from the date of Lender's receipt of the last information provided by Borrower. Any substitutions shall be on terms and conditions acceptable to Lender and shall be subject to Lender's internal approval process. The Substitution Property together with the other properties comprising the Property and the Portfolio #4 California and Arizona Properties shall be subject to a maximum loan-to-value ratio of 65%, have, at a minimum, a debt service coverage ratio equal to 1.50, and a lease expiration profile acceptable to Lender. Furthermore, Lender will not approve a substitution that would negatively impact the loan portfolio with regard to its geographic diversity, credit risk, leasing pro formas, tenant quality, lease expiration risk and other similar factors, including the ability to legally cross-default and cross-collateralize the Substitution Property with the remainder of the portfolio, to be determined in Lender's sole discretion. Borrower shall provide Lender with such information and documentation (including leases and other property documents) as Lender shall deem necessary to make an informed decision and properly evaluate the proposed substitution. The Substitution Property will be required to have a value of not less than 90% of the fair market value of the Release Parcel to be reconveyed. Borrower shall be responsible for all costs and expenses, including, without limitation, reasonable attorney's fees (if outside counsel is engaged by Lender), incurred by Lender in connection with any proposed transaction along with title insurance premium and engineering, environmental and appraisal reports associated with such substitution.


                           ARTICLE XIII

       ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

   Section 13.1.  Further Assurances.

        (a) Borrower will execute, acknowledge and deliver to Lender or to any other entity Lender designates any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect Lender's first lien on and prior security interest in the Property or to carry out the intent or facilitate the performance of the provisions of the Loan Documents.

        (b) Borrower appoints Lender as Borrower's attorney-in-fact to perform, at Lender's election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender's election and only to the extent Borrower has failed 3 days after written notice to Borrower to comply with the terms of this Section.

   Section 13.2.  Estoppel Certificates.

        (a) Within 10 days of Lender's request, but in no case more often that twice in any 18 month period, except where Lender is selling all or part of the Loan Borrower will deliver to Lender or to any entity Lender designates a certificate certifying (i) the original principal amount of the Note; (ii) the unpaid principal amount of the Note; (iii) the Fixed Interest Rate; (iv) the amount of the then current Debt Service Payments; (v) the Maturity Date; (vi) the date a Debt Service Payment was last made; (vii) that, except as may be disclosed in the statement, there are no defaults or events which, with the passage of time or the giving of notice, would constitute an Event of Default; and (viii) there are no offsets or defenses against any portion of the Obligations except as may be disclosed in the statement.

        (b) If Lender requests, Borrower promptly will deliver to Lender or to any entity Lender designates a certificate from each party to any Property Document, certifying that the Property Document is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Document and that there are no defenses or offsets against the performance of its obligations under the Property Document.

        (c) If Lender requests, Borrower promptly will deliver to Lender, or to any entity Lender designates, a certificate from each tenant under a Lease then affecting the Property, certifying to any facts regarding the Lease as Lender may require, including that the Lease is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Lease by any party, that the rent has not been paid more than one month in advance and that the tenant claims no defense or offset against the performance of its obligations under the Lease.


                           ARTICLE XIV

                      DEFAULTS AND REMEDIES

   Section 14.1. Events of Default. The term "Event of Default" means the occurrence of any of the following events:

             (i) if Borrower fails to pay any amount due, as and when required, under any Loan Document and the failure continues for a period of 5 days;

             (ii) if Borrower makes a general assignment for the
                  benefit of creditors or generally is not paying, or is unable to pay, or admits in writing its inability to pay, its debts as they become due; or if Borrower or any other party commences any Proceeding (A) relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, in each instance with respect to Borrower; (B) seeking to have an order for relief entered with respect to Borrower; (C) seeking attachment, distraint or execution of a judgment with respect to Borrower; (D) seeking to adjudicate Borrower as bankrupt or insolvent;
                  (E) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or Borrower's debts; or (F) seeking appointment of a Receiver, trustee, custodian, conservator or other similar official for Borrower or for all or any substantial part of Borrower's assets, provided that if the Proceeding is commenced by a party other than Borrower or any of Borrower's general partners or members, Borrower will have 120 days to have the Proceeding dismissed or discharged before an Event of Default occurs;

             (iii) if Borrower is in default beyond any applicable grace and cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement encumbering the Property whether junior or senior to the lien of this Deed of Trust;

             (iv) if Borrower is in default beyond any applicable
                  grace and cure period under the loan documents described in the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - California Properties) and/or the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - Arizona Property) evidencing and securing the Loan made by Lender in favor of Borrower pursuant to the Note and encumbering the Portfolio #4;

             (v) if a Transfer occurs except in accordance with the provisions of this Deed of Trust;

             (vi) if Borrower abandons the Property or ceases to
                  conduct its business at the Property; or

             (vii) if there is a default in the performance of any other provision of any Loan Document or if there is any inaccuracy or falsehood in any representation or warranty contained in any Loan Document which is not remedied within 30 days after Borrower receives notice thereof, provided that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the 30-day period and during that period Borrower commences to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the 30-day period will be extended for a reasonable period not to exceed 120 days after the notice to Borrower.

   Section 14.2.  Remedies.

        (a) If an Event of Default occurs, Lender may take any of the following actions (the "Remedies") without notice to Borrower:

             (i)  declare all or any portion of the Debt
                  immediately due and payable ("Acceleration");

             (ii) pay or perform any Obligation;

             (iii)     institute a Proceeding for the specific
                       performance of any Obligation;

             (iv) apply for and obtain the appointment of a
                  Receiver to be vested with the fullest powers permitted by Law, without bond being required, which appointment may be made ex parte, as a matter of right and without regard to the value of the Property, the amount of the Debt or the solvency of Borrower or any other person liable for the payment or performance of any portion of the Obligations;

             (v) directly, by its agents or representatives or through a Receiver appointed by a court of competent jurisdiction, enter on the Land and Improvements, take possession of the Property, dispossess Borrower and exercise Borrower's rights with respect to the Property, either in Borrower's name or otherwise;

             (vi) institute a Proceeding for the foreclosure of
                  this Deed of Trust or, if applicable, sell by power of sale, all or any portion of the Property, in any court of competent jurisdiction;

             (vii) institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;

             (viii) instruct Trustee to commence a nonjudicial foreclosure of this Deed of Trust;

             (ix) exercise any and all rights and remedies granted
                  to a secured party under the Uniform Commercial
                  Code; and

             (x) pursue any other right or remedy available to Lender at Law, in equity or otherwise.

        (b) If an Event of Default occurs, the license granted to Borrower in the Loan Documents to collect Rents will terminate automatically without any action required of Lender.

        (c) If an Event of Default occurs, the power of sale granted to Trustee pursuant to this Deed of Trust shall become operative.

   Section 14.3.  General Provisions Pertaining to Remedies.

        (a) The Remedies are cumulative and may be pursued by Lender or Trustee concurrently or otherwise, at such time and in such order as Lender or Trustee may determine in their sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

        (b) The enumeration in the Loan Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender's or Trustee's rights with respect to the Remedies.

        (c) If Lender or Trustee exercises any of the Remedies, Lender will not be deemed a mortgagee-in-possession unless Lender has elected affirmatively to be a mortgagee-in-possession.

        (d) Lender and Trustee will not be liable for any act or omission of Lender or Trustee in connection with the exercise of the Remedies.

        (e) Lender's and Trustee's right to exercise any Remedy will not be impaired by any delay in exercising or failure to exercise the Remedy and the delay or failure will not be construed as extending any cure period or constitute a waiver of the default or Event of Default.

        (f) If an Event of Default occurs, Lender's payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

        (g) Lender's acceptance of partial payment or receipt of Rents will not extend or affect any grace period or constitute a waiver of a default or Event of Default or constitute a rescission of Acceleration.

   Section 14.4.  Foreclosure by Power of Sale.

        (a) Should Lender elect, following an Event of Default, to foreclose this Deed of Trust by exercise of the power of sale contained in this Deed of Trust, Lender will notify Trustee and deposit, if required by Trustee, with Trustee this Deed of Trust, the Note and such of the other Loan Documents as Trustee may require.

        (b) Upon receipt of the notice from Lender, Trustee will have recorded, published and delivered to Borrower any notice of default as is then required by Law. Trustee will, without demand on Borrower after lapse of any time as may then be required by Law and after notice of sale having been given as required by Law, sell the Property at the time and place of sale fixed by it in the notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Lender may direct Trustee so to do, at public auction to the highest bidder as provided by Law. Trustee will deliver to the purchaser of the Property a good and sufficient deed or deeds conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matter or fact will be conclusive proof of the truthfulness of the recitals. Any person, including Borrower, Trustee or Lender may purchase at the sale, and Borrower will warrant and defend the title of the purchaser.

        (c) After deducting all costs, fees and expenses of Lender and Trustee, including costs of evidence of title in connection with sale, Lender will apply the proceeds of sale in the following priority, to payment of (i) first, all sums expended under the terms of the Loan Documents, not then repaid, with accrued interest at the Default Rate; (ii) second, the Debt in such order as Lender determines; and (iii) the remainder, if any to the person or persons legally entitled to it.

        (d) Trustee may postpone sale of all or any portion of the Property as permitted by Law, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

        (e) A sale of less than the whole of the Property or any defective or irregular sale made under this Deed of Trust will not exhaust the power of sale provided for in this Deed of Trust; and subsequent sales may be made until the Obligations have been satisfied, or the entire Property sold, without defect or irregularity.

   Section 14.5. General Provisions Pertaining to Receiver and other Remedies.

        (a) If an Event of Default occurs and without notice to Borrower, any court of competent jurisdiction will, upon application by Lender, appoint a Receiver as designated in the application and issue an injunction prohibiting Borrower from interfering with the Receiver, collecting Rents, disposing of any Rents or any part of the Property, committing waste or doing any other act that will tend to affect the preservation of the Leases, the Rents and the Property and Borrower approves the appointment of the designated Receiver or any other Receiver appointed by the court. By execution of this Deed of Trust, Borrower irrevocably consents to the appointment of a receiver to be made ex parte and as a matter of right to Lender or Trustee, either before or after sale of the Property, without further notice, and without regard to the solvency or insolvency, at the time of application for the Receiver, of the person or persons, if any, liable for the payment of any portion of the Debt and the performance of any portion of the Obligations and without regard to the value of the Property or whether the Property is occupied as a homestead and without bond being required of the applicant.

        (b) The Receiver will be vested with the fullest powers permitted by Law including all powers necessary or usual in similar cases for the protection, possession and operation of the Property and all the powers and duties of Lender as a mortgagee-in-possession as provided in this Deed of Trust and may continue to exercise all the usual powers and duties until the Receiver is discharged by the court.

        (c) In addition to the Remedies and all other available rights, Lender or the Receiver may take any of the following actions:

             (i) take exclusive possession, custody and control of the Property and manage the Property so as to prevent waste;

             (ii) require Borrower to deliver to Lender or the
                  Receiver all keys, security deposits, operating accounts, prepaid Rents, past due Rents, the Books and Records and all original counterparts of the Leases and the Property Documents;

             (iii) collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including reasonable receiver's, broker's and attorney's fees, apply the net collections to any portion of the Debt selected by Lender in its sole discretion,

             (iv) enter into, modify, extend, enforce, terminate,
                  renew or accept surrender of Leases and evict tenants except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

             (v) enter into, modify, extend, enforce, terminate or renew Property Documents except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

             (vi) appear in and defend any Proceeding brought in
                  connection with the Property and bring any Proceeding to protect the Property as well as Borrower's and Lender's respective interests in the Property (unless any such Proceeding has been assigned previously to Lender in the Assignment, or if so assigned, Lender has not expressly assigned such Proceeding to the Receiver and consented to such appearance or defense by Receiver); and

             (vii) perform any act in the place of Borrower that Lender or the Receiver deems necessary
                       (A) to preserve the value, marketability or rentability of the Property; (B) to increase the gross receipts from the Property; or (C) otherwise to protect Borrower's and Lender's respective interests in the Property.

        (d) Borrower appoints Lender as Borrower's attorney-in-fact, at Lender's election, to perform any actions and to execute and record any instruments necessary to effectuate the actions described in this Section, in each instance only at Lender's election and only to the extent Borrower has failed to comply with the provisions of this Section.

   Section 14.6. General Provisions Pertaining to Foreclosures and the Power of Sale. The following provisions will apply to any Proceeding to foreclose and to any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale:

             (i) Lender's or Trustee's right to institute a Proceeding to foreclose or to sell by power of sale will not be exhausted by a Proceeding or a sale that is defective or not completed or by conducting separate sales of portions of the Property;

             (ii) any sale may be postponed or adjourned by Lender
                  by public announcement at the time and place appointed for the sale without further notice;

             (iii) with respect to sale pursuant to a judgment of foreclosure and sale, the Property may be sold as an entirety or in parcels, at one or more sales, at the time and place, on terms and in the order that Lender deems expedient in its sole discretion;

             (iv) if a portion of the Property is sold pursuant to
                  this Article, the Loan Documents will remain in full force and effect with respect to any unmatured portion of the Debt and this Deed of Trust will continue as a valid and enforceable first lien on and security interest in the remaining portion of the Property, subject only to the Permitted Exceptions, without loss of priority and without impairment of any of Lender's or Trustee's rights and remedies with respect to the unmatured portion of the Debt;

             (v) Lender may bid for and acquire the Property at a sale and, in lieu of paying cash, may credit the amount of Lender's bid against any portion of the Debt selected by Lender in its sole discretion after deducting from the amount of Lender's bid the expenses of the sale, costs of enforcement and other amounts that Lender is authorized to deduct at Law, in equity or otherwise; and

             (vi) Lender's receipt of the proceeds of a sale will
                  be sufficient consideration for the portion of the Property sold and Lender will apply the proceeds as set forth in this Deed of Trust.

   Section 14.7. Application of Proceeds. Lender may apply the proceeds of any sale of the Property pursuant to a judgment of foreclosure and sale and any other amounts collected by Lender in connection with the exercise of the Remedies to payment of the Debt in such priority and proportions as Lender may determine in its sole discretion or in such priority and proportions as required by Law.

   Section 14.8.  Power of Attorney.  Borrower appoints Lender as
Borrower's attorney-in-fact to perform any actions necessary and incidental to exercising the Remedies.

   Section 14.9. Tenant at Sufferance. If Lender, Trustee, or a Receiver enters the Property in the exercise of the Remedies and Borrower is allowed to remain in occupancy of the Property, Borrower will pay to Lender, Trustee, or the Receiver, as the case may be, in advance, a reasonable rent for the Property occupied by Borrower. If Borrower fails to pay the rent, Borrower may be dispossessed by the usual Proceedings available against defaulting tenants.


                            ARTICLE XV

                     LIMITATION OF LIABILITY

   Section 15.1.  Limitation of Liability.

        (a) Notwithstanding any provision in the Loan Documents to the contrary, except as set forth in subsections (b) and (c), if Lender seeks to enforce the collection of the Debt and a lesser sum is realized from a foreclosure of this Deed of Trust and sale of the Property than the then outstanding Debt, Lender will not institute any Proceeding against Borrower or Borrower's general partners, if any, for or on account of the deficiency, except as set forth in subsections (b) and (c).

        (b) The limitation of liability in subsection (a) will not affect or impair (i) the lien of this Deed of Trust or Lender's other rights and Remedies under the Loan Documents, including Lender's right as mortgagee or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents; (ii) the validity of the Loan Documents or the Obligations; (iii) Lender's rights under any Loan Document that are not expressly non-recourse; or
(iv) Lender's right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Obligations.

        (c) The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Borrower and its general partners, if any, for the following:

             (i) all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or omission by Borrower or any of Borrower's partners, members, officers, directors, shareholders or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; (D) any certificates, representations or warranties given in connection with the Loan (including, but not limited to, Estoppel Certificates executed by Borrower and representations made by Borrower related to Property and that certain Certificate Regarding Tenant Estoppels dated of even date herewith); or (E) Borrower's performance of the Obligations;

             (ii) all Rents derived from the Property after a
                  default under the Loan Documents which default is a basis of a Proceeding by Lender to enforce collection of the Debt and all moneys that, on the date such a default occurs, are on deposit in one or more accounts used by or on behalf of Borrower relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments, Impositions, Insurance Premiums and any reasonable and customary expenses incurred by Borrower in the operation, maintenance and leasing of the Property or delivered to Lender;

             (iii)     the cost of remediation of any
                       Environmental Activity affecting the
                       Property, any diminution in the value of the Property arising from any Environmental Activity affecting the Property and any other losses suffered and liabilities and expenses incurred by Lender relating to a default under the Article entitled "Environmental";

             (iv) all security deposits collected by Borrower or
                  any of Borrower's predecessors and not refunded to Tenants in accordance with their respective Leases, applied in accordance with the Leases or Law or delivered to Lender, and all advance rents collected by Borrower or any of Borrower's predecessors and not applied in accordance with the Leases or delivered to Lender;

             (v) the replacement cost of any Fixtures or Personal Property removed from the Property after a default occurs;

             (vi) all losses suffered and liabilities and expenses
                  incurred by Lender relating to any acts or omissions by Borrower that result in waste (including economic and non-physical waste) on the Property;

             (vii) all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents to protect Lender's security interest in the Property or to protect the assignment of the property described in and effected by the Assignment, but only to the extent that the Rents would have been sufficient to permit Borrower to make the payment and Borrower failed to do so;

             (viii) all mechanics' or similar liens relating to work performed on or materials delivered to the Property prior to a foreclosure sale of the Property, but only to the extent Lender had advanced funds to pay for the work or materials;

             (ix) all Proceeds that are not applied in accordance
                  with this Deed of Trust or not paid to Lender as required under this Deed of Trust;

             (x) all losses suffered and liabilities and expenses incurred by Lender relating to a Transfer that is not permitted under the Section entitled
                  "Permitted Transfers".

             (xi) all losses suffered and liabilities and expenses
                  incurred by Lender relating to forfeiture or threatened forfeiture of the Property to the Government; and

             (xii) all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under any of the provisions of this Deed of Trust relating to ERISA including the prohibition on any Transfer that results in a violation of ERISA.

        (d) Nothing under subsection (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Debt or to require that all collateral will continue to secure all of the Obligations in accordance with the Loan Documents.


                           ARTICLE XVI

                             WAIVERS

   Section 16.1.  WAIVER OF STATUTE OF LIMITATIONS.  BORROWER
WAIVES THE RIGHT TO CLAIM ANY STATUTE OF LIMITATIONS AS A DEFENSE TO BORROWER'S PAYMENT AND PERFORMANCE OF THE OBLIGATIONS.

   Section 16.2.  WAIVER OF NOTICE.  BORROWER WAIVES THE RIGHT TO
RECEIVE ANY NOTICE FROM LENDER OR TRUSTEE WITH RESPECT TO THE LOAN DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER OR TRUSTEE IS EXPRESSLY REQUIRED TO DELIVER PURSUANT TO THE LOAN DOCUMENTS.

   Section 16.3.  WAIVER OF MARSHALLING AND OTHER MATTERS.
BORROWER WAIVES THE BENEFIT OF ANY RIGHTS OF MARSHALLING OR ANY OTHER RIGHT TO DIRECT THE ORDER IN WHICH ANY OF THE PROPERTY WILL BE (i) SOLD; OR (ii) MADE AVAILABLE TO ANY ENTITY IF THE PROPERTY IS SOLD BY POWER OF SALE OR PURSUANT TO A JUDGMENT OF FORECLOSURE AND SALE. BORROWER ALSO WAIVES THE BENEFIT OF ANY LAWS RELATING TO APPRAISEMENT, VALUATION, STAY, EXTENSION, REINSTATEMENT, MORATORIUM, HOMESTEAD AND EXEMPTION RIGHTS OR A SALE IN INVERSE ORDER OF ALIENATION.

   Section 16.4.  WAIVER OF TRIAL BY JURY.  BORROWER WAIVES TRIAL
BY JURY IN ANY PROCEEDING BROUGHT BY, OR AGAINST, OR COUNTERCLAIM OR CROSS-COMPLAINT ASSERTED BY OR AGAINST, LENDER OR TRUSTEE RELATING TO THE LOAN, THE PROPERTY DOCUMENTS OR THE LEASES.

   Section 16.5.  WAIVER OF COUNTERCLAIM.  BORROWER WAIVES THE
RIGHT TO ASSERT A COUNTERCLAIM OR CROSS-COMPLAINT, OTHER THAN
COMPULSORY OR MANDATORY COUNTERCLAIMS OR CROSS-COMPLAINTS, IN ANY
PROCEEDING LENDER OR TRUSTEE BRINGS AGAINST BORROWER RELATING TO THE LOAN, INCLUDING ANY PROCEEDING TO ENFORCE REMEDIES.

   Section 16.6. WAIVER OF JUDICIAL NOTICE AND HEARING. BORROWER WAIVES ANY RIGHT BORROWER MAY HAVE UNDER LAW TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THE LOAN DOCUMENTS TO LENDER AND BORROWER WAIVES THE RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN DOCUMENTS ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING.

   Section 16.7. WAIVER OF SUBROGATION. BORROWER WAIVES ALL RIGHTS OF SUBROGATION TO LENDER'S RIGHTS OR CLAIMS RELATED TO OR AFFECTING THE PROPERTY OR ANY OTHER SECURITY FOR THE LOAN UNTIL THE LOAN IS PAID IN FULL AND ALL FUNDING OBLIGATIONS UNDER THE LOAN DOCUMENTS HAVE BEEN TERMINATED.

   Section 16.8. GENERAL WAIVER. BORROWER ACKNOWLEDGES THAT (A) BORROWER AND BORROWER'S PARTNERS, MEMBERS OR PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS; (B) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS ARTICLE; (C) THE LOAN IS A COMMERCIAL OR BUSINESS LOAN UNDER THE LAWS OF THE STATE OR COMMONWEALTH WHERE THE PROPERTY IS LOCATED NEGOTIATED BY LENDER AND BORROWER AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH; AND (D) ALL WAIVERS BY BORROWER IN THIS ARTICLE HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER FIRST HAS BEEN INFORMED BY COUNSEL OF BORROWER'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE. THE FOREGOING ACKNOWLEDGMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE WILL RELY ON THE ACKNOWLEDGMENT.


                           ARTICLE XVII

                             NOTICES

   Section 17.1. Notices. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications (the "Notices") required or permitted to be given under the Loan Documents must be in writing and (a) delivered personally by a process server providing a sworn declaration evidencing the date of service, the individual served, and the address where the service was made; (b) sent by certified mail, return receipt requested; or (c) delivered by nationally recognized overnight delivery service that provides evidence of the date of delivery, with all charges prepaid (for next morning delivery if sent by overnight delivery service), addressed to the appropriate party at its address listed below:

If to Borrower:
             Bedford Property Investors, Inc.
             270 Lafayette Circle
             Lafayette, California 94549
             Attn: Dennis Klimmek, Esq.
             Senior Vice President and General Counsel
             Application #VR-14
             Mortgage #000473100

If to Lender:
             Teachers Insurance and Annuity
             Association
             730 Third Avenue
             New York, New York 10017
             Attn:     Director of Portfolio Management
                  for Mortgage and Real Estate Division
                  Region: Midwest

                  TIAA Appl. # VR-14
                  M - 000473100

with a courtesy copy to:
             Teachers Insurance and Annuity
             Association
             730 Third Avenue
             New York, New York 10017
                  Attn:     Vice President and Chief Counsel,
                  Mortgage and Real Estate Law

                  TIAA Appl. # VR-14
                  M - 000473100

If to Trustee:         First American Title Insurance Company
             P.O. Box 3915
             Phoenix, Arizona 85030
             Attention: Pamela Nicolini

with a copy to:   First American Title Insurance Company
             2101 4th Avenue, Suite 800
             Seattle, Washington 98121

Lender and Borrower each may change from time to time the address to which Notices must be sent, by notice given in accordance with the provisions of this Section. All Notices given in accordance with the provisions of this Section will be deemed to have been received on the earliest of (i) actual receipt; (ii) Borrower's rejection of delivery; or (iii) 3 Business Days after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or 1 Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery or on the date of personal service, if served by a process server.

   Section 17.2.  Change in Borrower's Name or Place of Business.
Borrower will immediately notify Lender in writing of any change in Borrower's name or the place of business set forth in the beginning of this Deed of Trust.


                          ARTICLE XVIII

                          MISCELLANEOUS

   Section 18.1. Applicable Law. The Loan Documents shall be governed by and will be construed in accordance with the Laws of the State of New York, without regard to conflicts of laws principles, except as set forth below. The parties acknowledge that the State of New York is the principal place of business of Lender and has a substantial relationship to the underlying transactions relating to the Loan and to parties involved. Notwithstanding the foregoing, Borrower and Lender agree that the laws of the State in which the Property is located shall govern the creation and perfection of liens on the Property and the procedures for enforcing remedies directly related to the Property including the appointment of trustees, the foreclosure or foreclosure sale of the Property, the appointment of receiver and any other remedy with respect to the Property.

   Section 18.2.  Usury Limitations.   Borrower and Lender intend
to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate.
If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

   Section 18.3.  Lender's Discretion.  Wherever under the Loan
Documents any matter is required to be satisfactory to Lender, Lender has the right to approve or determine any matter or Lender has an election, Lender's approval, determination or election will be made in Lender's reasonable discretion unless expressly provided to the contrary.

   Section 18.4. Unenforceable Provisions. If any provision in the Loan Documents is found to be illegal or unenforceable or would operate to invalidate any of the Loan Documents, then the provision will be deemed expunged and the Loan Documents will be construed as though the provision was not contained in the Loan Documents and the remainder of the Loan Documents will remain in full force and effect.

   Section 18.5. Survival of Borrower's Obligations. Borrower's representations, warranties and covenants contained in the Loan Documents will continue in full force and effect and survive (i) satisfaction of the Obligations; (ii) reconveyance of the lien of the Property by Trustee; (iii) assignment or other transfer of all or any portion of Lender's interest in the Loan Documents or the Property;
(iv) Lender's or Trustee's exercise of any of the Remedies or any of Lender's or Trustee's other rights under the Loan Documents; (v) a Transfer; (vi) amendments to the Loan Documents; and (vii) any other act or omission that might otherwise be construed as a release or discharge of Borrower.

   Section 18.6.  Relationship Between Borrower and Lender; No
Third Party Beneficiaries.
        (a) Lender is not a partner of or joint venturer with Borrower or any other entity as a result of the Loan or Lender's rights under the Loan Documents; the relationship between Lender and Borrower is strictly that of creditor and debtor. Each Loan Document is an agreement between the parties to that Loan Document for the mutual benefit of the parties and no entities other than the parties to that Loan Document will be a third party beneficiary or will have any claim against Lender or Borrower by virtue of the Loan Document. As between Lender and Borrower, any actions taken by Lender under the Loan Documents will be taken for Lender's protection only, and Lender has not and will not be deemed to have assumed any responsibility to Borrower or to any other entity by virtue of Lender's actions.

        (b) All conditions to Lender's performance of its obligations under the Loan Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with their provisions or will be entitled to assume that Lender will refuse to perform its obligations in the absence of strict compliance with any of the conditions.

   Section 18.7. Partial Reconveyances or Releases, Extensions, Waivers. Lender may: (i) permit the reconveyance of any part of the Property or release any entity obligated for the Obligations; (ii) extend the time for payment or performance of any of the Obligations or otherwise amend the provisions for payment or performance by agreement with any entity that is obligated for the Obligations or that has an interest in the Property; (iii) accept additional security for the payment and performance of the Obligations; and (iv) waive any entity's performance of an Obligation, release any entity or individual now or in the future liable for the performance of the Obligation or waive the exercise of any Remedy or option. Lender may exercise any of the foregoing rights without notice, without regard to the amount of any consideration given, without affecting the priority of the Loan Documents, without releasing any entity not specifically released from its obligations under the Loan Documents, without releasing any guarantor(s) or surety(ies) of the Obligations, without effecting a novation of the Loan Documents and, with respect to a waiver, without waiving future performance of the Obligation or exercise of the Remedy waived.

   Section 18.8. Service of Process. Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, return receipt requested, to Borrower at its address set forth in the Article entitled "Notices" or any other address to which such address has been changed as permitted hereunder.

   Section 18.9.  Entire Agreement.  Oral agreements or
commitments between Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew the debt, are not enforceable. Any agreements among Borrower, Lender and Trustee relating to the Loan are contained in the Loan Documents, which contain the complete and exclusive statement of the agreements among Borrower, Lender and Trustee, except as Borrower, Lender and, if applicable, Trustee may later agree in writing to amend the Loan Documents. The language of each Loan Document will be construed as a whole according to its fair meaning and will not be construed against the draftsman.

   Section 18.10. No Oral Amendment. The Loan Documents may not be amended, waived or terminated orally or by any act or omission made individually by Borrower, Lender or Trustee but may be amended, waived or terminated only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

   Section 18.11. Severability. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents will not affect any other provisions of the Loan Documents, which will be construed as if the invalid, illegal or unenforceable provision never had been included.

   Section 18.12. Covenants Run with the Land. Subject to the restrictions on transfer contained in the Article entitled "TRANSFERS, LIENS AND ENCUMBRANCES", all of the covenants of this Deed of Trust and the Assignment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust.

   Section 18.13. Time of the Essence. Time is of the essence with respect to Borrower's payment and performance of the Obligations.

   Section 18.14. Subrogation. If the Principal or any other amount advanced by Lender is used directly or indirectly to pay off, discharge or satisfy all or any part of an encumbrance affecting the Property, then Lender is subrogated to the encumbrance and to any security held by the holder of the encumbrance, all of which will continue in full force and effect in favor of Lender as additional security for the Obligations.

   Section 18.15. Joint and Several Liability. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity under this Deed of Trust are joint and several.

   Section 18.16. Successors and Assigns. The Loan Documents bind the parties to the Loan Documents and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives and to the extent applicable inure to the benefit of Trustee and its successors, assigns, heirs, administrators, executors, agents and representatives.

   Section 18.17. Duplicates and Counterparts. Duplicate counterparts of any of the Loan Documents, other than the Note, may be executed and together will constitute a single original document.

                           ARTICLE XIX

                        TRUSTEE PROVISIONS

   Section 19.1   Acceptance of Trust.

        (a) Trustee accepts this Trust upon recordation of this Deed of Trust as provided by Law. Except as provided by Law, Trustee is not obligated to notify any party of a pending sale under this Deed of Trust or of a Proceeding in which Borrower, Lender or Trustee is a party.

        (b) Lender may from time to time unilaterally substitute a successor to Trustee pursuant to a recordable instrument that complies with Law for substitution of Trustees. The recorded substitution will be conclusive proof of proper substitution of trustee who will, without conveyance from predecessor trustee, succeed to all of the predecessor trustee's title, estate, rights, powers and duties.

                            ARTICLE XX

          ADDITIONAL PROVISIONS PERTAINING TO STATE LAWS

   Section 20.1 Nonagricultural Use. The Property is not used principally for agricultural uses.

   Section 20.2   Oral Agreements.  NOTICE IS HEREBY GIVEN THAT
ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT,
MODIFY LOAN TERM, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

   IN WITNESS WHEREOF, Borrower has executed and delivered this Deed of Trust as of the date first set forth above.


                            BEDFORD PROPERTY INVESTORS, INC.,
                            a Maryland corporation


                            By: /s/Hanh Kihara
                                      Hanh Kihara
                                 Senior Vice President and
                                 Chief Financial Officer

                          ACKNOWLEDGMENT

STATE OF WASHINGTON         )
                       ) ss.
COUNTY OF ____________ )

        I certify that I know or have satisfactory evidence that ________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ____________ of __________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        Dated:________________________

(Seal or stamp)

                            ___________________________________
                            Notary Public
                            Print Name _________________________
                            My commission expires _______________

                            Exhibit A

                        LEGAL DESCRIPTION

 SAFECO Building, 3450 South 44th Way, Federal Way, Washington

                           Exhibit B

                          DEFINITIONS


"Acceleration" is defined in Section 14.2(a)(i).

"Accumulations" is defined in Section 2.1(xii).

"Accumulations Depositary" is defined in Section 6.2(a).

"Additional Funds" is defined in Section 7.4(v).

"Annual Financial Statement" is defined in Section 10.1(a).

"Assessments" is defined as all assessments now or hereafter levied, assessed or imposed against the Property.

"Assignment" is defined as the Assignment of Leases and Rents dated of even date with this Deed of Trust made by Borrower for the benefit of Lender.

"Bankruptcy Code" means Title 11 of the United States Code.

"Books and Records" is defined in Section 2.1(xi).

"Borrower" is defined in the introductory paragraph.

"Budget" is defined in Section 10.2.

"Business Days" is defined as any day on which commercial banks are not authorized or required by Law to close in New York, New York.

"Casualty" is defined as damage to or destruction of the Property by fire or other casualty.

"Code" is defined as the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

"Condemnation" is defined as the permanent or temporary taking of all or any portion of the Property, or any interest therein or right accruing thereto, by the exercise of the right of eminent domain (including any transfer in lieu of or in anticipation of the exercise of the right), inverse condemnation or any similar injury or damage to or decrease in the value of the Property, including severance and change in the grade of any streets

"Condemnation Awards" is defined in Section 2.1(viii).

"Condemnation Proceeding" is defined as a Proceeding that could result in a Condemnation.

"CPA" is defined as an independent certified public accountant satisfactory to Lender.

"Debt" is defined in Section 3.1.

"Debt Service Payments" is defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in the Note.

"Deed of Trust" is defined as this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement.

"Default Interest Rate" is defined as the lower of 5% per annum over the Fixed Interest Rate or the Maximum Interest Rate, if any.

"Destruction Event" is defined in Section 7.4.

"Environmental Activity" is defined as any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Substances. The actual, suspected or threatened presence of any Hazardous Substances, or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

"Environmental Laws" is defined as all Laws pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Environmental Activities and pollution.

"Environmental Report" is defined as the report prepared by IT
Corporation, dated October 26, 1999 as to the Property described in Exhibit A.

"ERISA" is defined in Section 8.3(a).

"Event of Default" is defined in Section 14.1.

"Existing Shareholder" is defined in Section 12.1(b).

"Expenses" is defined in Section 11.1(a).

"Financial Books and Records" is defined as detailed accounts of the income and expenses of the Property and of Borrower and all other data, records and information that either are specifically referred to in the Article entitled "FINANCIAL REPORTING" or are necessary to the preparation of any of the statements, reports or certificates required under such Article and includes all supporting schedules prepared or used by the CPA in auditing the Annual Financial Statement or in issuing its opinion.

"Fiscal Year" is defined as any calendar year or partial calendar year during the Term.

"Fixed Interest Rate" is defined as 7.95% per annum.

"Fixtures and Personal Property" is defined in Section 2.1(iv).

"Government" is defined as any federal, state or municipal governmental or quasi-governmental authority including executive, legislative or judicial branch, division and any subdivision or agency of any of them and any entity to which any of them has delegated authority.

"Hazardous Substances" is defined as (i) any by product, chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws, as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", infectious waste", "toxic substance", "toxic pollutant", or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity",
(ii) any petroleum, natural gas, natural gas liquid, liquified natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources, and (iii) any underground storage tanks.

"Imposition Penalty Date" is defined in Section 6.1(a).

"Impositions" is defined as all Taxes, Assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Property or Borrower and whether levied, assessed or imposed as excise, privilege or property taxes.

"Improvements" is defined in Section 2.1(ii).

"Individual Property" is defined in Recital D of the Assignment.

"Insurance Premiums" is defined as all present and future premiums and other charges due and payable on policies of fire, rental value and other insurance covering the Property and required pursuant to the provisions of this Deed of Trust.

"Insurance Proceeds" is defined in Section 2.1(ix).

"Insurers" is defined in Section 7.1(c).

"Institutional Investor" is defined as any bank, savings institution, charitable foundation, insurance company, real estate investment trust, pension fund or investment advisor registered under the Investment Advisors Act of 1940, as amended, and acting as trustee or agent.

"Interest" is defined as the amount of fixed interest payable under the Note at the Fixed Interest Rate and any other sums which could be deemed to be interest under Law.

"Land" is defined in the Recitals.

"Late Charge" is defined in the Note.

"Law" is defined as all present and future codes, constitutions, cases, opinions, rules, manuals, regulations, determinations, laws, orders, ordinances, requirements and statutes, as amended, of any Government that affect or that may be interpreted to affect the Property, Borrower or the Loan, including amendments and all guidance documents and publications promulgated thereunder.

"Leases" is defined as all present and future leases, subleases, licenses and other agreements for the use and occupancy of the Land and Improvements, any related guarantees and including any use and occupancy arrangements created pursuant to Section 365 (h) of the Bankruptcy Code or otherwise in connection with the commencement or continuation of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar Proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land and Improvements.

"Lender" is defined in the introductory paragraph.

"Loan" is defined in the Recitals.

"Loan Documents" is defined as the Note, this Deed of Trust, the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (Bedford Portfolio #4 - California Properties) and the Deed of Trust, Assignment of Leases and Rents; Security Agreement and Fixture Filing Statement (Bedford Portfolio #4
- Arizona Property) both dated the date of this Deed of Trust and securing the Note, the Assignment, the Assignment of Leases and Rents (Bedford Portfolio #3 - California Properties) and the Assignment of Leases and Rents (Bedford Portfolio #4 - Arizona Property) all dated the date of this Deed of Trust and securing the Note and all documents now or hereafter executed by Borrower or held by Lender or Trustee relating to the Loan, including all amendments.

"Material Environmental Contamination" is defined as contamination of the Property with Hazardous Substances (i) that constitutes a violation of one or more Environmental Laws; (ii) for which there is a significant possibility that remediation will be required under Environmental Laws; (iii) that results in a material risk of liability or expense to Lender; or (iv) that diminishes the value of the Property.

"Maturity Date" is defined in the Recitals.

"Maximum Interest Rate" is defined as the maximum rate of interest, if any, permitted by Law to be charged with respect to the Loan as the maximum rate may be increased or decreased from time to time.

"Note" is defined in the Recitals.

"Note Payments" is defined in the Note.

"Notices" is defined in Section 17.1.

"Obligations" is defined in Section 3.1.

"Permitted Exceptions" is defined as the matters shown in Schedule B,
Part 1 and 2 of the title insurance policy insuring the lien of this Deed of Trust.

"Permitted Transfers" is defined in Section 12.2(b).

"Permitted Use" is defined as use as first-class commercial office building with respect to the property described in Exhibit A, known as 3450 South 44th Way, Federal Way, Washington, and uses incidentally and directly related to such uses.

"Policies" is defined in Section 7.1(b).

"Prepayment Premium" is defined in the Note.

"Principal" is defined in the Recitals.

"Proceeding" is defined as a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction.

"Proceeds" is defined in Section 7.2(c).

"Property" is defined in Section 2.1.

"Property Documents" is defined in Section 2.1(v).

"Receiver" is defined as a receiver, custodian, trustee, liquidator or conservator of the Property.

"Release Parcel" is defined in Section 12.4.

"Remedies" is defined in Section 14.2(a).

"Rents" is defined as all present and future rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, parking fees, revenues and other consideration accruing under the Leases or otherwise derived from the use and occupancy of the Land or the Improvements, including tenant contributions to expenses, security deposits, royalties and contingent rent, if any, all other fees, accounts, accounts receivable or payments paid to or for the benefit of Borrower, including liquidated damages after a default under a lease, any premium or other termination fee payable by tenant after cancellation of a Lease and the proceeds of any rental insurance, and any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land or the Improvements and all claims as a creditor in connection with any of the foregoing.

"Restoration" is defined as the restoration of the Property after a Destruction Event as nearly as possible to its condition immediately prior to the Destruction Event, in accordance with the plans and specifications, in a first-class workmanlike manner using materials substantially equivalent in quality and character to those used for the original improvements, in accordance with Law and free and clear of all liens, encumbrances or other charges other than this Deed of Trust and the Permitted Exceptions.

"Restoration Completion Date" is defined in Section 7.4(viii).

"Restoration Funds" is defined in Section 7.5(b).

"Substitution Property" is defined in Section 12.5.

"Taxes" is defined as all present and future real estate taxes levied, assessed or imposed against the Property.

"Term" is defined as the scheduled term of this Deed of Trust commencing on the date Lender makes the first disbursement of the Loan and terminating on the Maturity Date.

"Transfer" is defined in Section 12.1(a).

"Uniform Commercial Code" is defined as the Uniform Commercial Code in effect in the jurisdiction where the Land is located.

                            Exhibit C

                      RULES OF CONSTRUCTION


   (a) References in any Loan Document to numbered Articles or Sections are references to the Articles and Sections of that Loan Document. References in any Loan Document to lettered Exhibits are references to the Exhibits attached to that Loan Document, all of which are incorporated in and constitute a part of that Loan Document. Article, Section and Exhibit captions used in any Loan Document are for reference only and do not describe or limit the substance, scope or intent of that Loan Document or the individual Articles, Sections or Exhibits of that Loan Document.

   (b) The terms "include", "including" and similar terms are construed as if followed by the phrase "without limitation".

   (c)  The terms "Land", "Improvements", "Fixtures and Personal
Property", "Condemnation Awards", "Insurance Proceeds" and "Property" are construed as if followed by the phrase "or any part thereof".

   (d) Any agreement by or duty imposed on Borrower in any Loan Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust and includes a covenant by Borrower to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Loan Documents. Any statement or disclosure contained in any Loan Document about facts or circumstances relating to the Property, Borrower or the Loan constitutes a representation and warranty by Borrower made as of the date of the Loan Document in which the statement or disclosure is contained.

   (e) The term "to Borrower's knowledge" is construed as meaning to the best of Borrower's knowledge after diligent inquiry.

   (f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

   (g) The terms "person", "party" and "entity" include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

   (h) The term "provisions" includes terms, covenants, conditions, agreements and requirements.

   (i) The term "amend" includes modify, supplement, renew, extend, replace or substitute and the term "amendment" includes modification, supplement, renewal, extension, replacement and substitution.

   (j) Reference to any specific Law or to any document or agreement, including the Note, this Deed of Trust, any of the other Loan Documents, the Leases and the Property Documents, includes any future amendments to the Law, document or agreement, as the case may be.

   (k) No inference in favor of or against a party with respect to any provision in any Loan Document may be drawn from the fact that the party drafted the Loan Document.

   (l) The term "certificate" means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is "certified" means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

   (m) Any appointment of Lender as Borrower's attorney-in-fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Borrower ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Borrower will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

   (n) Any document, instrument or agreement to be delivered by Borrower will be in form and content satisfactory to Lender.

   (o) All obligations, rights, remedies and waivers contained in the Loan Documents will be construed as being limited only to the extent required to be enforceable under the Law.

   (p)  The unmodified word "days" means calendar days.